The following is a fair and accurate English translation of a Spanish language Prospectus Supplement to be used for Sierra Trust Funds.

By /s/ Keith B. Pipes
   -----------------------------
       Keith B. Pipes
       Executive Vice President,
       Treasurer and Secretary,
       Sierra Trust Funds




                        SUPPLEMENT DATED JANUARY 1, 1996
                      TO PROSPECTUS DATED OCTOBER 31, 1995
                                       OF
                               SIERRA TRUST FUNDS
                          9301 CORBIN AVENUE, SUITE 333
                                  P.O. BOX 1160
                        NORTHRIDGE, CALIFORNIA 91328-1160


         The prospectus dated October 31, 1995 of the Sierra Trust Funds (the "Trust") relating to the Class A and Class B Shares of the GLOBAL MONEY, U.S. GOVERNMENT MONEY, CALIFORNIA MONEY, SHORT TERM HIGH QUALITY BOND, SHORT TERM GLOBAL GOVERNMENT, U.S. GOVERNMENT, CORPORATE INCOME, CALIFORNIA MUNICIPAL, FLORIDA INSURED MUNICIPAL, CALIFORNIA INSURED INTERMEDIATE MUNICIPAL, NATIONAL MUNICIPAL, GROWTH AND INCOME, GROWTH, EMERGING GROWTH AND INTERNATIONAL GROWTH FUNDS of the Trust is hereby amended and supplemented effective January 1, 1996 by the following:

By deleting the eighth paragraph in "The Funds' Investments and Risk Considerations - Investment Principles and Risk Considerations - The Bond Funds
- Short Term Global Government Fund" section on page 38 and replacing it with the following paragraph:

                  Adam M. Greshin is the lead portfolio manager for the Short Term Global Government Fund. Mr. Greshin joined Scudder in 1986 as an international bond analyst. Currently, he is Product Leader for Scudder's global and international fixed-income investing. He was involved in the original design of the Fund and has served as a member of the Fund's portfolio management team since 1991. Mr. Greshin assumed responsibility for the Fund's day-to-day management and investment strategies effective November 1995.

By deleting the second paragraph in the section "Performance - Performance Comparisons" on page 70 and replacing it with the following paragraph:

                  In addition, the Municipal Funds and the California Money Fund may attempt to illustrate in advertising or sales literature the benefits of tax-free investing. For example, Table 1 on the following page shows California investors the approximate yield that a taxable investment must earn at various sample income brackets to produce after-tax yields equivalent to those of tax-exempt investments, such as the California Municipal, California Insured Intermediate Municipal and California Money Funds, yielding from 2.00% to 7.00%. Table 2 on the following page shows taxpayers how to translate federal tax savings from investments, such as the National Municipal Fund, into an equivalent yield from a taxable investment. The yields, tax rates and income brackets following are for illustration purposes only and are not intended to represent current or future yields for the Funds, current tax rates or income brackets. The yields, tax rates and income brackets following may be higher or lower than the yields, tax rates and income brackets shown. Calculations are computed in accordance with standard SEC calculations of 30-day yield. The California marginal tax rates presented assume payment of the highest California tax rate for the particular federal marginal tax rate quoted. The income brackets and tax rates presented are only samples since the Internal Revenue Service ("IRS") adjusts the brackets annually for inflation, and tax rates are subject to change by legislation. Investors should consult their tax adviser with specific reference to their own tax situation.

By deleting Table 1 in the section "Performance - Tax Equivalent Yields" on page 71 and replacing it with the following Table 1:


TABLE 1

                                                               Combined
                                                              Federal and
                                         Federal   California  California                   Tax-Exempt Yield
         Sample 1995 Federal             Marginal   Marginal    Marginal
       Taxable Income Brackets          Tax Rate+  Tax Rate*   Tax Rate**    2.00%    2.50%     3.00%    3.50%    4.00%
-------------------------------------   ---------  ----------  ----------    -----    -----     -----    -----    -----
  Single Return        Joint Return                                                           Taxable Yield
-----------------   -----------------                                        ------------------------------------------
   $0-$23,350          $0-$39,000         15%        6.00%       20.10%      2.50%    3.13%     3.75%    4.38%    5.01%
 $23,350-$56,550     $39,000-$94,250      28%        9.30%       34.70%      3.06%    3.83%     4.59%    5.36%    6.13%
 $56,550-$117,950    $94,250-$143,600     31%        9.30%       37.42%      3.20%    3.99%     4.79%    5.59%    6.39%
$117,950-$256,500   $143,600-$256,500     36%        9.30%       41.95%      3.44%    4.31%     5.17%    6.03%    6.89%
$256,500 and up     $256,500 and up      39.6%       9.30%       45.22%      3.65%    4.56%     5.48%    6.39%    7.30%

                                                               Combined
                                                              Federal and
                                         Federal   California  California                      Tax-Exempt Yield
         Sample 1995 Federal             Marginal   Marginal    Marginal
       Taxable Income Brackets          Tax Rate+  Tax Rate*   Tax Rate**    4.50%    5.00%    5.50%    6.00%    6.50%    7.00%
-------------------------------------   ---------  ----------  ----------    -----    -----    -----    -----    -----    -----
  Single Return        Joint Return                                                              Taxable Yield
-----------------   -----------------                                        --------------------------------------------------
   $0-$23,350          $0-$39,000         15%        6.00%       20.10%      5.63%    6.26%    6.88%    7.51%    8.14%    8.76%
 $23,350-$56,550     $39,000-$94,250      28%        9.30%       34.70%      6.89%    7.66%    8.42%    9.19%    9.95%   10.72%
 $56,550-$117,950    $94,250-$143,600     31%        9.30%       37.42%      7.19%    7.99%    8.79%    9.59%   10.39%   11.19%
$117,950-$256,500   $143,600-$256,500     36%        9.30%       41.95%      7.75%    8.61%    9.47%   10.34%   11.20%   12.06%
$256,500 and up     $256,500 and up      39.6%       9.30%       45.22%      8.21%    9.13%   10.04%   10.95%   11.87%   12.78%

------------------------------------

*  California taxable income may differ due to differences in exemptions, itemized deductions and other items.

** Rates do not include the phase-out of personal exemptions or itemized deductions. Rates include the federal deduction of state taxes paid.

+  Rates do not include the phase-out of personal exemptions or itemized deductions.



                          PLEASE RETAIN THIS SUPPLEMENT
                              FOR FUTURE REFERENCE

                                                           IMPMC/GD (12/95-115M)

The following is a fair and accurate English translation of a Spanish language Prospectus to be used for Sierra Trust Funds.

By /s/ Keith B. Pipes
   -----------------------------
       Keith B. Pipes
       Executive Vice President,
       Treasurer and Secretary,
       Sierra Trust Funds





----------------------

PROSPECTUS
AND ACCOUNT
APPLICATION

OCTOBER 31, 1995

----------------------

                               GLOBAL MONEY FUND
                           U.S. GOVERNMENT MONEY FUND
                             CALIFORNIA MONEY FUND
                       SHORT TERM HIGH QUALITY BOND FUND
                       SHORT TERM GLOBAL GOVERNMENT FUND
                              U.S. GOVERNMENT FUND
                             CORPORATE INCOME FUND
                           CALIFORNIA MUNICIPAL FUND
                         FLORIDA INSURED MUNICIPAL FUND
                        CALIFORNIA INSURED INTERMEDIATE
                                 MUNICIPAL FUND
                            NATIONAL MUNICIPAL FUND
                             GROWTH AND INCOME FUND
                                  GROWTH FUND
                              EMERGING GROWTH FUND
                           INTERNATIONAL GROWTH FUND

                            ------------------------
                                     SIERRA
                                  TRUST FUNDS
                            ------------------------
                            A FAMILY OF MUTUAL FUNDS

This prospectus describes the Class A and Class B Shares of the Sierra Trust Funds (the "Trust"). The Trust consists of the fifteen separate investment funds (each, a "Fund") listed at right, and the Target Maturity 2002 Fund, which is described in a separate prospectus. The Class A and Class B Shares offer investors alternative ways of paying sales charges and distribution costs. Please read this prospectus before investing, and keep it for future reference. It contains useful information that can help you decide whether the investment goals of the Funds are right for you.

A Statement of Additional Information ("SAI") about the Trust, dated October 31, 1995, has been filed with the Securities and Exchange Commission (the "SEC"), and is incorporated herein by reference (is considered legally a part of this prospectus). The SAI is available free upon request by calling the Trust at 800-222-5852.

THE GROWTH AND EMERGING GROWTH FUNDS MAY EACH INVEST UP TO 35%, AND THE SHORT TERM GLOBAL GOVERNMENT FUND MAY INVEST UP TO 10%, OF THE FUND'S TOTAL ASSETS, RESPECTIVELY, IN LOWER-RATED BONDS, COMMONLY REFERRED TO AS "JUNK BONDS." BONDS OF THIS TYPE ARE CONSIDERED TO BE SPECULATIVE WITH REGARD TO THE PAYMENT OF INTEREST AND RETURN OF PRINCIPAL. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THESE FUNDS. SEE "SECURITIES AND INVESTMENT PRACTICES -- LOWER-RATED SECURITIES."

INVESTMENTS IN THE FUNDS ARE NOT GUARANTEED OR INSURED BY THE U.S. GOVERNMENT, AND THERE IS NO ASSURANCE THAT THE GLOBAL MONEY, U.S. GOVERNMENT MONEY AND CALIFORNIA MONEY FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

SIERRA INVESTMENT SERVICES CORPORATION ("SIERRA SERVICES"), THE DISTRIBUTOR OF THE TRUST'S CLASS A SHARES AND CLASS B SHARES, IS NOT A BANK. THE TRUST'S SHARES ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS (TRUST OR OTHERWISE) OF, OR ENDORSED OR GUARANTEED BY, GREAT WESTERN BANK, OR ANY OF ITS AFFILIATES OR CORRESPONDENTS. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

AS WITH ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SIERRA TRUST FUNDS

GLOBAL MONEY FUND
U.S. GOVERNMENT MONEY FUND
CALIFORNIA MONEY FUND
SHORT TERM HIGH QUALITY BOND FUND
SHORT TERM GLOBAL GOVERNMENT FUND
U.S. GOVERNMENT FUND
CORPORATE INCOME FUND
CALIFORNIA MUNICIPAL FUND
FLORIDA INSURED MUNICIPAL FUND
CALIFORNIA INSURED INTERMEDIATE
MUNICIPAL FUND
NATIONAL MUNICIPAL FUND
GROWTH AND INCOME FUND
GROWTH FUND
EMERGING GROWTH FUND
INTERNATIONAL GROWTH FUND

PROSPECTUS

OCTOBER 31, 1995

SIERRA TRUST FUNDS
9301 CORBIN AVENUE, SUITE 333
P.O. BOX 1160
NORTHRIDGE, CALIFORNIA 91328-1160
800-222-5852

CONTENTS                                                PAGE
HIGHLIGHTS                                                3 GLOSSARY
                                                          3 THE SIERRA TRUST FUNDS FAMILY
                                                          4 THE FUNDS AT A GLANCE
EXPENSES AND FINANCIAL HIGHLIGHTS                        12 EXPENSES
                                                         19 FINANCIAL HIGHLIGHTS The financial data the
                                                            Funds will report.
THE FUNDS' INVESTMENTS AND RISK CONSIDERATIONS           34 INVESTMENT PRINCIPLES AND RISK CONSIDERATIONS
                                                            Each Fund's overall approach to investing.
SECURITIES AND INVESTMENT PRACTICES                      48 SECURITIES AND INVESTMENT PRACTICES regarding
                                                            each Fund's investments and practices.
PERFORMANCE                                              68 PERFORMANCE How each Fund's performance may be
                                                            measured and compared.
YOUR ACCOUNT                                             72 SETTING UP YOUR ACCOUNT
                                                         73 WAYS TO SET UP YOUR ACCOUNT Various ways to
                                                            set up your account, including tax-sheltered
                                                            retirement plans.
                                                         74 HOW TO BUY SHARES Opening an account and
                                                            making additional investments.
                                                         85 HOW TO SELL SHARES Taking money out
                                                            and/or closing your account.
                                                         89 EXCHANGE PRIVILEGES AND RESTRICTIONS
                                                            Exchanging shares of one Fund for another.
                                                         90 INVESTOR SERVICES Phone numbers and services
                                                            to help you manage your account.
                                                         91 DIVIDENDS, CAPITAL GAINS AND TAXES
SHAREHOLDER AND ACCOUNT POLICIES                         95 TRANSACTION DETAILS Share price calculations
                                                            and the timing of purchases and redemptions.
THE FUNDS IN DETAIL                                      96 ORGANIZATION How each Fund is organized and
                                                            managed.
                                                         97 SIERRA ADVISORS, ITS AFFILIATES AND
                                                            SERVICE PROVIDERS
                                                        100 BREAKDOWN OF FUND EXPENSES How operating costs
                                                            are calculated and what they include.

HIGHLIGHTS

GLOSSARY

ADMINISTRATOR OR SIERRA ADMINISTRATION
  Sierra Fund Administration Corporation, the Trust's administrator and transfer agent.

ADVISOR OR SIERRA ADVISORS Sierra Investment Advisors Corporation, the Trust's investment advisor.

AUTHORIZED DEALER A broker-dealer that is authorized to place orders for Fund shares.

BOND FUNDS The Short Term High Quality Bond, Short Term Global Government,
  U.S. Government, Corporate Income, California Municipal, Florida Insured Municipal, California Insured Intermediate Municipal and National Municipal Funds.

BUSINESS DAY Any day that the New York Stock Exchange is open.

CODE The Internal Revenue Code of 1986, as amended.

DISTRIBUTOR Sierra Investment Services Corporation ("Sierra Services") is the
  Trust's distributor for Class A, Class B and Class S Shares.

EQUITY FUNDS The Growth and Income, Growth, Emerging Growth and International
  Growth Funds.

LONGER TERM FUNDS All investment funds of the Trust except the Short Term High
  Quality Bond and Short Term Global Government Funds.

MONEY FUNDS The Global Money, U.S. Government Money and California Money
  Funds.

MUNICIPAL FUNDS The California Municipal, Florida Insured Municipal,
  California Insured Intermediate Municipal and National Municipal Funds.

NASD The National Association of Securities Dealers, Inc.

NON-MONEY FUNDS All investment funds of the Trust except the Money Funds.

SAI The Sierra Trust Funds' Statement of Additional Information.

SAM ACCOUNT Sierra Asset Management Account.

SEC The Securities and Exchange Commission.

SHORT TERM FUNDS The Short Term High Quality Bond and Short Term Global
  Government Funds.

TRUST The Sierra Trust Funds, an open-end investment company (mutual fund) with sixteen investment funds.

------------------------------------------------------------------------------

THE SIERRA TRUST FUNDS FAMILY
The Sierra Trust Funds (the "Trust") is an open-end management investment company with a family of sixteen investment funds each with its own investment objectives and policies. This prospectus describes all of the investment funds, except the Target Maturity 2002 Fund, (excepting the latter fund, each, a "Fund," and together, the "Funds"). On July 1, 1994, each of the Funds began offering three classes of shares, Class A Shares, Class B Shares and Class S Shares. Each class has different sales charges, expenses and other features, as described in this prospectus. All shares of a Fund that were owned by shareholders at the time the Fund began offering the three classes of shares are treated for all purposes as Class A Shares and have the same rights and preferences as before such offering. Investors may purchase directly Class A Shares of all of the Funds and Class B Shares of the Non-Money Funds. Class B Shares of a Money Fund are offered only to shareholders exchanging Class B Shares of other Funds and therefore may not be purchased directly by investors. SHARES OF THE TARGET MATURITY 2002 FUND AND CLASS S SHARES OF THE FUNDS ARE NOT OFFERED THROUGH THIS PROSPECTUS.

Please call 800-222-5852 if you would like to obtain a prospectus for the Target Maturity 2002 Fund or the Class S Shares of the Funds.

The Funds fall into several basic categories which are presented below in descending order of risk. Generally, investors seeking higher returns must assume greater risks.

GROWTH FUNDS seek long-term growth by investing in stocks.

    INTERNATIONAL GROWTH FUND
    EMERGING GROWTH FUND
    GROWTH FUND

GROWTH AND INCOME FUNDS invest in stocks, bonds and other shorter-term fixed income debt instruments for long-term growth and income.

    GROWTH AND INCOME FUND

INCOME FUNDS seek periodic income from investments in bonds and other shorter-term fixed income debt instruments.

    CORPORATE INCOME FUND
    CALIFORNIA MUNICIPAL FUND
    FLORIDA INSURED MUNICIPAL FUND
    NATIONAL MUNICIPAL FUND
    U.S. GOVERNMENT FUND
    CALIFORNIA INSURED INTERMEDIATE
      MUNICIPAL FUND
    SHORT TERM GLOBAL GOVERNMENT FUND
    SHORT TERM HIGH QUALITY BOND FUND

MONEY FUNDS seek periodic income and stability by investing in high-quality, short-term investments.

    GLOBAL MONEY FUND
    CALIFORNIA MONEY FUND
    U.S. GOVERNMENT MONEY FUND

THE FUNDS AT A GLANCE

GOALS: Each Fund has a different investment goal. Each Fund's investment objective is a fundamental policy which may not be changed without the approval of a majority of the Fund's outstanding voting securities. As with any mutual fund, there is no assurance that a Fund will achieve its goal.

STRATEGY: Each Fund has a distinct strategy specifically designed to achieve its goal.

INVESTMENT MANAGEMENT: Sierra Investment Advisors Corporation ("Advisor" or "Sierra Advisors") has overall responsibility for management of the Funds. However, each Fund has an investment sub-advisor ("Sub-Advisor") who selects the investments made by that Fund subject to oversight and direction by Sierra Advisors. The Sub-Advisor of each Fund is discussed in this section.

WHO MAY WANT TO INVEST: Each of the Funds may not be a suitable investment for every investor. Also, each Fund, by itself, does not constitute a balanced investment plan for an investor. The value of a Non-Money Fund's shares may fluctuate. Each Money Fund is managed to keep its share price stable at $1.00 and the rate of income of each Money Fund will vary from day to day, generally reflecting short-term interest rates. When you sell your Fund shares, they may be worth more or less than you paid for them.

ALTERNATIVE PURCHASE ARRANGEMENTS: Each Fund offers three classes of shares with alternative purchase and distribution fee arrangements. These differences permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Except for the differences between classes (and related voting rights), described as follows, each share of a Fund, whether Class A, Class B or Class S, has the same rights and represents an identical interest in the investments owned by that Fund. CLASS S SHARES ARE NOT OFFERED THROUGH THIS PROSPECTUS.

CLASS A SHARES: Class A Shares of the Non-Money Funds are subject, and Class A Shares of the Money Funds are not subject, to a sales charge at the time of purchase. Class A Shares of each Fund may be subject to a contingent deferred sales charge ("CDSC") if redeemed within two years of purchase, and pay an ongoing distribution fee at an annual rate of .25% of average daily net assets.

CLASS B SHARES: Class B Shares are not subject to a sales charge at the time of purchase but are subject to a CDSC that is different from the Class A Shares CDSC and Class S Shares CDSC. For Class B Shares of the Short Term Funds, the CDSC applies if the shares are redeemed during the first four years after purchase. The CDSC for Class B Shares of the Short Term Funds declines from 4% during the first year of investment to zero after four years. For Class B Shares of the Longer Term Funds, the CDSC applies if the shares are redeemed during the first six years after purchase. The CDSC for Class B Shares of the Longer Term Funds declines from 5% during the first year of investment to zero after six years. Class B Shares of all the Funds pay ongoing distribution and service fees at annual rates of 0.75% and 0.25%, respectively, of the average daily net assets of the Class B Shares. Investors may not purchase Class B Shares of the Money Funds directly; Class B Shares of the Money Funds may be purchased only by exchanging Class B Shares of a Non-Money Fund for Class B Shares of the Money Funds. Class B Shares may be exchanged for Class S Shares of certain of the Funds if the investor has a Sierra Asset Management prospectus and opens a Sierra Asset Management Account ("SAM Account") as described in the following section.

CLASS S SHARES: CLASS S SHARES, WHICH ARE AVAILABLE ONLY TO INVESTORS WHO OPEN A SAM ACCOUNT, ARE DESCRIBED IN MORE DETAIL IN A SEPARATE PROSPECTUS. Class S Shares are not subject to a sales charge at the time of purchase but are subject to a CDSC that is different from the Class A Shares CDSC and Class B Shares CDSC. Only the SAM Account Funds (described below) are available for SAM Account investments; Class S Shares of the remaining Funds are available only through exchange by investors who have closed their SAM Accounts but remain Class S shareholders. For all Class S Shares, the CDSC applies if the shares are redeemed during the first six years after purchase and the CDSC declines from 5% during the first year of investment to zero after six years. Like Class B Shares, Class S Shares pay ongoing distribution and service fees at annual rates of 0.75% and 0.25%, respectively, of the average daily net assets of the Class S Shares. Currently, the SAM Account Funds are:

U.S. Government               Corporate Income Fund
  Money Fund                  Growth and Income
Global Money Fund               Fund
Short Term High               Growth Fund
  Quality Bond Fund           Emerging Growth Fund
Short Term Global             International Growth
  Government Fund               Fund
U.S. Government Fund

Prospective investors may call 800-222-5852 toll-free to obtain a prospectus for Class S Shares and further information about Class S Shares.

RISK CONSIDERATIONS: The value of a Fund's shares will fluctuate with the value of the underlying securities in its portfolio, and in the case of debt securities, with the general level of interest rates. When interest rates decline, the value of a portfolio invested in fixed-income securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-income securities can be expected to decline. In the case of foreign currency denominated securities, these trends may be offset or amplified by fluctuations in foreign currencies. Investing in securities of foreign issuers involves certain considerations not typically associated with investing in securities of U.S. companies, including restrictions on foreign investment and repatriation of capital invested in foreign countries, currency fluctuations, the cost of converting foreign currency into U.S. Dollars, potential price volatility and lesser liquidity of shares traded on securities markets or lack of a secondary trading market for such securities and political and economic risks, including the risk of nationalization or expropriation of assets, difficulties in obtaining court actions and the risk of war. In addition, disclosure of certain material information may not be made and less information may be available to investors investing in foreign countries than in the United States. There is also generally less governmental regulation of the securities industry in foreign countries. High yielding fixed-income securities, such as those in which the Short Term Global Government Fund may invest up to 10%, and the Growth and Emerging Growth Funds up to 35%, respectively, of total assets, are subject to greater market fluctuations and risk of loss of income and principal than investments in lower yielding fixed-income securities. The Funds intend to employ from time to time certain investment techniques which are designed to enhance income or total return or hedge against market or currency risks but which themselves involve additional risks. These techniques include options on securities, futures, options on futures, options on indexes, options on foreign currencies, foreign currency exchange transactions, lending of securities and when-issued securities and delayed-delivery transactions. Because the Short Term Global Government Fund is non-diversified, it is permitted greater flexibility to invest its assets in the securities of any one issuer and therefore will be exposed to increased risk of loss if such an investment underperforms expectations. The Funds may have higher than average portfolio turnover which may result in higher than average brokerage commissions and transaction costs. For additional risk information, see "The Funds' Investments and Risk Considerations" and "Securities and Investment Practices" in this prospectus and "Investment Objectives and Policies of the Funds" in the Trust's Statement of Additional Information ("SAI").



THE MONEY FUNDS

GLOBAL MONEY FUND
GOAL: To maximize current income consistent with safety of principal and maintenance of liquidity.

STRATEGY: Investing in U.S. Dollar-denominated money market instruments of foreign and U.S. issuers.

INVESTMENT MANAGEMENT: J.P. Morgan Investment Management Inc. ("J.P. Morgan") is the Sub-Advisor of the Fund. J.P. Morgan provides investment services to employee benefit plans of corporations, labor unions and state and local governments and the accounts of other institutional investors. As of June 30, 1995, J.P. Morgan and its affiliate had investment management authority with respect to approximately $168 billion of assets.

WHO MAY WANT TO INVEST: Investors who would like to earn income at current money market rates while preserving the value of their investment.

U.S. GOVERNMENT MONEY FUND
GOAL: To maximize current income consistent with safety of principal and maintenance of liquidity.

STRATEGY: Investing primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

INVESTMENT MANAGEMENT: Alliance Capital Management L.P. ("Alliance") is the Sub-Advisor of the Fund. Alliance provides a wide variety of investment management services to individuals and institutions, including investment companies. As of June 30, 1995, total assets under management were over $135 billion.

WHO MAY WANT TO INVEST: Investors who would like to earn income at current money market rates while preserving the value of their investment. The Fund offers an added measure of safety with its focus on U.S. Government securities.

CALIFORNIA MONEY FUND
GOAL: To maximize current income that is excluded from gross income for federal income tax purposes and is exempt from California State personal income taxation, consistent with safety of principal and maintenance of liquidity.

STRATEGY: Investing in obligations that are exempt from California State personal income tax.

INVESTMENT MANAGEMENT: Alliance is the Sub-Advisor of the Fund. Alliance provides a wide variety of investment management services to individuals and institutions, including investment companies. As of June 30, 1995, total assets under management were over $135 billion.

WHO MAY WANT TO INVEST: Investors who would like to earn income at current money market rates that is exempt from federal and California income taxes while preserving the value of their investment.

THE BOND FUNDS

SHORT TERM HIGH QUALITY BOND FUND
GOAL: To provide as high a level of current income as is consistent with prudent investment management and stability of principal.

STRATEGY: Investing at least 65% of its assets in investment grade short-term bonds and other fixed-income securities issued by the U.S. Government, corporations and other issuers. The Fund may borrow money or enter into reverse repurchase agreements or dollar roll transactions in the aggregate up to 10% of its total assets, invest up to 25% of its total assets in asset-backed securities and may engage in certain options transactions, financial futures contracts and currency forwards or futures contracts and related options. Each of these investments entails risks which are discussed in the "Investment Principles" and "Securities and Investment Practices" sections following.

INVESTMENT MANAGEMENT: Scudder, Stevens & Clark, Inc. ("Scudder") is the investment Sub-Advisor of the Fund. Scudder provides investment management services for institutions, individuals and mutual funds. As of September 30, 1995, Scudder's assets under management were in excess of $90 billion.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who would like to earn high current income with the protection of principal. Securities in the Fund's portfolio are short-term high quality securities that will generally yield less income than lower quality or longer-term securities. Higher quality or shorter-term securities, however, generally have less credit and market risk and are more readily marketable than either lower quality or longer-term securities.

SHORT TERM GLOBAL GOVERNMENT FUND
GOAL: To provide high current income consistent with protection of principal.

STRATEGY: Investing at least 65% of its assets in short-term bonds and money market instruments issued by foreign and U.S. governments and denominated in foreign currencies or the U.S. Dollar.

INVESTMENT MANAGEMENT: Scudder is the investment Sub-Advisor of the Fund. Scudder provides investment management services for institutions, individuals and mutual funds. As of September 30, 1995, Scudder's assets under management were in excess of $90 billion.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who seek high current income with the protection of principal. The Fund offers investors the ability to diversify their own domestic investment portfolios and reduce the risk of having their investments affected solely by political and economic events in the U.S. The Fund also allows investors to participate in the income opportunities that foreign markets can offer. Securities of foreign issuers are subject to certain risks not typically associated with domestic securities, as discussed under "Securities and Investment Practices."

U.S. GOVERNMENT FUND
GOAL: To maximize total rate of return while providing a high level of current income, consistent with reasonable safety of principal.

STRATEGY: Investment in a broad range of U.S. Government securities, including mortgage-backed securities.

INVESTMENT MANAGEMENT: BlackRock Financial Management, Inc. ("BlackRock") is the investment Sub-Advisor of the Fund. BlackRock and its predecessor have provided investment advice to a wide variety of institutional and investment company-related clients since 1988. As of June 30, 1995, BlackRock had aggregate assets under management or supervision of approximately $32 billion.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who would like to earn income with minimal risk. Securities in the Fund's portfolio are high quality securities that will generally yield less income than lower quality securities. Higher quality securities, however, generally have less credit and market risk and are more readily marketable than lower quality securities.

CORPORATE INCOME FUND
GOAL: A high level of current income, consistent with the preservation of capital.

STRATEGY: Investment primarily in investment grade corporate bonds of U.S. issuers.

INVESTMENT MANAGEMENT: TCW Funds Management, Inc. ("TCW Management") is the investment Sub-Advisor of the Fund. TCW Management and its affiliates, including Trust Company of the West, provide a variety of trust, investment management and investment advisory services for institutional investors, including investment companies, and other investment counsel clients. As of June 30, 1995, TCW Management and its affiliated advisers had just over $50 billion under management or committed to management.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who would like to earn higher yields than those available from funds investing in short-term securities and investors who can tolerate larger share price fluctuations. Corporate bonds with longer maturities generally tend to produce higher yields and are subject to greater market risk than debt securities with shorter maturities. The value of the Fund's portfolio securities can be expected to vary inversely with changes in the prevailing interest rates.

CALIFORNIA MUNICIPAL FUND
GOAL: To provide California investors with as high a level of current income exempt from federal and California State income tax as is consistent with prudent investment management and preservation of capital.

STRATEGY: Investing in intermediate and long-term California municipal securities.

INVESTMENT MANAGEMENT: Van Kampen American Capital Management Inc. ("Van Kampen") is the investment Sub-Advisor of the Fund. Van Kampen provides investment advice to a wide variety of individual, institutional and investment company clients and, together with its affiliates, had aggregate assets under management or supervision, as of September 30, 1995, of more than $54 billion.

WHO MAY WANT TO INVEST: The Fund may be appropriate for long-term investors who are seeking tax sheltered current income and California residents who seek to earn a higher after-tax return than from comparable investments that generate taxable income.

FLORIDA INSURED MUNICIPAL FUND
GOAL: To provide Florida investors with as high a level of current income exempt from federal income tax as is consistent with prudent investment management and preservation of capital, and to offer investors the opportunity to own shares exempt from Florida intangible personal property tax.

STRATEGY: Investing in intermediate and long-term Florida municipal obligations that are "insured obligations" and offer potential for a high level of current income relative to funds with like investment objectives. Insured obligations are municipal obligations that at all times are fully insured as to the scheduled payment of all installments of interest and principal.

INVESTMENT MANAGEMENT: Van Kampen is the investment Sub-Advisor of the Fund. Van Kampen provides investment advice to a wide variety of individual, institutional and investment company clients and, together with its affiliates, had aggregate assets under management or supervision, as of September 30, 1995, of more than $54 billion.

WHO MAY WANT TO INVEST: The Fund may be appropriate for long-term investors who are seeking tax sheltered current income and Florida residents who seek to earn a higher after-tax return than from comparable investments that generate taxable income and own shares exempt from Florida intangible personal property tax.

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND
GOAL: To provide California investors with as high a level of current income exempt from federal and California State income tax as is consistent with prudent investment management and preservation of capital.

STRATEGY: Investing primarily in intermediate term California municipal securities that are "insured obligations" and offer potential for a high level of current income relative to funds with like investment objectives. It is a fundamental policy of the Fund that it will invest at least 80% of the value of its total assets in insured California municipal securities, except when maintaining a temporary defensive position. Insured obligations are municipal obligations that at all times are fully insured as to the scheduled payment of all installments of interest and principal. The Fund may invest up to 20% of the value of its total assets in municipal securities that are not insured provided that such securities are at least investment grade as described in "The Funds" Investments and Risk Considerations" section.

INVESTMENT MANAGEMENT: Van Kampen is the investment Sub-Advisor of the Fund. Van Kampen provides investment advice to a wide variety of individual, institutional and investment company clients and, together with its affiliates, had aggregate assets under management or supervision, as of September 30, 1995, of more than $54 billion.

WHO MAY WANT TO INVEST: The Fund may be appropriate for long-term investors who are seeking tax sheltered current income from insured municipal obligations and California residents who seek to earn a higher after-tax return than from comparable investments that generate taxable income.

NATIONAL MUNICIPAL FUND
GOAL: To provide investors with as high a level of current income exempt from federal tax as is consistent with prudent investment management and preservation of capital.

STRATEGY: Investing in intermediate and long-term fixed income municipal obligations.

INVESTMENT MANAGEMENT: Van Kampen is the investment Sub-Advisor of the Fund. Van Kampen provides investment advice to a wide variety of individual, institutional and investment company clients and, together with its affiliates, had aggregate assets under management or supervision, as of September 30, 1995, of more than $54 billion.

WHO MAY WANT TO INVEST: The Fund may be appropriate for long-term investors who are seeking tax sheltered current income and who are seeking to reduce risk by diversifying their municipal holdings nationally.

THE EQUITY FUNDS

GROWTH AND INCOME FUND
GOAL: Long-term capital growth and current income consistent with reasonable investment risk.

STRATEGY: Investing primarily in dividend-paying common stock of well-established companies.

INVESTMENT MANAGEMENT: J.P. Morgan is the investment Sub-Advisor of the Fund. J.P. Morgan provides investment services to employee benefit plans of corporations, labor unions and state and local governments and the accounts of other institutional investors. As of June 30, 1995, J.P. Morgan and its affiliates had investment management authority with respect to approximately $168 billion of assets.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who would like to achieve long-term capital growth and current income, consistent with reasonable investment risk. The Fund invests primarily in dividend-paying common stocks. It also invests in other income-producing equity securities, including preferred stock and securities convertible into common stock as well as fixed-income securities.

GROWTH FUND
GOAL: Long-term capital appreciation (increase in the value of the Fund's shares).

STRATEGY: Investment primarily in common stock of U.S., multinational, and foreign companies of all sizes that offer potential for growth.

INVESTMENT MANAGEMENT: Janus Capital Corporation ("Janus") is the investment Sub-Advisor of the Fund. Janus has been providing investment advice to mutual funds or other large institutional clients since 1970. As of June 30, 1995, Janus had over $29.8 billion in assets under investment management.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who are seeking a long-term increase in the value of an investment in the Fund and are willing to accept the risk of stock market fluctuations. Over time, stocks have shown greater growth than other types of securities. In the short term, however, stock values can fluctuate dramatically in response to company, market, or economic news. Securities of foreign issuers are subject to certain risks not typically associated with domestic securities, as discussed under "Securities and Investment Practices."

EMERGING GROWTH FUND
GOAL: Long-term capital appreciation by investing primarily in equity securities.

STRATEGY: Investment primarily in stock of small companies which are expected to achieve accelerated growth in earnings and revenues or which are undervalued in the marketplace.

INVESTMENT MANAGEMENT: Janus is the investment Sub-Advisor of the Fund. Janus has been providing investment advice to mutual funds or other large institutional clients since 1970. As of June 30, 1995, Janus had over $29.8 billion in assets under investment management.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who are seeking capital appreciation, are not concerned with current income, and are long-term investors that can afford to ride out the volatility often associated with stock market investing. Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. Therefore, the Fund may be subject to greater investment risk than that assumed when investing in the equity securities of larger capitalization companies.

INTERNATIONAL GROWTH FUND
GOAL: Long-term capital appreciation by investing primarily in equity securities of foreign issuers.

STRATEGY: Investment in stock of leading companies located outside the United States.

INVESTMENT MANAGEMENT: J.P. Morgan is the investment Sub-Advisor of the Fund. J.P. Morgan provides investment services to employee benefit plans of corporations, labor unions and state and local governments and the accounts of other institutional investors. As of June 30, 1995, J.P. Morgan and its affiliates had investment management authority with respect to approximately $168 billion of assets.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who seek long-term capital appreciation and are not concerned with current income. Also, the Fund may be appropriate for investors who would like to diversify their own domestic investment portfolios and reduce the risk of having their investments affected solely by political and economic events in the United States. Securities of foreign issuers are subject to certain risks not typically associated with domestic securities, as discussed under "Securities and Investment Practices."

EXPENSES
UNDERSTANDING EXPENSES

Operating a mutual fund involves costs for distribution, management of investments, accounting, shareholder statements, tax reporting, and other services. As an investor, you pay some of these costs directly, for example, each Fund's sales charge. Others are paid from each Fund's assets; the effect of these other expenses is already factored into any quoted share price or return.

SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell shares of a Fund. See "Your Account -- How to Buy Shares -- Share Price," and "Your Account -- How to Buy Shares -- Initial Sales Charge Alternative: Class A Shares," and "Your Account -- How to Buy Shares -- Deferred Sales Charge
Alternative: Class B Shares" for an explanation of how and when these charges apply.

                                                         MAXIMUM SALES
                                       MAXIMUM SALES     CHARGE IMPOSED
                                       CHARGE IMPOSED    ON REINVESTED
                                        ON PURCHASES       DIVIDENDS
                                         (AS A % OF        (AS A % OF        DEFERRED      REDEMPTION       EXCHANGE
                                      OFFERING PRICE)   OFFERING PRICE)    SALES CHARGE      FEES(4)         FEES(5)
                                      ---------------   ---------------    ------------    ----------       --------

Global Money Fund
  Class A                                   None              None            None(2)         None            None
  Class B                                   None              None           5.00%(3)         None            None
U.S. Government Money Fund
  Class A                                   None              None            None(2)         None            None
  Class B                                   None              None           5.00%(3)         None            None
California Money Fund
  Class A                                   None              None            None(2)         None            None
  Class B                                   None              None           5.00%(3)         None            None
Short Term High Quality Bond Fund
  Class A                                  3.50%(1)           None            None(2)         None            None
  Class B                                   None              None           4.00%(3)         None            None
Short Term Global Government Fund
  Class A                                  3.50%(1)           None            None(2)         None            None
  Class B                                   None              None           4.00%(3)         None            None
U.S. Government Fund
  Class A                                  4.50%(1)           None            None(2)         None            None
  Class B                                   None              None           5.00%(3)         None            None
Corporate Income Fund
  Class A                                  4.50%(1)           None            None(2)         None            None
  Class B                                   None              None           5.00%(3)         None            None
California Municipal Fund
  Class A                                  4.50%(1)           None            None(2)         None            None
  Class B                                   None              None           5.00%(3)         None            None
Florida Insured Municipal Fund
  Class A                                  4.50%(1)           None            None(2)         None            None
  Class B                                   None              None           5.00%(3)         None            None
California Insured Intermediate
Municipal Fund
  Class A                                  4.50%(1)           None            None(2)         None            None
  Class B                                   None              None           5.00%(3)         None            None
National Municipal Fund
  Class A                                  4.50%(1)           None            None(2)         None            None
  Class B                                   None              None           5.00%(3)         None            None
Growth and Income Fund
  Class A                                  4.50%(1)           None            None(2)         None            None
  Class B                                   None              None           5.00%(3)         None            None
Growth Fund
  Class A                                  4.50%(1)           None            None(2)         None            None
  Class B                                   None              None           5.00%(3)         None            None
Emerging Growth Fund
  Class A                                  4.50%(1)           None            None(2)         None            None
  Class B                                   None              None           5.00%(3)         None            None
International Growth Fund
  Class A                                  4.50%(1)           None            None(2)         None            None
  Class B                                   None              None           5.00%(3)         None            None

----------
(1)The initial sales charge is reduced for purchases of $50,000 and over, decreasing to zero for purchases of $1,000,000 and over for each Fund.

(2)Certain investors who purchased Non-Money Fund Class A Shares at net asset value based on a purchase amount of $2.5 million or more before July 1, 1995 are subject to a 1.0% contingent deferred sales charge ("CDSC") on redemptions within one year of purchase (the "Prior Class A CDSC"). Certain investors who purchase Non-Money Fund Class A Shares at net asset value based on a purchase amount of $1 million or more after June 30, 1995 may be subject to a 1.0% CDSC on redemptions within one year of purchase or a 0.5% CDSC on redemptions after 1 year but within 2 years of purchase. Class A Shares purchased through a qualified 401(k) or 403(b) plan may, in certain circumstances, be subject to a CDSC of 1.0% if the shares are redeemed within two years of their initial purchase. Money Fund Class A Shares acquired through exchange from Non-Money Fund Class A Shares that were subject to a CDSC at the time of exchange, may also be subject to such CDSC. SEE "HOW TO BUY SHARES -- INITIAL SALES CHARGE ALTERNATIVE: CLASS A SHARES" AND "APPLICATION OF CLASS A SHARES CDSCS."

(3)See "Your Account -- Deferred Sales Charge Alternative: Class B Shares."

(4)A $5.00 fee may be charged for each wire transfer if shares are redeemed by wire transfer to a shareholder's pre-authorized designated bank account.

(5)Upon 60 days' prior written notice to shareholders, the exchange privilege may be modified or terminated and/or the Trust may begin imposing a charge of up to $5.00 for each exchange. See "Your Account -- Exchange Privileges and Restrictions."

ANNUAL FUND OPERATING EXPENSES are paid as a percentage of average net assets of a Fund's assets. Each Fund pays fees for management and other services, as well as costs for out-of-pocket expenses. Each Fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts.



------------------------------------------------------------------------------------------------------------------------------------
                                MANAGEMENT FEES
                               (AFTER VOLUNTARY
                                  WAIVERS OR                                                         TOTAL FUND
                               REIMBURSEMENTS)(1)        12B-1FEES(2)    OTHER EXPENSES(3)       OPERATING EXPENSES(4)
------------------------------------------------------------------------------------------------------------------------------------

Global Money Fund
  Class A Shares                    0.04%                   0.25%            0.36%                      0.65%
  Class B Shares                    0.04%                   1.00%            0.36%                      1.40%
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Money Fund
  Class A Shares                    0.04%                   0.25%            0.56%                      0.85%
  Class B Shares                    0.04%                   1.00%            0.56%                      1.60%
------------------------------------------------------------------------------------------------------------------------------------
California Money Fund
  Class A Shares                    0.14%                   0.25%            0.46%                      0.85%
  Class B Shares                    0.14%                   1.00%            0.46%                      1.60%
------------------------------------------------------------------------------------------------------------------------------------
Short Term High Quality
Bond Fund
  Class A Shares                    0.04%                   0.25%            0.46%                      0.75%
  Class B Shares                    0.04%                   1.00%            0.46%                      1.50%
------------------------------------------------------------------------------------------------------------------------------------
Short Term Global
Goverment Fund
  Class A Shares                    0.10%                   0.25%            0.50%                      0.85%
  Class B Shares                    0.10%                   1.00%            0.50%                      1.60%
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Fund
  Class A Shares                    0.19%                   0.25%            0.46%                      0.90%
  Class B Shares                    0.19%                   1.00%            0.46%                      1.65%
------------------------------------------------------------------------------------------------------------------------------------
Corporate Income Fund
  Class A Shares                    0.32%                   0.25%            0.43%                      1.00%
  Class B Shares                    0.32%                   1.00%            0.43%                      1.75%
------------------------------------------------------------------------------------------------------------------------------------
California Municipal Fund
  Class A Shares                    0.27%                   0.25%            0.43%                      0.95%
  Class B Shares                    0.27%                   1.00%            0.43%                      1.70%
------------------------------------------------------------------------------------------------------------------------------------
Florida Insured Municipal Fund
  Class A Shares                    0.04%                    0.25%           0.51%                      0.80%
  Class B Shares                    0.04%                    1.00%           0.51%                      1.55%
------------------------------------------------------------------------------------------------------------------------------------
California Insured Intermediate
Municipal Fund
  Class A Shares                    0.04%                    0.25%           0.56%                      0.85%
  Class B Shares                    0.04%                    1.00%           0.56%                      1.60%
------------------------------------------------------------------------------------------------------------------------------------
National Municipal Fund
  Class A Shares                    0.30%                    0.25%           0.45%                      1.00%
  Class B Shares                    0.30%                    1.00%           0.45%                      1.75%
------------------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund
  Class A Shares                    0.78%                    0.25%           0.55%                      1.58%
  Class B Shares                    0.78%                    1.00%           0.55%                      2.33%
------------------------------------------------------------------------------------------------------------------------------------
Growth Fund
  Class A Shares                    0.93%                    0.25%           0.53%                      1.71%
  Class B Shares                    0.93%                    1.00%           0.53%                      2.46%
------------------------------------------------------------------------------------------------------------------------------------
Emerging Growth Fund
  Class A Shares                    0.88%                    0.25%           0.57%                      1.70%
  Class B Shares                    0.88%                    1.00%           0.57%                      2.45%
 -----------------------------------------------------------------------------------------------------------------------------------
International Growth Fund
  Class A Shares                    0.90%                    0.25%           0.68%                      1.83%
  Class B Shares                    0.90%                    1.00%           0.68%                      2.58%
------------------------------------------------------------------------------------------------------------------------------------

(1)Reflects voluntary waivers of management fees by the Advisor. In the absence of such voluntary waivers, management fees would have been for each of the following Funds: Global Money Fund -- 0.40%*; U.S. Government Money Fund -- 0.40%*; California Money Fund -- 0.40%*; Short Term High Quality Bond Fund -- 0.50%; Short Term Global Government Fund -- 0.65%; U.S. Government Fund -- 0.55%*; Corporate Income Fund -- 0.65%; California Municipal Fund -- 0.55%*; Florida Insured Municipal Fund -- 0.55%*; California Insured Intermediate Municipal Fund -- 0.55%*; and National Municipal Fund -- 0.55%*. No management fee waivers apply to the Growth and Income, Growth, Emerging Growth and International Growth Funds. *Asterisked fees reflect the contractual agreement of the Advisor to limit the annual management fee.

(2)Of the 12b-1 fees for the Class B Shares, 0.75% represents an asset-based sales charge and 0.25% is a service charge. Due to the continuous nature of the 12b-1 fee, long-term shareholders of a Fund may pay more than the economic equivalent of the maximum front-end sales charge otherwise permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD").

(3)After voluntary waivers or reimbursements. Reflects the voluntary agreement of the Advisor to bear certain expenses and Administrator to waive fees to limit total fund expenses for the Class A and Class B Shares.

(4)The total fund operating expenses set forth in the foregoing table are restated to reflect anticipated management fees and other expenses (after voluntary waivers or reimbursements). Actual expenses for each Fund may vary from day to day. The Advisor and Administrator anticipate voluntarily waiving fees and/or bearing expenses for certain Funds that will result in total fund operating expenses as set forth in the foregoing table; they are under no obligation to continue to do so. Set forth on the following page are total fund operating expenses absent such fee waivers and expense reimbursements.

  FUNDS                                            CLASS A            CLASS B
  -----                                            -------            -------
  Global Money Fund                                 1.21%              1.96%
  U.S. Government Money Fund                        1.34%              2.09%
  California Money Fund                             1.15%              1.90%
  Short Term High Quality Bond Fund                 1.40%              2.15%
  Short Term Global Government Fund                 1.44%              2.19%
  U.S. Government Fund                              1.30%              2.05%
  Corporate Income Fund                             1.37%              2.12%
  California Municipal Fund                         1.27%              2.02%
  Florida Insured Municipal Fund                    1.43%              2.18%
  California Insured Intermediate Municipal Fund    1.44%              2.19%
  National Municipal Fund                           1.29%              2.04%
----------
   Waivers of fees and reimbursement of expenses have the effect of increasing yield or improving total return for the period when such waivers and reimbursements are in effect. These amounts are not recovered by the Advisor or Administrator in later years. These fee waivers and agreements to reimburse expenses are voluntary and may be discontinued at any time. Each Fund bears its own expenses and a Fund's expenses are allocated between classes as described in the section "Breakdown of Fund Expenses."

In addition to the Class A and Class B Shares described above, the Trust offers Class S Shares for investors who open a SAM Account. CLASS S SHARES ARE DESCRIBED IN MORE DETAIL IN A SEPARATE PROSPECTUS. Class S Shares are not subject to a sales charge at the time of purchase but are subject to a CDSC that is different from the Class A Shares CDSC and the Class B Shares CDSC. For all Class S Shares, the CDSC applies if the shares are redeemed during the first six years after purchase and the CDSC declines from 5% during the first year of investment to zero after six years. Like Class B Shares, Class S Shares pay ongoing distribution and service fees at an annual rate of .75% and
 .25%, respectively, of average daily net assets of the Class S Shares. Although each class of a Fund pays the same management fees and certain other expenses as the other classes of the Fund, the performance of each of the classes of a Fund may vary due to differences in sales charges and expenses. Prospective investors may call 800-222-5852 toll-free to obtain a prospectus and further information for Class S Shares.

EXAMPLE OF EXPENSES: You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of time period.

                                                             1 YEAR         3 YEARS        5 YEARS       10 YEARS
                                                             ------         -------        -------       --------

Global Money Fund
  Class A(1)                                                   $ 7           $ 21           $ 36          $ 81
  Class B
    Assuming a complete redemption at end of period(2)         $64           $ 74           $ 97          $168(3)
    Assuming no redemption(4)                                  $14           $ 44           $ 77          $168(3)
U.S. Government Money Fund
  Class A(1)                                                   $ 9           $ 27           $ 47          $105
  Class B
    Assuming a complete redemption at end of period(2)         $66           $ 80           $107          $190(3)
    Assuming no redemption(4)                                  $16           $ 50           $ 87          $190(3)
California Money Fund
  Class A(1)                                                   $ 9           $ 27           $ 47          $105
  Class B
    Assuming a complete redemption at end of period(2)         $66           $ 80           $107          $190(3)
    Assuming no redemption(4)                                  $16           $ 50           $ 87          $190(3)
Short Term High Quality Bond Fund
  Class A(1)                                                   $42           $ 58           $ 75          $125
  Class B
    Assuming a complete redemption at end of period(2)         $55           $ 67           $ 82          $179(3)
    Assuming no redemption(4)                                  $15           $ 47           $ 82          $179(3)
Short Term Global Government Fund
  Class A(1)                                                   $43           $ 61           $ 80          $136
  Class B
    Assuming a complete redemption at end of period(2)         $56           $ 70           $ 87          $190(3)
    Assuming no redemption(4)                                  $16           $ 50           $ 87          $190(3)
U.S. Government Fund
  Class A(1)                                                   $54           $ 72           $ 93          $151
  Class B
    Assuming a complete redemption at end of period(2)         $67           $ 82           $110          $195(3)
    Assuming no redemption(4)                                  $17           $ 52           $ 90          $195(3)
Corporate Income Fund
  Class A(1)                                                   $55           $ 75           $ 98          $162
  Class B
    Assuming a complete redemption at end of period(2)         $68           $ 85           $115          $206(3)
    Assuming no redemption(4)                                  $18           $ 55           $ 95          $206(3)
California Municipal Fund
  Class A(1)                                                   $54           $ 74           $ 95          $156
  Class B
    Assuming a complete redemption at end of period(2)         $67           $ 84           $112          $201(3)
    Assuming no redemption(4)                                  $17           $ 54           $ 92          $201(3)
Florida Insured Municipal Fund
  Class A(1)                                                   $53           $ 69           $ 87          $140
  Class B
    Assuming a complete redemption at end of period(2)         $66           $ 79           $104          $185(3)
    Assuming no redemption(4)                                  $16           $ 49           $ 84          $185(3)
California Insured Intermediate Municipal Fund
  Class A(1)                                                   $53           $ 71           $ 90          $145
  Class B
    Assuming a complete redemption at end of period(2)         $66           $ 80           $107          $190(3)
    Assuming no redemption(4)                                  $16           $ 50           $ 87          $190(3)
National Municipal Fund
  Class A(1)                                                   $55           $ 75           $ 98          $162
  Class B
    Assuming a complete redemption at end of period(2)         $68           $ 85           $115          $206(3)
    Assuming no redemption(4)                                  $18           $ 55           $ 95          $206(3)
Growth and Income Fund
  Class A(1)                                                   $60           $ 93           $127          $224
  Class B
    Assuming a complete redemption at end of period(2)         $74           $103           $145          $267(3)
    Assuming no redemption(4)                                  $24           $ 73           $125          $267(3)
Growth Fund
  Class A(1)                                                   $62           $ 96           $134          $238
  Class B
    Assuming a complete redemption at end of period(2)         $75           $107           $151          $280(3)
    Assuming no redemption(4)                                  $25           $ 77           $131          $280(3)
Emerging Growth Fund
  Class A(1)                                                   $62           $ 96           $133          $237
  Class B
    Assuming a complete redemption at end of period(2)         $75           $106           $151          $279(3)
    Assuming no redemption(4)                                  $25           $ 76           $131          $279(3)
International Growth Fund
  Class A(1)                                                   $63           $100           $140          $250
  Class B
    Assuming a complete redemption at end of period(2)         $76           $110           $157          $291(3)
    Assuming no redemption(4)                                  $26           $ 80           $137          $291(3)

----------
(1)Assumes deduction at the time of purchase of maximum initial sales charge for funds other than Global Money, U.S. Government Money and California Money Funds.

(2)Assumes deduction of maximum applicable contingent deferred sales charge.

(3)Assumes that conversion to Class A Shares does not occur.

(4)Assumes no deduction of contingent deferred sales charge.

THESE EXAMPLES ARE NOT MEANT TO STATE ACTUAL OR EXPECTED EXPENSES OR RATES OF RETURN, WHICH MAY BE GREATER OR LESS THAN AS SHOWN. The Advisor and the Administrator may, at their discretion, terminate voluntary fee waivers and expense reimbursements at any time. Absent the waiver of fees or expense reimbursements by the Advisor and/or Administrator as described above, the amounts in the Example above would be greater. The purpose of this table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Funds.

                             FINANCIAL HIGHLIGHTS
The following information, insofar as it relates to each of the respective periods ended June 30, 1995 or earlier, has been audited by Price Waterhouse LLP, independent accountants. Their unqualified report is included in the Trust's Annual Report to Shareholders (the "Annual Report"). The Financial Statements, Notes to Financial Statements and Report of Independent Accountants sections of the Annual Report are included in the SAI. Further information about the performance of the Funds is contained in the Annual Report. The SAI and Annual Report can be obtained at no charge by calling Sierra Administration at 800-222-5852.

                                                        GLOBAL MONEY FUND
                                                       FINANCIAL HIGHLIGHTS

                                         For a share outstanding throughout each period.

                                                                                                                        PERIOD
                                                                      YEAR ENDED JUNE 30,                                ENDED
                                           -------------------------------------------------------------------------   JUNE 30,
                                           1995(1)        1995          1994         1993         1992        1991      1990(1)
                                           --------     ---------     --------     --------     --------     -------    -------
                                           CLASS B                                      CLASS A
                                           --------     -----------------------------------------------------------------------
Net asset value at beginning of period     $   1.00     $    1.00     $   1.00     $   1.00     $   1.00     $  1.00    $  1.00
                                           --------     ---------     --------     --------     --------     -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                         0.042         0.049        0.030        0.031        0.048       0.073      0.074
                                           --------     ---------     --------     --------     --------     -------    -------
Total from investment operations              0.042         0.049        0.030        0.031        0.048       0.073      0.074
LESS DISTRIBUTIONS:
Dividends from net investment income         (0.042)       (0.049)      (0.030)      (0.031)      (0.048)     (0.073)    (0.074)
                                           --------     ---------     --------     --------     --------     -------    -------
Total distributions                          (0.042)       (0.049)      (0.030)      (0.031)      (0.048)     (0.073)    (0.074)
                                           --------     ---------     --------     --------     --------     -------    -------
Realized gain on investments distributed
  to shareholders                            (0.000)(6)    (0.000)(6)   (0.000)(6)    --           --          --         --
                                           --------     ---------     --------     --------     --------     -------    -------
Net asset value at end of period           $   1.00     $    1.00     $   1.00     $   1.00     $   1.00     $  1.00    $  1.00
                                           ========     =========     ========     ========     ========     =======    =======
TOTAL RETURN(3)                                4.29%         5.06%        3.04%        3.17%        4.95%       7.51%      7.64%
                                           ========     =========     ========     ========     ========     =======    =======
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)     $    241      $110,012      $53,973      $48,283      $71,492     $92,334    $22,834
  Ratio of operating expenses to average
    net assets                                 1.29%         0.54%        0.45%        0.41%        0.42%       0.30%      1.00%(2)
  Ratio of net investment income to
    average net assets                         4.33%         5.08%        2.99%        3.15%        4.90%       6.99%      7.54%(2)
  Ratio of operating expenses to average
    net assets without fee waivers and/or
    expenses absorbed(4)                       1.93%         1.18%        1.35%        1.32%        1.34%       1.51%      1.74%(2)
  Net investment income per share without
    fee waivers and/or expenses
    absorbed(5)                             $  0.036     $   0.043     $  0.021     $  0.022     $  0.039     $ 0.060    $ 0.067

----------
(1) The Fund commenced operations on July 13, 1989. On July 1, 1994, the Fund commenced selling Class B and Class S Shares in addition to Class A Shares. Those shares in existence prior to July 1, 1994 were designated Class A Shares.
(2) Annualized
(3) Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
    The total returns would have been lower if certain fees had not been waived and/or expenses had not been absorbed by the investment advisor, administrator and/or distributor.
(4) Annualized operating expense ratios without fee waivers and/or expenses absorbed by investment advisor, administrator and/or distributor.
(5) Net investment income per share without fee waivers and/or expenses absorbed by investment advisor, administrator and/or distributor.
(6) Amount represents less than $0.001 per share.

                                                    U.S. GOVERNMENT MONEY FUND
                                                       FINANCIAL HIGHLIGHTS

                                         For a share outstanding throughout each period.

                                                                                                                        PERIOD
                                                                      YEAR ENDED JUNE 30,                                ENDED
                                           -------------------------------------------------------------------------    JUNE 30,
                                           1995(1)        1995         1994         1993         1992         1991      1990(1)
                                           --------     --------     --------     --------     --------     --------    -------
                                           CLASS B                                      CLASS A
                                           --------     -----------------------------------------------------------------------
Net asset value at beginning of period     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00    $  1.00
                                           --------     --------     --------     --------     --------     --------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                         0.038        0.046        0.027        0.027        0.042        0.065      0.073
                                           --------     --------     --------     --------     --------     --------    -------
Total from investment operations              0.038        0.046        0.027        0.027        0.042        0.065      0.073
LESS DISTRIBUTIONS:
Dividends from net investment income         (0.038)      (0.046)      (0.027)      (0.027)      (0.042)      (0.065)    (0.073)
                                           --------     --------     --------     --------     --------     --------    -------
Total distributions                          (0.038)      (0.046)      (0.027)      (0.027)      (0.042)      (0.065)    (0.073)
                                           --------     --------     --------     --------     --------     --------    -------
Realized gain on investments distibuted
  to shareholders                             --           --           --           --           0.002        --         --
                                           --------     --------     --------     --------     --------     --------    -------
Net asset value at end of period           $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00    $  1.00
                                           ========     ========     ========     ========     ========     ========    =======

TOTAL RETURN(3)                                3.91%        4.67%        2.67%        2.70%        4.45%        6.65%      7.52%
                                               ====         ====         ====         ====         ====         ====       ====

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)     $    123      $47,492      $30,180      $36,802      $44,233      $62,473    $94,789
  Ratio of operating expenses to average
    net assets                                 1.60%        0.85%        0.85%        0.85%        0.85%        0.86%      1.00%(2)
  Ratio of net investment income to
    average net assets                         3.88%        4.63%        2.68%        2.69%        4.43%        6.54%      7.52%(2)
  Ratio of operating expenses to average
    net assets without fee waivers(4)          2.00%        1.25%        1.32%        1.34%        1.35%        1.52%      1.64%(2)
  Net investment income per share without
    fee waivers(5)                         $  0.034     $  0.042     $  0.022     $  0.022     $  0.037     $  0.058    $ 0.067

----------
(1) The Fund commenced operations on July 10, 1989. On July 1, 1994, the Fund commenced selling Class B and Class S Shares in addition to Class A Shares. Those shares in existence prior to July 1, 1994 were designated Class A Shares.
(2) Annualized
(3) Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
    The total returns would have been lower if certain fees had not been waived by the investment advisor, administrator and/or distributor.
(4) Annualized operating expense ratios without fee waivers by investment advisor, administrator and/or distributor.
(5) Net investment income per share without fee waivers by investment advisor, administrator and/or distributor.

                                                      CALIFORNIA MONEY FUND
                                                       FINANCIAL HIGHLIGHTS

                                         For a share outstanding throughout each period.

                                                                                                                       PERIOD
                                                                     YEAR ENDED JUNE 30,                                ENDED
                                           ------------------------------------------------------------------------    JUNE 30,
                                           1995(1)        1995         1994         1993         1992        1991      1990(1)
                                           --------     --------     --------     --------     --------    --------    --------
                                           CLASS B                                      CLASS A
                                           --------     -----------------------------------------------------------------------
Net asset value at beginning of period     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00    $   1.00    $   1.00
                                           --------     --------     --------     --------     --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                         0.020        0.028        0.018        0.021        0.033       0.044       0.046
                                           --------     --------     --------     --------     --------    --------    --------
Total from investment operations              0.020        0.028        0.018        0.021        0.033       0.044       0.046
LESS DISTRIBUTIONS:
Dividends from net investment income         (0.020)      (0.028)      (0.018)      (0.021)      (0.033)     (0.044)     (0.046)
                                           --------     --------     --------     --------     --------    --------    --------
Total distributions                          (0.020)      (0.028)      (0.018)      (0.021)      (0.033)     (0.044)     (0.046)
                                           --------     --------     --------     --------     --------    --------    --------
Net asset value at end of period           $   1.00     $   1.00     $   1.00     $   1.00     $   1.00    $   1.00    $   1.00
                                           ========     ========     ========     ========     ========    ========    ========

TOTAL RETURN(3)                                2.04%        2.79%        1.81%        2.07%        3.35%       4.52%       4.64%
                                               ====         ====         ====         ====         ====        ====        ====

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)     $     79      $48,836      $62,500      $68,404      $94,607    $113,392    $147,487
  Ratio of operating expenses to average
    net assets                                 1.60%        0.85%        0.85%        0.85%        0.85%       0.83%       1.00%(2)
  Ratio of net investment income to
    average net assets                         1.98%        2.73%        1.80%        2.06%        3.31%       4.48%       5.07%(2)
  Ratio of operating expenses to average
    net assets without fee waivers(4)          1.90%        1.15%        1.27%        1.29%        1.28%       1.48%       1.64%(2)
  Net investment income per share without
    fee waivers(5)                         $  0.017     $  0.025     $  0.014     $  0.016     $  0.029    $  0.037    $  0.040

----------
(1) The Fund commenced operations on July 10, 1989. On July 1, 1994, the Fund commenced selling Class B and Class S Shares in addition to Class A Shares. Those shares in existence prior to July 1, 1994 were designated Class A Shares.
(2) Annualized
(3) Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
    The total returns would have been lower if certain fees had not been waived by the investment advisor, administrator and/or distributor.
(4) Annualized operating expense ratios without fee waivers by investment advisor, administrator and/or distributor.
(5) Net investment income per share without fee waivers by investment advisor, administrator and/or distributor.

                                                SHORT TERM HIGH QUALITY BOND FUND
                                                       FINANCIAL HIGHLIGHTS

                                         For a share outstanding throughout each period.

                                                                                                PERIOD
                                                        YEAR ENDED JUNE 30,                      ENDED
                                                 ----------------------------------             JUNE 30,
                                                   1995(1)                 1995                 1994(1)
                                                 -----------           ------------           ------------
                                                   CLASS B                           CLASS A
                                                 -----------           -----------------------------------
Net asset value at beginning of period           $      2.39           $       2.39           $       2.50
                                                 -----------           ------------           ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                   0.06                   0.08                   0.09
Net realized and unrealized gain/(loss) on
  investments                                           0.02                   0.02                  (0.11)
                                                 -----------           ------------           ------------
Total from investment operations                        0.08                   0.10                  (0.02)
LESS DISTRIBUTIONS:
Dividends from net investment income                   (0.06)                 (0.08)                 (0.09)
Distributions in excess of net investment
  income                                               (0.06)                 (0.06)               --
Distributions from capital                             (0.00)(6)              (0.00)(6)            --
                                                 -----------           ------------           ------------
Total distributions                                    (0.12)                 (0.14)                 (0.09)
                                                 -----------           ------------           ------------
Net asset value at end of period                 $      2.35           $       2.35           $       2.39
                                                 ===========           ============           ============

TOTAL RETURN(3)                                         3.64%                  4.42%                 (0.73)%
                                                        ====                   ====                  =====

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $     3,015                $43,811                $21,771
  Ratio of operating expenses to average net
    assets                                              1.50%                  0.75%                  0.00%(2)
  Ratio of net investment income to average net
    assets                                              5.35%                  6.10%                  5.70%(2)
  Portfolio turnover rate                                137%                   137%                    95%
  Ratio of operating expenses to average net
    assets without fee waivers
    and/or expenses absorbed(4)                         2.14%                  1.39%                  1.61%(2)
  Net investment income per share without fee
    waivers and/or expenses absorbed(5)          $      0.05           $       0.07           $       0.06

----------
(1) The Fund commenced operations on November 1, 1993. On July 1, 1994, the Fund commenced selling Class B and Class S Shares in addition to Class A Shares. Those shares in existence prior to July 1, 1994 were designated Class A Shares.
(2) Annualized
(3) Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
    The total returns would have been lower if certain fees had not been waived and/or expenses had not been absorbed by the investment advisor and/or administrator.
(4) Annualized operating expense ratios without fee waivers and/or expenses absorbed by investment advisor and/or administrator.
(5) Net investment income per share without fee waivers and/or expenses absorbed by investment advisor and/or administrator.
(6) Amount represents less than $0.01 per share.

                                                SHORT TERM GLOBAL GOVERNMENT FUND
                                                       FINANCIAL HIGHLIGHTS

                                         For a share outstanding throughout each period.

                                                                                                                     PERIOD
                                                                    YEAR ENDED JUNE 30,                              ENDED
                                               --------------------------------------------------------------       JUNE 30,
                                                 1995(1)            1995              1994            1993          1992(1)
                                               -----------       -----------       ----------      ----------      ----------
                                                 CLASS B                                      CLASS A
                                               -----------       ----------------------------------------------------------------
Net asset value at beginning of period         $      2.34       $      2.34       $     2.48      $     2.56      $     2.50
                                               -----------       -----------       ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 0.15              0.17             0.17            0.19            0.07
Net realized and unrealized gain/(loss) on
  investments                                        (0.12)            (0.12)           (0.14)          (0.04)           0.07
                                               -----------       -----------       ----------      ----------      ----------
Total from investment operations                      0.03              0.05             0.03            0.15            0.14
LESS DISTRIBUTIONS:
Dividends from net investment income                 (0.00)(6)         (0.02)           (0.13)          (0.20)          (0.08)
Distributions in excess of net investment
  income                                             (0.00)(6)         (0.00)(6)        (0.03)         --              --
Distributions in excess of net realized gains        (0.01)            (0.01)           (0.01)          (0.03)         --
Distributions from capital                           (0.12)            (0.12)           (0.00)(6)(7)   --              --
                                               -----------       -----------       ----------      ----------      ----------
Total distributions                                  (0.13)            (0.15)           (0.17)          (0.23)          (0.08)
                                               -----------       -----------       ----------      ----------      ----------
Net asset value at end of period               $      2.24       $      2.24       $     2.34      $     2.48      $     2.56
                                               ===========       ===========       ==========      ==========      ==========

TOTAL RETURN(3)                                       1.33%             2.10%            1.10%           6.03%           5.34%
                                                      ====              ====             ====            ====            ====

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $     1,297          $103,986         $220,824        $215,348        $106,609
  Ratio of operating expenses to average net
    assets                                            1.60%             0.85%            0.85%           0.73%           0.41%(2)
  Ratio of net investment income to average
    net assets                                        6.47%             7.22%            6.87%           7.67%           8.65%(2)
  Portfolio turnover rate                              217%              217%             222%            294%             81%
  Ratio of operating expenses to average net
    assets without fee waivers and expenses
    absorbed(4)                                       2.19%             1.44%            1.52%           1.55%           1.92%(2)
  Net investment income per share without fee
    waivers and expenses absorbed(5)           $      0.14       $      0.16       $     0.16      $     0.17      $     0.06

----------
(1) The Fund commenced operations on February 11, 1992. On July 1, 1994, the Fund commenced selling Class B and Class S Shares in addition to Class A Shares. Those shares in existence prior to July 1, 1994 were designated Class A Shares.
(2) Annualized
(3) Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
    The total returns would have been lower if certain fees had not been waived and expenses had not been absorbed by the investment advisor, administrator and/or distributor.
(4) Annualized operating expense ratios without fee waivers and expenses absorbed by investment advisor, administrator and/or distributor.
(5) Net investment income per share without fee waivers and expenses absorbed by investment advisor, administrator and/or distributor.
(6) Amount represents less than $0.01 per share.
(7) Amounts distributed in excess of accumulated net investment income as determined for financial statement purposes have been reported as distributions from paid-in capital at the fiscal year end in which the distribution is made. Certain of these distributions which are reported as being from paid-in capital for financial statement purposes may be reported to shareholders as taxable distributions due to differing tax and accounting rules.

                                                       U.S. GOVERNMENT FUND
                                                       FINANCIAL HIGHLIGHTS

                                         For a share outstanding throughout each period.

                                                                                                                        PERIOD
                                                                      YEAR ENDED JUNE 30,                                ENDED
                                           -------------------------------------------------------------------------   JUNE 30,
                                           1995(1)        1995          1994          1993        1992        1991      1990(1)
                                           --------     ---------     ---------     --------    --------    --------    -------
                                           CLASS B                                      CLASS A
                                           --------     -----------------------------------------------------------------------
Net asset value at beginning of period     $   9.45     $    9.45     $   10.65     $  10.52    $  10.04    $   9.93    $ 10.00
                                           --------     ---------     ---------     --------    --------    --------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                          0.63          0.70          0.75         0.74        0.84        0.84       0.76
Net realized and unrealized gain/(loss)
  on investments                               0.22          0.22         (1.21)        0.16        0.49        0.13      (0.09)
                                           --------     ---------     ---------     --------    --------    --------    -------
Total from investment operations               0.85          0.92         (0.46)        0.90        1.33        0.97       0.67
LESS DISTRIBUTIONS:
Dividends from net investment income          (0.63)        (0.70)        (0.64)       (0.74)      (0.84)      (0.85)     (0.74)
Distributions in excess of net realized
  gains                                       --           --             (0.10)       --          --          --         --
Distributions from capital                    --           --            --            (0.03)(6)   (0.01)(6)   (0.01)(6)  --
                                           --------     ---------     ---------     --------    --------    --------    -------
Total distributions                           (0.63)        (0.70)        (0.74)       (0.77)      (0.85)      (0.86)     (0.74)
                                           --------     ---------     ---------     --------    --------    --------    -------
Net asset value at end of period           $   9.67     $    9.67     $    9.45     $  10.65    $  10.52    $  10.04    $  9.93
                                           ========     =========     =========     ========    ========    ========    =======

TOTAL RETURN(3)                                9.36%        10.17%        (4.59)%       8.87%      13.74%      10.14%      6.99%
                                               ====         =====         =====         ====       =====       =====       ====

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)      $10,646      $459,968      $666,566     $842,277    $504,776    $166,920    $31,430
  Ratio of operating expenses to
    average net assets                         1.70%         0.95%         1.05%        0.91%       0.72%       1.12%      1.13%(2)
  Ratio of net investment income to
    average net assets                         6.83%         7.58%         7.26%        6.98%       7.67%       8.32%      8.50%(2)
  Portfolio turnover rate                       226%          226%           27%          67%         35%         54%        13%
  Ratio of operating expenses to
    average net assets without fee
    waivers(4)                                 2.34%         1.59%         1.34%        1.34%       1.39%       1.57%      1.89%(2)
  Ratio of operating expenses to average
    net assets including interest expense      1.97%         1.22%         1.06%        0.91%       0.72%       1.12%      1.13%(2)
  Net investment income per share without
    fee waivers(5)                         $   0.59     $    0.66     $    0.72     $   0.70    $   0.77    $   0.79    $  0.69

----------
(1) The Fund commenced operations on July 25, 1989. On July 1, 1994, the Fund commenced selling Class B and Class S Shares in addition to Class A Shares. Those shares in existence prior to July 1, 1994 were designated Class A Shares.
(2) Annualized
(3) Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
    The total returns would have been lower if certain fees had not been waived by the investment advisor, administrator and/or distributor.
(4) Annualized operating expense ratios without fee waivers by investment advisor, administrator and/or distributor.
(5) Net investment income per share without fee waivers by investment advisor, administrator and/or distributor.
(6) Amounts distributed in excess of accumulated net investment income as determined for financial statement purposes have been reported as distributions from paid-in capital at the fiscal year end in which the distribution is made. Certain of these distributions which are reported as being from paid-in capital for financial statement purposes may be reported to shareholders as taxable distributions due to differing tax and accounting rules.

                                                      CORPORATE INCOME FUND
                                                       FINANCIAL HIGHLIGHTS

                                         For a share outstanding throughout each period.

                                                                                                                      PERIOD
                                                                     YEAR ENDED JUNE 30,                               ENDED
                                             -------------------------------------------------------------------     JUNE 30,
                                              1995(1)          1995          1994          1993          1992         1991(1)
                                             ---------      ----------     ---------     ---------     ---------     ---------

                                              CLASS B                                    CLASS A
                                             ---------      ------------------------------------------------------------------
Net asset value at beginning of period       $    9.87      $     9.87     $   11.33     $   10.52     $    9.87     $   10.00
                                             ---------      ----------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                             0.61            0.68          0.80          0.84          0.91          0.81
Net realized and unrealized gain/(loss) on
  investments                                     0.78            0.78         (1.35)         0.84          0.64         (0.13)
                                             ---------      ----------     ---------     ---------     ---------     ---------
Total from investment operations                  1.39            1.46         (0.55)         1.68          1.55          0.68
LESS DISTRIBUTIONS:
Dividends from net investment income             (0.61)          (0.68)        (0.78)        (0.84)        (0.90)        (0.81)
Distributions in excess of net investment
  income                                         (0.09)          (0.09)        (0.01)       --            --            --
Distributions from net realized gains           --              --             (0.06)       --            --            --
Distributions in excess of net realized
  gains                                         --              --             (0.06)       --            --            --
Distributions from capital                       (0.04)          (0.04)       --             (0.03)(6)    --            --
                                             ---------      ----------     ---------     ---------     ---------     ---------
Total distributions                              (0.74)          (0.81)        (0.91)        (0.87)        (0.90)        (0.81)
                                             ---------      ----------     ---------     ---------     ---------     ---------
Net asset value at end of period             $   10.52      $    10.52     $    9.87     $   11.33     $   10.52     $    9.87
                                             =========      ==========     =========     =========     =========     =========

TOTAL RETURN(3)                                  14.73%          15.57%        (5.32)%       16.64%        16.29%         7.31%
                                                 =====           =====         =====         =====         =====          ====

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $15,145        $383,642      $472,519      $396,357      $169,682     $  35,478
  Ratio of operating expenses to average
    net assets                                    1.65%           0.90%         1.35%         1.24%         0.97%         1.21%(2)
  Ratio of net investment income to
    average net assets                            7.51%           8.26%         7.19%         7.67%         8.29%         9.01%(2)
  Portfolio turnover rate                           55%             55%           30%           37%            8%           31%
  Ratio of operating expenses to average
    net assets without fee waivers(4)             2.15%           1.40%         1.42%         1.42%         1.48%         1.78%(2)
  Net investment income per share without
    fee waivers(5)                           $    0.57      $     0.64     $    0.80     $    0.82     $    0.85     $    0.76

----------
(1) The Fund commenced operations on July 18, 1990. On July 1, 1994, the Fund commenced selling Class B and Class S Shares in addition to Class A Shares. Those shares in existence prior to July 1, 1994 were designated Class A Shares.
(2) Annualized
(3) Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
    The total returns would have been lower if certain fees had not been waived by the investment advisor, administrator and/or distributor.
(4) Annualized operating expense ratios without fee waivers by investment advisor, administrator and/or distributor.
(5) Net investment income per share without fee waivers by investment advisor, administrator and/or distributor.
(6) Amounts distributed in excess of accumulated net investment income as determined for financial statement purposes have been reported as distributions from paid-in capital at the fiscal year end in which the distribution is made. Certain of these distributions which are reported as being from paid-in capital for financial statement purposes may be reported to shareholders as taxable distributions due to differing tax and accounting rules.

                                                    CALIFORNIA MUNICIPAL FUND
                                                       FINANCIAL HIGHLIGHTS

                                         For a share outstanding throughout each period.

                                                                                                                        PERIOD
                                                                      YEAR ENDED JUNE 30,                                ENDED
                                           -------------------------------------------------------------------------    JUNE 30,
                                           1995(1)        1995          1994          1993        1992        1991      1990(1)
                                           --------     ---------     ---------     --------    --------    --------    -------
                                           CLASS B                                      CLASS A
                                           --------     -----------------------------------------------------------------------
Net asset value at beginning of period     $  10.38     $   10.38     $   11.22     $  10.45    $  10.07    $  10.01    $ 10.00
                                           --------     ---------     ---------     --------    --------    --------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                          0.53          0.61          0.61         0.62        0.65        0.63       0.57
Net realized and unrealized gain/(loss)
  on investments                               0.15          0.15         (0.82)        0.77        0.38        0.06       0.01
                                           --------     ---------     ---------     --------    --------    --------    -------
Total from investment operations               0.68          0.76         (0.21)        1.39        1.03        0.69       0.58
LESS DISTRIBUTIONS:
Dividends from net investment income          (0.53)        (0.61)        (0.61)       (0.62)      (0.65)      (0.63)     (0.57)
Distributions in excess of net investment
  income                                      --           --             (0.00)(6)    --          --          --         --
Distributions from net realized gains         (0.00)(6)     (0.00)(6)    --            --          --          --         --
Distributions in excess of net realized
  gains                                       --           --             (0.02)       --          --          --         --
                                           --------     ---------     ---------     --------    --------    --------    -------
Total distributions                           (0.53)        (0.61)        (0.63)       (0.62)      (0.65)      (0.63)     (0.57)
                                           --------     ---------     ---------     --------    --------    --------    -------
Net asset value at end of period           $  10.53     $   10.53     $   10.38     $  11.22    $  10.45    $  10.07    $ 10.01
                                           ========     =========     =========     ========    ========    ========    =======

TOTAL RETURN(3)                                6.78%         7.57%        (2.19)%      13.84%      10.56%       7.16%      5.99%
                                               ====          ====         =====        =====       =====        ====       ====

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)     $  7,230      $405,967      $509,223     $511,364    $309,146    $202,595    $92,972
  Ratio of operating expenses to
    average net assets                         1.60%         0.85%         0.79%        0.80%       0.94%       1.05%      1.01%(2)
  Ratio of net investment income to
    average net assets                         5.14%         5.89%         5.45%        5.74%       6.08%       6.30%      6.26%(2)
  Portfolio turnover rate                        22%           22%           50%          41%         29%         16%        38%
  Ratio of operating expenses to average
    net assets without fee waivers(4)          2.04%         1.29%         1.39%        1.41%       1.40%       1.60%      1.84%(2)
  Net investment income per share without
    fee waivers(5)                         $   0.48     $    0.56     $    0.54     $   0.56    $   0.60    $   0.58    $  0.49
----------
(1) The Fund commenced operations on July 25, 1989. On July 1, 1994, the Fund commenced selling Class B and Class S Shares in addition to Class A Shares. Those shares in existence prior to July 1, 1994 were designated Class A Shares.
(2) Annualized
(3) Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
    The total returns would have been lower if certain fees had not been waived by the investment advisor, administrator and/or distributor.
(4) Annualized operating expense ratios without fee waivers by investment advisor, administrator and/or distributor.
(5) Net investment income per share without fee waivers by investment advisor, administrator and/or distributor.
(6) Amount represents less than $0.01 per share.

                                                  FLORIDA INSURED MUNICIPAL FUND
                                                       FINANCIAL HIGHLIGHTS

                                         For a share outstanding throughout each period.

                                                                                                               PERIOD
                                                                 YEAR ENDED JUNE 30,                            ENDED
                                                 ---------------------------------------------------           JUNE 30,
                                                   1995(1)               1995                1994               1993(1)
                                                 -----------          ----------          ----------          -----------
                                                   CLASS B                                  CLASS A
                                                 -----------          ---------------------------------------------------
Net asset value at beginning of period           $      9.40          $     9.40          $    10.05          $     10.00
                                                 -----------          ----------          ----------          -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                   0.45                0.52                0.52                 0.00(6)
Net realized and unrealized gain/(loss) on
  investments                                           0.03(7)             0.03(7)            (0.65)                0.05
                                                 -----------          ----------          ----------          -----------
Total from investment operations                        0.48                0.55               (0.13)                0.05
LESS DISTRIBUTIONS:
Dividends from net investment income                   (0.45)              (0.52)              (0.52)             --
Distributions in excess of net investment
  income                                             --                   --                   (0.00)(6)          --
Distributions in excess of net realized gains        --                   --                   (0.00)(6)          --
                                                 -----------          ----------          ----------          -----------
Total distributions                                    (0.45)              (0.52)              (0.52)             --
                                                 -----------          ----------          ----------          -----------
Net asset value at end of period                 $      9.43          $     9.43          $     9.40          $     10.05
                                                 ===========          ==========          ==========          ===========

TOTAL RETURN(3)                                         5.23%               6.01%              (1.50)%               0.50%
                                                        ====                ====               =====                 ====

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $     3,330             $33,714             $38,541          $     4,837
  Ratio of operating expenses to average net
    assets                                              1.14%               0.39%               0.00%                0.00%(2)
  Ratio of net investment income to average net
    assets                                              4.78%               5.53%               5.09%                0.48%(2)
  Portfolio turnover rate                                 44%                 44%                 83%                   0%
  Ratio of operating expenses to average net
    assets without fee waivers and expenses
    absorbed(4)                                         2.26%               1.51%               1.55%                5.59%(2)
  Net investment income/(loss) per share
    without fee waivers and expenses absorbed
    (5)                                          $      0.35          $     0.42          $     0.36          $     (0.02)

----------

(1) The Fund commenced operations on June 7, 1993. On July 1, 1994, the Fund commenced selling Class B and Class S Shares in addition to Class A Shares. Those shares in existence prior to July 1, 1994 were designated Class A Shares.
(2) Annualized
(3) Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
    The total returns would have been lower if certain fees had not been waived and expenses had not been absorbed by the investment advisor and/or administrator.
(4) Annualized operating expense ratios without fee waivers and expenses absorbed by investment advisor and/or administrator.
(5) Net investment income per share without fee waivers and expenses absorbed by investment advisor and/or administrator.
(6) Amount represents less than $0.01 per share.
(7) The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.

                                          CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND
                                                       FINANCIAL HIGHLIGHTS

                                         For a share outstanding throughout each period.

                                                                                                PERIOD
                                                        YEAR ENDED JUNE 30,                     ENDED
                                                 ---------------------------------             JUNE 30,
                                                   1995(1)                1995                 1994(1)
                                                 -----------           -----------            ----------
                                                   CLASS B                          CLASS A
                                                 -----------           ---------------------------------
Net asset value at beginning of period           $     10.10           $     10.10            $     10.00
                                                 -----------           -----------            -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                   0.43                  0.50                   0.11
Net realized and unrealized gain on investments         0.35                  0.35                   0.11(6)
                                                 -----------           -----------            -----------
Total from investment operations                        0.78                  0.85                   0.22
LESS DISTRIBUTIONS:
Dividends from net investment income                   (0.43)                (0.50)                 (0.11)
Distributions from net realized gains                    --                    --                   (0.01)
                                                 -----------           -----------            -----------
Total distributions                                    (0.43)                (0.50)                 (0.12)
                                                 -----------           -----------            -----------
Net asset value at end of period                 $     10.45           $     10.45            $     10.10
                                                 ===========           ===========            ===========

TOTAL RETURN(3)                                         7.90%                 8.71%                  2.20%
                                                        ====                  ====                   ====

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $    12,391               $54,507                $34,147
  Ratio of operating expenses to average net
    assets                                              1.17%                 0.42%                  0.00%(2)
  Ratio of net investment income to average net
    assets                                              4.20%                 4.95%                  4.25%(2)
  Portfolio turnover rate                                 13%                   13%                    17%
  Ratio of operating expenses to average net
    assets without fee waivers and expenses
    absorbed(4)                                         2.16%                 1.41%                  1.95%(2)
  Net investment income per share without fee
    waivers and expenses absorbed(5)             $      0.33           $      0.40            $      0.06

----------
(1) The Fund commenced operations on April 4, 1994. On July 1, 1994, the Fund commenced selling Class B and Class S Shares in addition to Class A Shares. Those shares in existence prior to July 1, 1994 were designated Class A Shares.
(2) Annualized
(3) Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
    The total returns would have been lower if certain fees had not been waived and expenses had not been absorbed by the investment advisor and/or administrator.
(4) Annualized operating expense ratios without fee waivers and expenses absorbed by investment advisor and/or administrator.
(5) Net investment income per share without fee waivers and expenses absorbed by investment advisor and/or administrator.
(6) The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.

                                                     NATIONAL MUNICIPAL FUND
                                                       FINANCIAL HIGHLIGHTS

                                         For a share outstanding throughout each period.

                                                                                                                      PERIOD
                                                                     YEAR ENDED JUNE 30,                               ENDED
                                             -------------------------------------------------------------------     JUNE 30,
                                              1995(1)          1995          1994          1993          1992         1991(1)
                                             ---------      ----------     ---------     ---------     ---------     ---------
                                              CLASS B                                    CLASS A
                                             ---------      ------------------------------------------------------------------
Net asset value at beginning of period       $   10.85      $    10.85     $   11.65     $   10.96     $   10.16     $   10.00
                                             ---------      ----------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                             0.56            0.64          0.65          0.67          0.72          0.64
Net realized and unrealized gain/(loss) on
  investments                                     0.01(7)         0.01(7)      (0.73)         0.75          0.79          0.16
                                             ---------      ----------     ---------     ---------     ---------     ---------
Total from investment operations                  0.57            0.65         (0.08)         1.42          1.51          0.80
LESS DISTRIBUTIONS:
Dividends from net investment income             (0.56)          (0.64)        (0.65)        (0.67)        (0.71)        (0.64)
Distributions in excess of net investment
  income                                           --              --          (0.00)(6)       --            --            --
Distributions from net realized gains            (0.01)          (0.01)        (0.07)        (0.06)          --            --
Distributions in excess of net realized
  gains                                          (0.09)          (0.09)          --            --            --            --
                                             ---------      ----------     ---------     ---------     ---------     ---------
Total distributions                              (0.66)          (0.74)        (0.72)        (0.73)        (0.71)        (0.64)
                                             ---------      ----------     ---------     ---------     ---------     ---------
Net asset value at end of period             $   10.76      $    10.76     $   10.85     $   11.65     $   10.96     $   10.16
                                             =========      ==========     =========     =========     =========     =========

TOTAL RETURN(3)                                   5.54%           6.32%        (0.90)%       13.41%        15.42%         8.27%
                                                  ====            ====         =====         =====         =====          ====

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)       $   4,786        $269,033      $354,501      $390,187      $226,984       $44,915
  Ratio of operating expenses to average
    net assets                                    1.58%           0.83%         0.87%         0.86%         0.64%         0.55%(2)
  Ratio of net investment income to
    average net assets                            5.22%           5.97%         5.60%         5.89%         6.34%         6.84%(2)
  Portfolio turnover rate                           23%             23%           44%           83%           61%           81%
  Ratio of operating expenses to average
    net assets without fee waivers and
    expenses absorbed(4)                          2.05%           1.30%         1.36%         1.37%         1.40%         1.68%(2)
  Net investment income per share without
    fee waivers and expenses absorbed(5)     $    0.51      $     0.59     $    0.59     $    0.61     $    0.63     $    0.53

----------
(1) The Fund commenced operations on July 18, 1990. On July 1, 1994, the Fund commenced selling Class B and Class S Shares in addition to Class A Shares. Those shares in existence prior to July 1, 1994 were designated Class A Shares.
(2) Annualized
(3) Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
    The total returns would have been lower if certain fees had not been waived and expenses had not been absorbed by the investment advisor, administrator and/or distributor.
(4) Annualized operating expense ratios without fee waivers and expenses absorbed by investment advisor, administrator and/or distributor.
(5) Net investment income per share without fee waivers and expenses absorbed by investment advisor, administrator and/or distributor.
(6) Amount represents less than $0.01 per share.
(7) The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.

                                                      GROWTH AND INCOME FUND
                                                       FINANCIAL HIGHLIGHTS

                                         For a share outstanding throughout each period.

                                                                                                                        PERIOD
                                                                      YEAR ENDED JUNE 30,                                ENDED
                                           -------------------------------------------------------------------------   JUNE 30,
                                           1995(1)        1995          1994          1993         1992       1991      1990(1)
                                           --------     ---------     ---------     --------     --------    -------    -------
                                           CLASS B                                      CLASS A
                                           --------     -----------------------------------------------------------------------
Net asset value at beginning of period     $  11.30     $   11.30     $   12.09     $  11.25     $  10.51    $ 10.12    $ 10.00
                                           --------     ---------     ---------     --------     --------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                          0.05          0.13          0.12         0.12         0.17       0.23       0.24
Net realized and unrealized gain on
  investments                                  2.04          2.04          0.72         0.91         0.74       0.43       0.07
                                           --------     ---------     ---------     --------     --------    -------    -------
Total from investment operations               2.09          2.17          0.84         1.03         0.91       0.66       0.31
LESS DISTRIBUTIONS:
Dividends from net investment income          (0.07)        (0.12)        (0.12)       (0.12)       (0.17)     (0.27)     (0.19)
Distributions from net realized gains         (0.77)        (0.77)        (1.51)       (0.07)       --         --         --
                                           --------     ---------     ---------     --------     --------    -------    -------
Total distributions                           (0.84)        (0.89)        (1.63)       (0.19)       (0.17)     (0.27)     (0.19)
                                           --------     ---------     ---------     --------     --------    -------    -------
Net asset value at end of period           $  12.55     $   12.58     $   11.30     $  12.09     $  11.25    $ 10.51    $ 10.12
                                           ========     =========     =========     ========     ========    =======    =======

TOTAL RETURN(3)                               19.67%        20.47%         6.67%        9.20%        8.65%      6.70%      3.17%
                                              =====         =====          ====         ====         ====       ====       ====

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)     $  6,918      $170,177      $125,249      $97,873      $83,825    $33,930    $20,964
  Ratio of operating expenses to average
    net assets                                 2.31%         1.56%         1.50%        1.46%        1.50%      1.52%      1.37%(2)
  Ratio of net investment income to
    average net assets                         0.36%         1.11%         1.04%        1.01%        1.51%      2.48%      3.21%(2)
  Portfolio turnover rate                        72%           72%          127%          47%          16%        19%        16%
  Ratio of operating expenses to average
    net assets without fee waivers(4)          2.31%         1.56%         1.59%        1.46%        1.55%      1.78%      2.01%(2)
  Net investment income per share without
    fee waivers(5)                         $   0.05     $    0.13     $    0.11     $   0.12     $   0.16    $  0.21    $  0.19

----------
(1) The Fund commenced operations on July 25, 1989. On July 1, 1994, the Fund commenced selling Class B and Class S Shares in addition to Class A Shares. Those shares in existence prior to July 1, 1994 were designated Class A Shares.
(2) Annualized
(3) Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
    The total returns would have been lower if certain fees had not been waived by the investment advisor, administrator and/or distributor.
(4) Annualized operating expense ratios without fee waivers by investment advisor, administrator and/or distributor.
(5) Net investment income per share without fee waivers by investment advisor, administrator and/or distributor.

                                                           GROWTH FUND
                                                       FINANCIAL HIGHLIGHTS

                                         For a share outstanding throughout each period.

                                                                                                                PERIOD
                                                                YEAR ENDED JUNE 30,                              ENDED
                                                ----------------------------------------------------           JUNE 30,
                                                1995(1)(8)            1995(8)               1994                1993(1)
                                                ----------          -----------          -----------          -----------
                                                 CLASS B                                   CLASS A
                                                ----------          -----------------------------------------------------
Net asset value at beginning of period          $    10.73          $     10.73          $     10.72          $     10.00
                                                ----------          -----------          -----------          -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                         (0.04)                0.05                (0.02)                0.00(6)
Net realized and unrealized gain on
  investments                                         3.42                 3.42                 0.03(7)              0.72
                                                ----------          -----------          -----------          -----------
Total from investment operations                      3.38                 3.47                 0.01                 0.72
LESS DISTRIBUTIONS:
Dividends from net investment income                 (0.01)               (0.02)                 --                   --
Distributions from net realized gains                (0.00)(6)            (0.00)(6)              --                   --
                                                ----------          -----------          -----------          -----------
Total distributions                                  (0.01)               (0.02)                 --                   --
                                                ----------          -----------          -----------          -----------
Net asset value at end of period                $    14.10          $     14.18          $     10.73          $     10.72
                                                ==========          ===========          ===========          ===========

TOTAL RETURN(3)                                      31.46%               32.33%                0.00%                7.30%
                                                     =====                =====                 ====                 ====

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $    6,928             $154,763             $126,808              $23,323
  Ratio of operating expenses to average net
    assets                                            2.51%                1.76%                1.75%                1.44%(2)
  Ratio of net investment income/(loss) to
    average net assets                               (0.47)%               0.28%               (0.35)%              (0.63)%(2)
  Portfolio turnover rate                              233%                 233%                 227%                  13%
  Ratio of operating expenses to average net
    assets without fee waivers and/or expenses
    absorbed(4)                                       2.51%                1.76%                1.75%                2.52%(2)
  Net investment income/(loss) per share
    without fee waivers and/or expenses
    absorbed(5)                                 $    (0.04)         $      0.05          $     (0.02)         $     (0.01)

----------
(1) The Fund commenced operations on April 5, 1993. On July 1, 1994, the Fund commenced selling Class B and Class S Shares in addition to Class A Shares. Those shares in existence prior to July 1, 1994 were designated Class A Shares.
(2) Annualized
(3) Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
    The total returns would have been lower if certain fees had not been waived and/or expenses had not been absorbed by the investment advisor and/or administrator.
(4) Annualized operating expense ratios without fee waivers and/or expenses absorbed by investment advisor and/or administrator.
(5) Net investment income per share without fee waivers and/or expenses absorbed by investment advisor and/or administrator.
(6) Amount represents less than $0.01 per share.
(7) The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
(8) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the year since the use of the undistributed income method did not accord with results of operations.

                                                       EMERGING GROWTH FUND
                                                       FINANCIAL HIGHLIGHTS

                                         For a share outstanding throughout each period.

                                                                                                                      PERIOD
                                                                     YEAR ENDED JUNE 30,                               ENDED
                                             -------------------------------------------------------------------      JUNE 30,
                                              1995(1)(8)     1995(8)         1994          1993         1992(8)       1991(1)
                                             ---------      ----------     ---------     ---------     ---------     ---------
                                              CLASS B                                    CLASS A
                                             ---------      ------------------------------------------------------------------
Net asset value at beginning of period       $   13.02      $    13.02     $   13.76     $   11.67     $    9.62     $   10.00
                                             ---------      ----------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                     (0.10)          (0.00)(6)     (0.09)        (0.02)        (0.01)         0.09
Net realized and unrealized gain/(loss) on
  investments                                     2.77            2.77          0.68          2.31          2.16         (0.40)
                                             ---------      ----------     ---------     ---------     ---------     ---------
Total from investment operations                  2.67            2.77          0.59          2.29          2.15         (0.31)
LESS DISTRIBUTIONS:
Dividends from net investment income               --              --            --            --          (0.01)        (0.07)
Distributions from net realized gains            (0.32)          (0.32)        (1.33)        (0.20)        (0.08)          --
Distributions from capital                         --              --            --            --          (0.01)(7)       --
                                             ---------      ----------     ---------     ---------     ---------     ---------
Total distributions                              (0.32)          (0.32)        (1.33)        (0.20)        (0.10)        (0.07)
                                             ---------      ----------     ---------     ---------     ---------     ---------
Net asset value at end of period             $   15.37      $    15.47     $   13.02     $   13.76     $   11.67     $    9.62
                                             =========      ==========     =========     =========     =========     =========

TOTAL RETURN(3)                                  20.69%          21.54%         3.40%        19.75%        22.47%        (2.95)%
                                                 =====           =====          ====         =====         =====         =====

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)       $  10,208        $185,722      $124,941     $  96,646     $  27,652     $   8,490
  Ratio of operating expenses to average
    net assets                                    2.43%           1.68%         1.66%         1.59%         1.93%         1.84%(2)
  Ratio of net investment income/(loss) to
    average net assets                           (1.06)%         (0.31)%       (0.68)%       (0.32)%       (0.04)%        1.10%(2)
  Portfolio turnover rate                          181%            181%          224%           28%           60%           17%
  Ratio of operating expenses to average
    net assets without fee waivers(4)             2.43%           1.68%         1.66%         1.59%         1.93%         2.11%(2)
  Net investment income/(loss) per share
    without fee waivers(5)                   $   (0.10)     $    (0.00)(6) $   (0.09)    $   (0.02)    $   (0.01)    $    0.07

----------
(1) The Fund commenced operations on July 18, 1990. On July 1, 1994, the Fund commenced selling Class B and Class S Shares in addition to Class A Shares. Those shares in existence prior to July 1, 1994 were designated Class A Shares.
(2) Annualized
(3) Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
    The total returns would have been lower if certain fees had not been waived by the investment advisor and/or administrator.
(4) Annualized operating expense ratios without fee waivers by investment advisor and/or administrator.
(5) Net investment income per share without fee waivers by investment advisor and/or administrator.
(6) Amount represents less than $0.01 per share.
(7) Amounts distributed in excess of accumulated net investment income as determined for financial statement purposes have been reported as distributions from paid-in capital at the fiscal year end in which the distribution is made. Certain of these distributions which are reported as being from paid-in capital for financial statement purposes may be reported to shareholders as taxable distributions due to differing tax and accounting rules.
(8) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the year since the use of the undistributed income method did not accord with results of operations.

                                                    INTERNATIONAL GROWTH FUND
                                                       FINANCIAL HIGHLIGHTS

                                         For a share outstanding throughout each period.

                                                                                                                      PERIOD
                                                                     YEAR ENDED JUNE 30,                               ENDED
                                             -------------------------------------------------------------------      JUNE 30,
                                              1995(1)(6)     1995(6)         1994          1993         1992          1991(1)
                                             ---------      ----------     ---------     ---------     ---------     ---------
                                              CLASS B                                    CLASS A
                                             ---------      ------------------------------------------------------------------
Net asset value at beginning of period       $   10.74      $    10.74      $     9.80     $   8.82     $   8.27     $   10.00
                                             ---------      ----------      ----------     --------     --------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                     (0.17)(7)       (0.11)(7)        0.06         0.07         0.05          0.02
Net realized and unrealized gain/(loss) on
  investments                                    (0.31)          (0.31)           1.15         0.94         0.55         (1.75)
                                             ---------      ----------      ----------     --------     --------     ---------
Total from investment operations                 (0.48)          (0.42)           1.21         1.01         0.60         (1.73)
LESS DISTRIBUTIONS:
Dividends from net investment income             (0.03)          (0.04)          (0.02)       (0.03)       (0.05)          --
Distributions from net realized gains            (0.44)          (0.44)          (0.25)         --           --            --
Distributions in excess of net realized
  gains                                          (0.06)          (0.06)            --            --           --           --
                                             ---------      ----------      ----------     --------     --------     ---------
Total distributions                              (0.53)          (0.54)          (0.27)       (0.03)       (0.05)          --
                                             ---------      ----------      ----------     --------     --------     ---------
Net asset value at end of period             $    9.73      $     9.78      $    10.74     $   9.80     $   8.82     $    8.27
                                             =========      ==========      ==========     ========     ========     =========

TOTAL RETURN(3)                                  (4.61)%         (4.01)%         12.39%       11.51%        7.28%       (17.30)%
                                                  =====           =====           =====        =====         ====        ======

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)       $   2,268      $   91,763        $127,764      $56,962      $24,479       $11,647
  Ratio of operating expenses to average
    net assets                                    2.44%           1.69%           1.69%        1.80%        2.25%         2.24%(2)
  Ratio of net investment income/(loss) to
    average net assets                           (0.13)%          0.62%           0.54%        1.07%        0.69%         0.51%(2)
  Portfolio turnover rate                           81%             81%             44%          63%          66%           45%
  Ratio of operating expenses to average
    net assets without fee waivers(4)             2.44%           1.69%           1.69%        1.80%        2.29%         2.47%(2)
  Net investment income/(loss) per share
    without fee waivers(5)                   $   (0.17)     $    (0.11)     $     0.06     $   0.07     $   0.04     $    0.01

----------
(1) The Fund commenced operations on July 18, 1990. On July 1, 1994, the Fund commenced selling Class B and Class S Shares in addition to Class A Shares. Those shares in existence prior to July 1, 1994 were designated Class A Shares.
(2) Annualized
(3) Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
    The total returns would have been lower if certain fees had not been waived by the investment advisor, administrator and/or distributor.
(4) Annualized operating expense ratios without fee waivers by investment advisor, administrator and/or distributor.
(5) Net investment income per share without fee waivers by investment advisor, administrator and/or distributor.
(6) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the year since the use of the undistributed income method did not accord with results of operations.
(7) Amount shown reflects certain reclassifications related to book to tax differences.

THE FUNDS' INVESTMENTS AND RISK CONSIDERATIONS

The following section describes the investment objective and policies of each Fund and some of the risk considerations of investing in the Funds. The "Securities and Investment Practices" section that follows provides more information about the types of securities and investment practices that the Funds may use and the risk considerations related to such securities and investment practices.

INVESTMENT PRINCIPLES AND RISK CONSIDERATIONS

THE MONEY FUNDS

Each Money Fund invests only in U.S. Dollar-denominated short-term, money market securities that present minimal credit risk and meet the rating criteria described below. At the time of investment, no security purchased by a Money Fund (except securities subject to repurchase agreements and variable rate demand notes) can have a maturity exceeding 397 days, and each Money Fund's average portfolio maturity cannot exceed 90 days. The short average maturity of the portfolios enhances each Money Fund's ability to maintain share prices at $1.00 which, in turn, provides both stability of value and liquidity to shareholders. There can be no assurances, however, that any or all of the Money Funds will be able to maintain a net asset value ("NAV") at $1.00 per share.

Each Money Fund will purchase only those instruments that meet the following applicable quality requirements. The Money Funds will not purchase a security (other than a U.S. Government security) unless the security or the issuer with respect to comparable securities (i) is rated by at least two nationally recognized statistical rating organizations ("NRSROs") (such as Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's")) in one of the two highest rating categories for short-term debt securities, (ii) is rated in one of the two highest categories for short-term debt by the only NRSRO that has issued a rating, or (iii) if not so rated, the security is determined to be of comparable quality. In addition, with respect to the Global Money Fund, no more than 5% of the Fund's total assets will be invested in securities rated in the second highest rating category by the requisite NRSROs, and no more than 1% of the Fund's total assets will be invested in the securities of any one such issuer. A description of the rating systems of S&P and Moody's is contained in the SAI.

Up to 10% of the assets of a Money Fund may be invested in securities and other instruments that are not readily marketable, including repurchase agreements with maturities greater than seven calendar days, time deposits maturing in more than seven calendar days, and variable rate demand notes having a demand period of more than seven days. In addition, a Money Fund may invest up to 5% of its assets in the securities of issuers which have been in continuous operation for less than three years. Each Money Fund may also borrow from banks for temporary or other emergency purposes, but not for investment purposes, in an amount up to 30% of its total assets, and may pledge its assets to the same extent in connection with such borrowings. Whenever these borrowings exceed 5% of the value of a Money Fund's total assets, the Money Fund will not purchase any securities. Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board of Trustees of the Company, subject to applicable law. A complete list of investment restrictions that identifies additional restrictions that cannot be changed without the approval of a majority of an affected Money Fund's outstanding shares is contained in the SAI.

GLOBAL MONEY FUND. The Fund's investment objective is to maximize current income consistent with safety of principal and maintenance of liquidity. The Fund pursues its objective by investing in a portfolio of short-term, money market instruments, including obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"); repurchase agreements with respect to U.S. Government Securities; instruments issued by U.S. and foreign banks and savings and loan institutions, such as time deposits, certificates of deposit and bankers' acceptances; and commercial paper and corporate obligations of U.S. and foreign issuers that meet the Fund's quality and maturity criteria. Although the Fund is authorized to invest up to 50% of its assets in any one country (other than the United States), the Fund normally will include in its portfolio securities of issuers collectively having their principal business activities in at least three countries, including the United States. The Fund may not invest more than 5% of its assets in securities of any one issuer, except that the Fund may invest in U.S. Government Securities without limit and may have one holding that exceeds the 5% limit for up to three days after the acquisition of such holding. At least 25% of the Fund's total assets will be invested in bank obligations, except during temporary defensive periods.

U.S. GOVERNMENT MONEY FUND. The Fund's investment objective is to maximize current income consistent with safety of principal and maintenance of liquidity. The Fund pursues its objective by maintaining a portfolio of U.S. Government Securities and entering into repurchase agreements with respect to U.S. Government Securities.

CALIFORNIA MONEY FUND. The Fund's investment objective is to maximize current income that is excluded from gross income for federal income tax purposes and is exempt from California State personal income taxation, consistent with safety of principal and maintenance of liquidity. The Fund pursues its objective by investing in a portfolio of high grade municipal securities, which means municipal securities that meet the Fund's quality and maturity criteria. "Municipal Securities" are debt obligations issued by states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, and "California Municipal Securities" means Municipal Securities issued by the State of California and its political subdivisions as well as certain other governmental issuers such as the Commonwealth of Puerto Rico. Except when the Fund assumes a temporary defensive position, at least 80% of the Fund's total assets will be invested in Municipal Securities and at least 65% of its total assets will be invested in California Municipal Securities. The requirement to invest at least 80% of the Fund's assets in Municipal Securities is a fundamental policy that cannot be changed without the consent of the Fund's shareholders. The Fund may invest without limitation in Municipal Securities issued to finance certain "private activities" ("AMT-Subject Bonds"), such as bonds used to finance airports, housing projects, student loan programs and water and sewer projects. To reduce investment risk, the California Money Fund may not invest more than 25% of its total assets in Municipal Securities whose interest is paid from revenues of similar-type projects.

For temporary defensive purposes, the Fund may invest without limitation in (1) Municipal Securities that are not exempt from California personal income tax and
(2) short-term Municipal Securities or taxable cash equivalents, including short-term U.S. Government Securities, certificates of deposit and bankers' acceptances, commercial paper rated Prime-1 by Moody's or A-1+ or A-1 by S&P, repurchase agreements and securities of other money market mutual funds. Under normal market conditions the Fund may invest up to 20% of its assets in these taxable cash equivalents.

The California Money Fund is designed to generate tax-exempt income. A shareholder of the California Money Fund may earn a higher after-tax return from the Fund than from comparable investments that generate taxable income. For an illustration of the benefits of tax-free investing, see the section entitled "Performance." For a discussion of the tax consequences of investing in AMT-Subject Bonds, see "Securities and Investment Practices -- Municipal Securities and AMT-Subject Bonds" and "Dividends, Capital Gains and Taxes."

The Fund may also invest in variable rate demand obligations, stand-by commitments, when-issued securities and forward commitments.

THE BOND FUNDS

SHORT TERM HIGH QUALITY BOND FUND. The Fund's investment objective is to provide as high a level of current income as is consistent with prudent investment management and stability of principal. To accomplish its objective, the Fund will invest primarily in short-term bonds and other fixed-income securities. Under normal market conditions the Fund will maintain a dollar-weighted average portfolio maturity of three years or less. The Fund may hold individual securities with remaining maturities of more than three years as long as the dollar-weighted average portfolio maturity is three years or less. For purposes of the weighted average maturity calculation, a mortgage instrument's average life will be considered to be its maturity.

The Fund will invest substantially all of its assets in investment-grade debt securities, which are securities that are rated in the top four rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or, if unrated, are judged to be of comparable quality by the Fund's Sub-Advisor. All debt securities purchased by the Fund will be investment-grade at the time of purchase. The Fund will invest at least 65% of its total assets in United States Government obligations, corporate debt obligations or mortgage-related securities rated in one of the two highest categories by an NRSRO. Securities are rated in the two highest rating categories by an NRSRO if they are rated at least Aa by Moody's or at least AA by S&P, Duff or Fitch or, if unrated, are judged to be of comparable quality by the Fund's Sub-Advisor. Investment-grade bonds are generally of medium to high quality. A bond rated in the lower end of the investment grade category (Baa/BBB), however, may have speculative characteristics and may be more sensitive to economic changes and changes in the financial condition of the issuer.

The fixed-income securities in which the Fund may invest include obligations issued or guaranteed by domestic and foreign governments and government agencies and instrumentalities and high-grade corporate debt obligations, such as bonds, debentures, notes, equipment lease and trust certificates, mortgage-backed securities, collateralized mortgage obligations and asset-backed securities.

The Fund may invest up to 10% of its assets in foreign fixed-income securities, primarily bonds of foreign governments or their political subdivisions, foreign companies and supranational organizations, including non-U.S. Dollar-denominated securities and U.S. Dollar-denominated debt securities issued by foreign issuers and foreign branches of U.S. banks. Investment in foreign securities is subject to special risks; see "Securities and Investment Practices -- Foreign Investments."

The Fund may also invest in high-quality, short-term obligations (with maturities of 12 months or less), such as commercial paper issued by domestic and foreign corporations, bankers' acceptances issued by domestic and foreign banks, certificates of deposit and demand and time deposits of domestic and foreign banks and savings and loan associations and repurchase agreements. The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.

The Fund may invest in certain illiquid investments such as privately placed obligations including restricted securities. The Fund may invest up to 10% of its assets in securities of mutual funds that are not affiliated with Sierra Advisors or any Sub-Advisor. See "Securities and Investment Practices -- Holdings in Other Investment Companies."

The Fund currently intends to borrow money or enter into reverse repurchase agreements or dollar roll transactions in the aggregate up to 10% of its total assets. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. To seek a high level of current income, the Fund may enter into dollar rolls. Dollar rolls entail certain risks; see "Securities and Investment Practices -- Dollar Roll Transactions."

The Fund may invest up to 25% of its total assets in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. See "Securities and Investment Practices -- Asset-Backed Securities."

Thomas M. Poor, Managing Director of Scudder, is the portfolio manager of the Short Term High Quality Bond Fund. He joined Scudder in 1970 and has worked entirely in fixed income research and institutional bond portfolio management. Mr. Poor has had primary management responsibility for the Short Term High Quality Bond Fund since its inception.

SHORT TERM GLOBAL GOVERNMENT FUND. The Fund's investment objective is to provide high current income consistent with protection of principal. Under normal conditions, the Fund invests primarily in at least three different countries, one of which may be the United States. The Fund maintains a dollar-weighted average portfolio maturity not exceeding three years but may hold individual securities with longer maturities. This policy helps minimize the effect of interest rate changes on the Fund's share price. The Sub-Advisor's calculation of the expected average life of a portfolio mortgage security is used as that security's maturity with regard to determining the above average dollar-weighted portfolio maturity calculation. The Fund's share price and yield will fluctuate primarily due to the movement of foreign currencies against the U.S. Dollar and changes in worldwide interest rates.

The Fund seeks to maintain greater price stability than longer-term bond funds.

Under normal market conditions, the Fund will invest at least 65% of its assets in: (i) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions (including any security which is majority owned by such government, agency, instrumentality, or political subdivision); (ii) U.S. Government Securities; and (iii) debt securities issued or guaranteed by supranational organizations, considered to be "government securities."

The Fund may also invest in non-government foreign and domestic debt securities, including corporate debt securities, bank or bank holding company obligations (e.g., certificates of deposit, bankers' acceptances and time deposits), mortgage-backed or asset-backed securities, and repurchase agreements.

To protect against credit risk, the Fund invests primarily in high-grade debt securities. At least 65% of the Fund's investments will consist of securities rated within the three highest rating categories of S&P (AAA, AA, A) or Moody's (Aaa, Aa, A), or, if unrated, are judged to be of comparable quality by the Sub-Advisor.

The Fund may invest up to 10% of its assets in non-investment grade debt securities (commonly called "junk bonds") if portfolio management believes that doing so will be consistent with the goal of capital appreciation. Non-investment grade debt securities are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. See "Securities and Investment Practices -- Lower-Rated Securities."

In addition to U.S. Dollar holdings, the Fund may invest in securities denominated in foreign currencies and in multinational currency units, such as the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in the relative values of the underlying currencies. Securities of issuers within a given country may be denominated in the currency of another country. In addition, when the Fund's Sub-Advisor believes that U.S. securities offer superior opportunities for achieving the Fund's investment objective, or for temporary defensive purposes, the Fund may invest substantially all of its assets in securities of U.S. issuers or securities denominated in U.S. Dollars.

Margaret Craddock, Vice President of Scudder, is the portfolio manager for the Short Term Global Government Fund. Ms. Craddock was part of the international bond team at Alliance Capital from 1987 to 1991, until she joined Scudder. She has had primary management responsibility for the Short Term Global Government Fund since the Fund's inception.

U.S. GOVERNMENT FUND. The Fund's investment objective is to maximize total rate of return while providing a high level of current income, consistent with reasonable safety of principal. The Fund pursues its objective by investing at least 65% and up to 100% of its assets in intermediate- and long-term U.S. Government Securities. The Fund may invest in U.S. Government Securities of varying maturities. Securities in the Fund's portfolio are high quality securities that will generally yield less income than lower quality securities; higher quality securities, however, generally have less credit risk and are more readily marketable than lower quality securities. Depending on market conditions, the Fund's portfolio will consist of various types of U.S. Government Securities in varying proportions; it may invest up to 35% of its assets in the types of securities in which the Corporate Income Fund may invest except as otherwise prohibited in this Prospectus or the SAI, including corporate bonds, preferred stock, convertible corporate bonds, convertible preferred stock, government stripped mortgage-backed securities, asset-backed securities and interests in lease obligations. A substantial portion of the Fund's assets at any time may consist of mortgage-backed securities. For more detailed information regarding the types of securities in which the Corporate Income Fund may invest, see "Corporate Income Fund."

The Fund may invest up to 20% of its assets in money market instruments consisting of short-term U.S. Government Securities and repurchase agreements with respect to such U.S. Government Securities, and for temporary defensive purposes may invest in these instruments without limitation. In addition, the Fund may invest up to 33 1/3% of its total assets in dollar rolls or "covered rolls." See "Securities and Investment Practices -- Dollar Roll Transactions."

The day-to-day management of the Fund's portfolio is the responsibility of a committee composed of individuals who are officers of BlackRock. This committee has managed the Fund since December, 1994, and is supervised by Keith Anderson and E.G. Fisher. Mr. Anderson has been co-head of the Portfolio Management Group of BlackRock since BlackRock's founding in 1988. Mr. Fisher has been a portfolio manager of BlackRock since 1990 and a Principal of BlackRock since 1994.

CORPORATE INCOME FUND. The Fund's investment objective is to provide a high level of current income, consistent with the preservation of capital. The Fund pursues its investment objective by investing primarily in investment-grade corporate bonds of United States issuers which are bonds that are rated in the top four rating categories by Moody's, S&P, Duff, or Fitch, or, if not rated, that the Fund's Sub-Advisor believes to have credit characteristics equivalent to such investment grade rated corporate bonds. Generally, at least 65% of the corporate bonds held by the Fund will have had remaining maturities of 10 years or more at the date of purchase, unless the Fund's Sub-Advisor believes that investing in corporate bonds with shorter maturities would be appropriate in light of prevailing market conditions. Corporate bonds with longer maturities generally tend to produce higher yields and are subject to greater market risk than debt securities with shorter maturities. The value of the Fund's portfolio securities can be expected to vary inversely with changes in the prevailing interest rates.

The Fund may also invest in preferred stock, corporate bonds and preferred stock that are convertible into or that carry the right to buy common stock, all of which are rated investment grade by an NRSRO, or, if not rated, that the Fund's Sub-Advisor believes to have credit characteristics equivalent to such investment grade rated bonds; U.S. Government Securities (including government stripped mortgage-backed securities); asset-backed securities; and interests in lease obligations for which the payment of interest and principal is unconditionally guaranteed by companies with debt rated at least investment grade by an NRSRO, provided that no more than 20% of the Fund's assets will be invested in such lease obligations. The Fund may invest in floating rate, inverse floating rate and variable rate obligations, including participation interests therein. The Fund may invest in bonds issued by foreign governments and corporations, provided that no more than 20% of the Fund's assets will be invested in such bonds and no more than 5% will be denominated in any one currency. In addition, the Fund may invest up to 33 1/3% of its total assets in dollar rolls or "covered rolls." For temporary defensive purposes, the Fund may also invest, without limitation, in money market instruments, including short-term U.S. Government Securities, commercial paper rated Prime-1 by Moody's, A-1 by S&P, Duff-1 by Duff or Fitch-1 by Fitch, and cash and cash equivalents.

As the Fund's portfolio manager, James M. Goldberg has had primary responsibility for the day-to-day management of the Fund's portfolio since its inception. Mr. Goldberg has been Managing Director of TCW Management since 1989 and Managing Director of Trust Company of the West since 1984.

CALIFORNIA MUNICIPAL FUND. The Fund's investment objective is to provide as high a level of current income that is excluded from gross income for federal income tax purposes and is exempt from California State personal income tax as is consistent with prudent investment management and preservation of capital. The Fund pursues its objective by investing in intermediate and long-term California Municipal Securities (as described in "Securities and Investment Practices -- Municipal Securities and AMT-Subject Bonds"), although the average maturity of the Fund will vary depending on anticipated market conditions. A fundamental policy that cannot be changed without the consent of the Fund's shareholders is that under normal market conditions, at least 80% of the Fund's total assets will be invested in California Municipal Securities. The Fund may invest without limitation in AMT-Subject Bonds, as described in "Securities and Investment Practices -- Municipal Securities and AMT-Subject Bonds."

The Fund will invest in investment-grade Municipal Securities, which are securities rated at the time of purchase within the four highest ratings assigned by Moody's, S&P, Duff, or Fitch, or, if unrated, are judged to be of comparable quality by the Fund's Sub-Advisor. The higher tax-free yields sought by the Fund are generally obtainable from medium-quality Municipal Securities rated A or Baa by Moody's or A or BBB by S&P. For more information, see "Securities and Investment Practices -- Fixed-Income Obligations and Securities."

The Fund is designed to generate tax-exempt income. A shareholder of the Fund may earn a higher after-tax return from the Fund than from comparable investments that generate taxable income. For an illustration of the benefits of tax-free investing, see the section entitled "Performance."

The Fund may invest up to 20%, in the aggregate, of its assets in (1) Municipal Securities that are not exempt from California personal income tax and (2) short-term Municipal Securities and taxable cash equivalents, including short-term U.S. Government Securities, certificates of deposit and bankers' acceptances, commercial paper rated Prime-1 by Moody's or A-1+ or A-1 by S&P, repurchase agreements and securities of other money market mutual funds (subject to the limitations set forth under "Securities and Investment Practices") and, for temporary defensive purposes, may invest in these securities without limitation. The Fund may at any time invest up to 20% of its total assets in taxable cash equivalents, although it is anticipated that under normal circumstances substantially all of the Fund's assets will be invested in Municipal Securities generating tax-exempt income.

The Fund may engage in hedging transactions through the use of financial futures, bond index futures and options thereon, purchase and sell securities on a when-issued and forward commitment basis, invest in mortgage-backed securities, enter into repurchase agreements, invest in stand-by commitments and lend portfolio securities. The Fund may invest in floating rate, inverse floating rate and variable rate obligations, including participation interests therein.

Since May 1992, Joseph A. Piraro, a Vice President of Van Kampen, has had primary responsibility for the day-to-day management of the Fund's portfolio. Mr. Piraro has been a Vice President of Van Kampen since January 1993 and Assistant Vice President since June 1992. Prior to joining Van Kampen, Mr. Piraro was a Senior Municipal Bond Trader for First National Bank of Chicago from November 1987 to May 1992.

FLORIDA INSURED MUNICIPAL FUND. The Fund's primary investment objective is to seek as high a level of current income, exempt from federal income tax, as is consistent with prudent investment management and preservation of capital, and to offer investors the opportunity to own shares the value of which is exempt from Florida intangible personal property tax.

To accomplish this goal, the Fund will invest primarily in insured, intermediate and long-term Florida Municipal Securities. It is a fundamental policy of the Fund that it will invest at least 80% of the value of its total assets (except when maintaining a temporary defensive position) in insured Florida Municipal Securities. The Fund pursues its objective by investing in intermediate and long-term Florida Municipal Securities, although the average maturity of the Fund will vary depending on anticipated market conditions. The Fund may invest without limitation in AMT-Subject Bonds, as described in "Securities and Investment Practices -- Municipal Securities and AMT-Subject Bonds." Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Fund to purchase sufficient amounts of tax-exempt securities.

The "insured obligations" in the Fund's investment portfolio are insured as to the scheduled payment of all installments of principal and interest as they fall due. The purpose of such insurance is to minimize credit risks to the Fund and its shareholders associated with defaults in Florida Municipal Securities owned by the Fund. Such insurance does not insure against market risk and therefore does not guarantee the market value of the obligations in the Fund's investment portfolio upon which the NAV of the Fund's shares is based. Such market value will continue to fluctuate in response to fluctuations in interest rates or the bond market. Similarly, such insurance does not cover or guarantee the value of the shares of the Fund.

The investment policy requiring insurance on investments applies only to Florida Municipal Securities in the Fund's investment portfolio and will not affect the Fund's ability to hold its assets in cash or to invest in escrow secured and defeased bonds or in certain short-term tax-exempt obligations as set forth herein, or affect its ability to invest in uninsured taxable obligations for temporary or liquidity purposes or on a defensive basis in accordance with the investment policies and restrictions of the Fund.

The Fund will invest in investment-grade Municipal Securities, which are securities rated at the time of purchase within the four highest ratings assigned by Moody's, S&P, Duff, or Fitch, or, if unrated, are judged to be of comparable quality by the Fund's Sub-Advisor. The higher tax-free yields sought by the Fund are generally obtainable from medium-quality Municipal Securities rated A or Baa by Moody's or A or BBB by S&P. See "Securities and Investment Practices -- Fixed-Income Securities."

The Fund may invest up to 20%, in the aggregate, of its total assets in (1) Municipal Securities that are not insured Municipal Securities; (2) Municipal Securities that are not exempt from Florida intangible personal property tax; and (3) short-term Municipal Securities and taxable cash equivalents, including short-term U.S. Government Securities, certificates of deposit, time deposits and bankers' acceptances, commercial paper rated Prime-1 by Moody's or A-1+ or A-1 by S&P, repurchase agreements and securities of money market mutual funds and, for temporary defensive purposes, may invest in these securities without limitation except that investments in securities of money market mutual funds are subject to the limitations set forth under "Securities and Investment Practices -- Holdings in Other Investment Companies." The Fund may at any time invest up to 20% of its total assets in taxable cash equivalents, although it is anticipated that under normal circumstances substantially all of the Fund's assets will be invested in Municipal Securities generating tax-exempt income. The Fund may invest in floating rate, inverse floating rate and variable rate obligations, including participation interests therein.

Florida does not impose an income tax on individuals. Distributions of investment income and capital gains by the Fund will be subject to Florida corporate income taxes. Florida imposes a tax on intangible personal property owned by Florida residents. Based on a ruling the Fund has received from the Florida Department of Revenue, if the Fund's assets consist, on the last business day of the calendar year, solely of assets exempt from Florida intangible personal property tax, shares of the Fund owned by Florida residents will be exempt from Florida intangible personal property tax. Assets exempt from Florida intangible personal property tax include obligations issued by the State of Florida and its political subdivisions, municipalities, and public authorities; obligations of the United States Government or its agencies; and cash.

Since June 1995, Joseph A. Piraro, a Vice President of Van Kampen, has had primary responsibility for the day-to-day management of the Fund's portfolio. Mr. Piraro has been a Vice President of Van Kampen since January 1993 and Assistant Vice President since June 1992. Prior to joining Van Kampen, Mr. Piraro was a Senior Municipal Bond Trader for First National Bank of Chicago from November 1987 to May 1992.

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND. The Fund's investment objective is to provide California investors with as high a level of current income exempt from federal and California State income tax as is consistent with prudent investment management and preservation of capital. To accomplish its investment objective, the Fund will invest primarily in insured intermediate term California Municipal Securities (as described in "Securities and Investment Practices -- Municipal Securities and AMT-Subject Bonds").

It is a fundamental policy of the Fund that it will invest at least 80% of the value of its total assets (except when maintaining a temporary defensive position) in insured California Municipal Securities. The weighted average effective maturity of the securities in which the Fund invests will be ten years or less and the maximum effective maturity of any Municipal Securities in which the Fund invests will be fifteen years, such effective maturity to be the call date of Municipal Securities with mandatory call provisions and to be the expected average life of mortgage obligations underlying the Municipal Securities.

The insured California Municipal Securities in which the Fund will invest are insured under insurance policies that relate to the specific Municipal Security in question ("Specific Issue Insurance") and that are issued by any insurer having a claims-paying ability rated AAA by S&P or Aaa by Moody's. Five such insurers are MBIA Insurance Corporation ("MBIA"), Financial Guaranty Insurance Company ("FGIC"), AMBAC Indemnity Corporation ("AMBAC"), Financial Securities Assurance Incorporated ("FSA") and Capital Guaranty Insurance Company ("CGIC"). S&P has rated the claims-paying ability of MBIA, FGIC, AMBAC, FSA and CGIC and the Municipal Securities insured by these organizations AAA. Further information with respect to MBIA, FGIC, AMBAC, FSA and CGIC is set forth in the SAI. Some Specific Issue Insurance will have been obtained by the issuer of the Municipal Securities or by an investor subsequent to the security's original issuance and all premiums respecting such securities for the remaining lives thereof will have been paid in advance by such issuer or investor. Such policies are generally non-cancelable and will continue in force so long as the Municipal Securities are outstanding and the insurer remains in business. Since such Specific Issue Insurance remains in effect as long as the securities are outstanding, the insurance may have an effect on the resale value of the Municipal Securities. Therefore, such Specific Issue Insurance may be considered to represent an element of market value in regard to Municipal Securities thus insured, but the exact effect, if any, of this insurance on such market value cannot be estimated.

The insured California Municipal Securities in which the Fund will invest are insured as to the scheduled payment of all installments of principal and interest as they fall due. The purpose of such insurance is to minimize credit risks to the Fund and its shareholders associated with defaults in California Municipal Securities owned by the Fund. Such insurance does not insure against market risk and therefore does not guarantee the market value of the obligations in the Fund's investment portfolio upon which the NAV of the Fund's shares is based. Such market value will continue to fluctuate in response to fluctuations in interest rates or the bond market. Similarly, such insurance does not cover or guarantee the value of the shares of the Fund. The investment policy requiring insurance on investments (that is applicable to California Municipal Securities to the extent of 80% of the Fund's total assets) will not affect the Fund's ability to hold its assets in cash or to invest in escrow secured and defeased bonds or in certain short-term tax-exempt obligations as set forth herein, or affect its ability to invest in uninsured taxable obligations for temporary or liquidity purposes or on a defensive basis in accordance with the investment policies and restrictions of the Fund.

The Fund's Sub-Advisor intends to retain any insured California Municipal Securities that are in default or, in the opinion of the Fund's Sub-Advisor, in significant risk of default and to place a value on the insurance which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities that are not in default. In certain circumstances, however, the Fund's Sub-Advisor may determine that an alternative value for the insurance, such as the difference between the market value of the defaulted security and its par value, is more appropriate. The Fund's Sub-Advisor will be unable to manage the Fund to the extent it holds defaulted securities which may limit its ability in certain circumstances to purchase other Municipal Securities.

All of the Municipal Securities in which the Fund will invest are investment-grade securities, securities that are rated at the time of purchase within the four highest ratings assigned by Moody's, S&P, Duff, or Fitch, or, if unrated, are judged to be of comparable quality by the Fund's Sub-Advisor. The higher tax-free yields sought by the Fund are generally obtainable from medium-quality Municipal Securities rated A or Baa by Moody's or A or BBB by S&P. Municipal Securities rated in the lower end of the investment grade category (Baa/BBB), however, may have speculative characteristics and may be more sensitive to economic changes and changes in the financial condition of the issuer. For more information, see "Securities and Investment Practices -- Fixed-Income Obligations and Securities."

The Fund is designed to generate tax-exempt income. A shareholder of the Fund may earn a higher after-tax return from the Fund than from comparable investments that generate taxable income. Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Fund to purchase sufficient amounts of tax-exempt securities. For an illustration of the benefits of tax-free investing, see the section entitled, "Performance." The Fund may invest without limitation in AMT-Subject Bonds, as described in "Securities and Investment Practices -- Municipal Securities and AMT-Subject Bonds."

The Fund may invest up to 20%, in the aggregate, of its assets in (1) Municipal Securities that are not insured Municipal Securities; (2) Municipal Securities that are not exempt from California personal income tax; and (3) short-term Municipal Securities and taxable cash equivalents, including short-term U.S. Government Securities, certificates of deposit, time deposits and bankers' acceptances, commercial paper rated Prime-1 by Moody's or A-1+ or A-1 by S&P, repurchase agreements and securities of investment companies that are money market funds and, for temporary defensive purposes, may invest in these securities without limitation, except that investments in securities of money market mutual funds are subject to the limitations set forth under "Securities and Investment Practices -- Holdings in Other Investment Companies." The Fund may at any time invest up to 20% of its total assets in taxable cash equivalents, although it is anticipated that under normal circumstances substantially all of the Fund's assets will be invested in Municipal Securities generating tax-exempt income.

The Fund may engage in hedging transactions through the use of financial futures, bond index futures and options thereon, purchase and sell securities on a when-issued or forward commitment basis, invest in mortgage-backed securities, enter into repurchase agreements, invest in stand-by commitments and lend portfolio securities. The Fund may invest in floating rate, inverse floating rate and variable rate obligations, including participation interests therein.

Since the Fund's inception, Joseph A. Piraro, a Vice President of Van Kampen has had primary responsibility for the day-to-day management of the Fund's portfolio. Mr. Piraro has been a Vice President of Van Kampen since January 1993 and Assistant Vice President since June 1992. Prior to joining Van Kampen, Mr. Piraro was a Senior Municipal Bond Trader for First National Bank of Chicago from November 1987 to May 1992.

NATIONAL MUNICIPAL FUND. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax, consistent with preservation of capital. The Fund pursues its investment objective by investing in intermediate and long-term Municipal Securities. It is a fundamental policy of the Fund that it will invest at least 80% of its assets in Municipal Securities. Under normal conditions, debt obligations with intermediate and long-term maturities can be expected to pay higher yields and experience greater fluctuations in value than bonds with short-term maturities. Under normal market conditions, the longer the average maturity of Municipal Securities held in the Fund's portfolio, the greater its expected yield and price volatility. For an illustration of the benefits of tax-free investing, see the section entitled "Performance."

The Fund will invest substantially all of its portfolio in investment-grade Municipal Securities, which are securities that are rated at the time of purchase within the four highest ratings assigned by Moody's, S&P, Duff, or Fitch, or, if unrated, that the Fund's Sub-Advisor believes to have credit characteristics equivalent to such investment grade rated securities. The higher tax-free yields sought by the Fund are generally obtainable from medium-quality Municipal Securities rated A or Baa by Moody's or A or BBB by S&P. For more information, see "Securities and Investment Practices -- Fixed-Income Securities." The Fund may also invest in unrated tax-exempt securities that the Fund's Sub-Advisor believes to have credit characteristics equivalent to rated investment grade Municipal Securities.

The Fund also may invest in "Municipal Leases," which are generally participations in intermediate and short-term debt obligations issued by municipalities consisting of leases or installment purchase contracts for property or equipment. In addition, the Fund may invest without limitation in AMT-Subject Bonds as described in "Securities and Investment Practices -- Municipal Securities and AMT-Subject Bonds."

The Fund also may invest, for temporary defensive purposes in abnormal market conditions, more than 20% of its assets in taxable cash equivalents.

The Fund also may invest in U.S. Government Securities and mortgage-backed securities, engage in hedging transactions through the use of financial futures contracts, bond index futures and options thereon, purchase and sell securities on a when-issued and forward commitment basis, enter into repurchase agreements, invest in stand-by commitments and lend portfolio securities. The Fund may invest in floating rate, inverse floating rate and variable rate obligations, including participation interests therein.

Since the Fund's inception, David C. Johnson, a Senior Vice President of Van Kampen, has had primary responsibility for the day-to-day management of the Fund's portfolio. Mr. Johnson has been the Portfolio Manager of the Fund since its inception. Mr. Johnson has been a Senior Vice President of Van Kampen since January 1995 and a First Vice President since January 1993. Mr. Johnson has been employed by Van Kampen since April 1989.

THE EQUITY FUNDS

GROWTH AND INCOME FUND. The investment objective of the Fund is long-term capital growth and current income consistent with reasonable investment risk. The Fund pursues its investment objective by investing primarily in dividend-paying common stock. The Fund will also invest in other equity securities, consisting of nondividend-paying common stock, preferred stock and securities convertible into common stock, such as convertible preferred stock, convertible bonds rated in the highest three rating categories by Moody's or S&P, or, if unrated, judged to be of comparable quality by the Fund's Sub-Advisor, and warrants. The Fund is not subject to any limit on the size of companies in which it may invest, but intends to be primarily invested, under normal circumstances, in the large- and medium-sized companies included in the S&P 500 Index. The Fund may also invest up to 10% of its total assets in American Depositary Receipts.

The Fund is designed for investors who want an actively managed diversified portfolio of selected equity securities that seeks to outperform the total return of the S&P 500 Index. The Fund attempts to reduce risk by investing in many different economic sectors, industries and companies. The Fund's Sub-Advisor may under- or over-weight selected economic sectors against the S&P 500 Index's sector weightings to seek to enhance the Fund's total return or reduce fluctuations in market value relative to the S&P 500 Index.

During normal market conditions, the Sub-Advisor will keep the Fund essentially fully invested in the equity securities described above. The Fund's Sub-Advisor may, however, invest in money market instruments, including U.S. Government Securities; short-term bank obligations rated in the highest two rating categories by Moody's or S&P, or, if unrated, judged to be of comparable quality by the Fund's Sub-Advisor, including certificates of deposit, time deposits and banker's acceptances issued by U.S. and foreign banks and savings and loan institutions with assets of at least $10 billion as of the end of their most recent fiscal year; and commercial paper and corporate obligations, including variable rate demand notes, that are issued by U.S. and foreign issuers and that are rated in the highest two rating categories by Moody's or S&P, or, if unrated, are judged to be of comparable quality by the Fund's Sub-Advisor. Under normal circumstances, the Fund will invest in such money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions. The Fund may also, however, invest in these instruments, without limitation, as a temporary defensive measure taken during, or in anticipation of, adverse market conditions.

As the Fund's portfolio managers, Henry D. Cavanna, Managing Director of J.P. Morgan, and William M. Riegel, Vice President of J.P. Morgan, have had primary management responsibility for the Fund since September 1993. Mr. Cavanna, who joined J.P. Morgan in 1971, is a senior portfolio manager in its Equity and Balanced Accounts Group. Mr. Riegel, who joined J.P. Morgan in 1979, is a senior equity portfolio manager in its Equity and Balanced Accounts Group.

GROWTH FUND. The Fund's primary investment objective is long-term capital appreciation. The generation of income is not an objective of the Fund, and any income received on the Fund's assets will be incidental to its primary investment objective, which is a fundamental policy of the Fund. The Fund intends to invest primarily in common stock believed by the Sub-Advisor to have significant appreciation potential. However, no class of security offers at all times the greatest promise for capital appreciation. Therefore, the Fund may invest in debt securities, bonds, convertible bonds, preferred stock and convertible preferred stock, including non-investment grade debt securities, if in the opinion of the Sub-Advisor, doing so would further the long-term capital appreciation objective of the Fund.

The Fund may invest up to 35% of its assets in non-investment grade debt securities (commonly called "junk bonds"), which are securities rated Ba or BB or below, respectively, by Moody's and S&P. Non-investment grade debt securities are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. See "Securities and Investment Practices -- Lower-Rated Securities."

If the Sub-Advisor is unable to locate investment opportunities with desirable risk/reward characteristics or in an effort to protect its assets against major adverse market declines, the Fund may pursue a policy of investing part or all of its assets in cash or cash equivalents.

The Fund may invest up to 25% of its assets in foreign securities, usually foreign common stocks, and up to 5% of its assets in securities of companies in (or governments of) developing or emerging countries (sometimes referred to as "emerging markets"). A developing or emerging country is generally considered by the international financial community, and in the opinion of Sierra Advisors or the Sub-Advisor, to be a country that is in the initial stages of its industrialization cycle. The Fund may also engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.

As portfolio manager of the Growth Fund, Warren B. Lammert has had primary management responsibility for the Fund since its inception. Mr. Lammert is a Vice President of Janus, the Portfolio Manager of the Janus Mercury Fund and a Co-Portfolio Manager of the Janus Venture Fund. Mr. Lammert joined Janus in 1987 and his duties at Janus include the management of separate equity accounts.

EMERGING GROWTH FUND. The Fund's investment objective is long-term capital appreciation, while income is only an incidental consideration of the Fund. The Fund normally invests at least 50% of its equity assets in securities of companies with market capitalization of less than $1 billion at the time of purchase. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price per share of its stock. The Fund may invest up to 25% of its assets in similar securities of foreign issuers and up to 5% of its assets in securities in developing or emerging countries.

Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of small capitalization companies are traded in lower volume than those issued by larger companies and may be more volatile and less liquid than those of larger companies. In light of these characteristics of small capitalization companies and their securities, the Fund may be subject to greater investment risk than that assumed when investing in the equity securities of larger capitalization companies. The Fund has been designed to provide investors with potentially greater long-term rewards than those provided by an investment in a fund that seeks capital appreciation from equity securities of larger, more established companies. Small capitalization companies generally are not as well known to the investing public and have less of an investor following than larger companies. In selecting investments for the Fund, the Fund's Sub-Advisor seeks small capitalization companies that it believes are undervalued in the marketplace, or that the Fund's Sub-Advisor believes have earnings that may be expected to grow faster than the United States economy in general.

The Fund may invest up to 35% of its assets in non-investment grade debt securities (commonly called "junk bonds") if portfolio management believes that doing so will be consistent with the goal of capital appreciation. Non-investment grade debt securities are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. See "Securities and Investment Practices -- Lower-Rated Securities."

James P. Goff, Portfolio Manager of Janus, is the portfolio manager of the Emerging Growth Fund and has had primary management responsibility for the Fund since September 1993. Mr. Goff is a Vice President of Janus, the Portfolio Manager of the Janus Enterprise Fund and a Co-Portfolio Manager of the Janus Venture Fund. Mr. Goff joined Janus in July 1988 and his duties at Janus include the management of separate equity accounts.

INTERNATIONAL GROWTH FUND. The Fund's investment objective is long-term capital appreciation. The Fund invests primarily in equity securities of issuers located in a variety of different foreign regions and countries that the Fund's Sub-Advisor deems to have attractive investment opportunities. Income is only an incidental consideration of the Fund. The Fund will emphasize established companies, although it may invest in companies of varying sizes as measured by assets, sales and capitalization.

More than 25% of the Fund's total assets may be invested in the securities of issuers located in the same country. The relative strength or weakness of a particular country's currency or economy may dictate whether securities of issuers located in such country will be purchased or sold. Criteria for determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth among foreign countries, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and the range of investment opportunities available to international investors.

The Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in restricted or unlisted securities.

The Fund intends to stay invested in the securities described above to the extent practical. Fund assets may be invested in short-term debt instruments to meet anticipated day-to-day operating expenses, and for temporary defensive purposes. In addition, when the Fund experiences large cash inflows, the Fund may hold short-term investments pending availability of desirable equity securities.

The short-term instruments in which the Fund may invest include foreign and domestic: (i) short-term obligations of foreign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated A or higher by Moody's or S&P, or if unrated, of comparable quality in the opinion of the Fund's Sub-Advisor; (iii) commercial paper, including master notes; (iv) bank obligations, including negotiable certificates of deposit, time deposits, bankers' acceptances, and Euro-currency instruments and securities; and (v) repurchase agreements. At the time the Fund invests in any commercial paper, bank obligations or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's or S&P; the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P; or, if no such ratings are available, the investment must be of comparable quality in the opinion of the Fund's Sub-Advisor.

The Fund may invest up to 25% of its assets in the securities of companies in or governments of developing or emerging countries (sometimes referred to as "emerging markets") approved by the Board of Trustees, provided that no more than 5% of the Fund's total assets are invested in any one such country. For temporary defensive purposes, the Fund may invest a major portion of its assets in securities of United States issuers. Furthermore, the Fund may invest up to 5% of its total assets in corporate debt securities having maturities longer than one year and which are rated BBB or better by S&P, including Euro-currency instruments and securities.

As the Fund's portfolio co-managers, Douglas J. Dooley and Martyn C. Hole, each a Vice President of J.P. Morgan, have had primary responsibility for the Fund since its inception. Mr. Dooley joined J.P. Morgan's research department in 1979 and he served as head of the International Research Group in London from 1986 to 1990. Mr. Hole, CFA, joined J.P. Morgan in 1981 from Cambridge University and is portfolio manager in the International Equity Group in London.

SECURITIES AND INVESTMENT PRACTICES

The following pages contain more detailed information about types of securities in which the Funds may invest, and strategies a Fund's Sub-Advisor may employ in pursuit of that Fund's investment objective. A summary of risks and restrictions associated with these security types and investment practices is included as well. All policies and limitations are considered at the time of purchase; the sale of securities is not required in the event of a subsequent change in circumstances.

A Fund might not buy all of these securities or use all of these techniques to the full extent permitted unless its Sub-Advisor, subject to oversight by Sierra Advisors, believes that doing so will help the Fund achieve its goal. Sierra Advisors may, from time to time, direct a Sub-Advisor with respect to investment policies and strategies. As a shareholder, you will receive fund reports every six months detailing your Fund's holdings and describing recent investment practices.

Except for the limitations on borrowing, the investment guidelines set forth below may be changed at any time by vote of the Board of Trustees of the Trust without shareholder consent. A complete list of investment restrictions that identifies additional restrictions that cannot be changed without the approval of a majority of an affected Fund's outstanding shares is contained in the SAI.

AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS
All Funds except the U.S. Government Fund, the Municipal Funds and the Money Funds may invest in securities of foreign issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

ASSET-BACKED SECURITIES
The Growth and Income, Emerging Growth, Corporate Income, Short Term High Quality Bond, U.S. Government and Short Term Global Government Funds may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of motor vehicle installment purchase obligations, credit card receivables and home equity loans. These Funds will not invest more than 10% of their total assets in asset-backed securities, except the Short Term High Quality Bond Fund, which may invest up to 25% of its total assets in such securities.

BANK OBLIGATIONS
All of the Funds may invest in bank obligations, which include certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks or savings and loan institutions with assets of at least $500 million as of the end of their most recent fiscal year.

BORROWING
All Funds may borrow money for temporary or emergency purposes. However, if a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

A Fund may borrow money from banks solely for temporary or emergency purposes, but not in an amount exceeding 30% of its total assets. For each of the Funds except the U.S. Government, Short Term High Quality Bond and Corporate Income Funds, whenever borrowings by a Fund, including reverse repurchase agreements, exceed 5% of the value of a Fund's total assets, the Fund will not purchase any securities. The U.S. Government, Short Term High Quality Bond and Corporate Income Funds are prohibited from borrowing money or entering reverse repurchase agreements or dollar roll transactions in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to such borrowings). This investment guideline may be changed only with shareholder consent and by vote of the Board of Trustees of the Trust. However, the Short Term High Quality Bond Fund currently intends to borrow money or enter into reverse repurchase agreements or dollar roll transactions in the aggregate in excess of 10% of its total assets (after giving effect to such borrowings); provided, however, that it may be able to raise this limitation up to 33 1/3% of its total assets with approval of the Board of Trustees of the Trust.

COMMON STOCK, CONVERTIBLE SECURITIES AND OTHER EQUITY SECURITIES
The Corporate Income Fund, the U.S. Government Fund and the Equity Funds may invest in common stocks, which represent an equity (ownership) interest in a corporation. This ownership interest generally gives a Fund the right to vote on measures affecting the company's organization and operations.

The Funds may also buy securities such as convertible debt, preferred stock, warrants or other securities exchangeable for shares of common stock. In selecting equity investments for a Fund, each Fund's Sub-Advisor will invest the Fund's assets in industries and companies that it believes are experiencing favorable demand for their products and services and which operate in a favorable competitive and regulatory climate.

A Fund may not own more than 10% of the outstanding voting securities of a single issuer and may not invest more than 10% of the Fund's assets in securities in the aggregate where a market quotation is not readily available.

A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while obtaining a higher fixed rate of return than is available in common stocks.

CURRENCY MANAGEMENT
A Fund's flexibility to participate in higher yielding debt markets outside of the United States may allow the Fund to achieve higher yields than those generally obtained by domestic money market funds and short-term bond investments. If a Fund invests significantly in securities denominated in foreign currencies, however, movements in foreign currency exchange rates versus the U.S. Dollar are likely to impact the Fund's share price stability relative to domestic short-term income funds. Fluctuations in foreign currencies can have a positive or negative impact on returns. Normally, to the extent that the Fund is invested in foreign securities, a weakening in the U.S. Dollar relative to the foreign currencies underlying a Fund's investments should help increase the NAV of the Fund. Conversely, a strengthening in the U.S. Dollar versus the foreign currencies in which a Fund's securities are denominated will generally lower the NAV of the Fund. A Fund's Sub-Advisor attempts to minimize exchange rate risk through active portfolio management, including altering currency exposure through the use of futures, options and forward currency transactions and attempting to identify bond markets with strong or stable currencies. Funds authorized to invest in securities of foreign issuers may engage in currency management strategies.

DEBT SECURITIES ISSUED OR GUARANTEED BY SUPRANATIONAL ORGANIZATION
Funds authorized to invest in securities of foreign issuers may invest assets in debt securities issued or guaranteed by supranational organizations, such as obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World
Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank.

DOLLAR ROLL TRANSACTIONS
In order to seek a high level of current income, the U.S. Government, Short Term High Quality Bond and Corporate Income Funds may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase, typically in 30 or 60 days, substantially similar (same type, coupon and maturity) securities on a specified future date. The proceeds of the initial sale of securities in the dollar roll transactions may be used to purchase long-term securities which will be held during the roll period. During the roll period, the Fund forgoes principal and interest paid on the securities sold at the beginning of the roll period. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. As used herein the term "dollar roll" refers to dollar rolls that are not "covered rolls." At the end of the roll commitment period, the Fund may or may not take delivery of the securities the Fund has contracted to purchase. To the extent that the proceeds of the initial sale of securities are invested in long-term bonds, the proceeds are subject to the higher volatility in price of such long-term bonds in comparison to short-term bonds. See "Fixed Income Obligations and Securities" following.

The Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. Government securities or other liquid high-grade debt obligations equal in value at all times to its obligations in respect of dollar rolls, and, accordingly, the Fund will not treat such obligations as senior securities for purposes of the 1940 Act. "Covered rolls" are not subject to these segregation requirements. Each of the Funds is prohibited from borrowing money or entering into reverse repurchase agreements or dollar roll transactions in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowings). The Short Term High Quality Bond Fund intends to invest up to 10% of its total assets in dollar roll transactions, but may invest up to 33 1/3% of its total assets in such transactions.

EXCHANGE RATE-RELATED SECURITIES
Each of the Funds, except for the Money Funds, may invest in securities which are indexed to certain specific foreign currency exchange rates. The terms of such security provide that the principal amount or interest payments are adjusted upwards or downwards (but not below zero) at payment to reflect fluctuations in the exchange rate between two currencies while the obligation is outstanding, depending on the terms of the specific security. The Fund will purchase such security with the currency in which it is denominated and will receive interest and principal payments thereon in the currency, but the amount of principal or interest payable by the issuer will vary in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the principal or interest payment is due. The staff of the SEC is currently considering whether a mutual fund's purchase of this type of security would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Trust believes that such investments do not involve the creation of such a senior security, but nevertheless undertakes, pending the resolution of this issue by the staff, to establish a segregated account with respect to such investments and to maintain in such account cash not available for investment or U.S. Government Securities or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding securities of this type.

Investments in exchange rate-related securities entail certain risks. There is the possibility of significant changes in rates of exchange between the U.S. Dollar and any foreign currency to which an exchange rate-related security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant price loss.

FIXED-INCOME OBLIGATIONS AND SECURITIES
The market value of fixed-income obligations and securities held by a Fund and, consequently, the NAV per share of the Fund can be expected to vary inversely to changes in prevailing interest rates. Investors should also recognize that, in periods of declining interest rates, the yield of the Fund will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of its assets, thereby reducing current yield. In periods of rising interest rates, the opposite can be expected to occur. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition, obligations purchased by a Fund that are rated in the lowest of the top four ratings (Baa by Moody's or BBB by S&P) are considered to have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

FLOATING RATE, INVERSE FLOATING RATE AND VARIABLE RATE OBLIGATIONS
The Municipal Funds and the Corporate Income Fund may purchase floating rate, inverse floating rate and variable rate obligations, including participation interests therein. Floating rate obligations have an interest rate that changes whenever there is a change in the external interest rate, while variable rate obligations provide for a specified periodic adjustment in the interest rate. The interest rate on an inverse floating rate obligation (an "inverse floater") can be expected to move in the opposite direction from the market rate of interest to which the inverse floater is indexed. The Funds may purchase floating rate, inverse floating rate and variable rate obligations that carry a demand feature which would permit the Funds to tender them back to the issuer or remarketing agent at par value prior to maturity. Frequently, floating rate, inverse floating rate and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks.

The Corporate Income Fund may purchase mortgage-backed securities that are floating rate, inverse floating rate and variable rate obligations. Municipal Securities purchased by the Municipal Funds may include floating rate, inverse floating rate and variable rate obligations. Municipal Securities purchased by the California Money and Global Money Funds and the Municipal Funds may include variable rate demand notes issued by industrial development authorities and other governmental entities, as well as participation interests therein. Although variable rate demand notes are frequently not rated by credit rating agencies, a Fund may purchase unrated notes that are determined by the Fund's Sub-Advisor to be of comparable quality at the time of purchase to rated instruments that may be purchased by the Fund. Moreover, while there may be no active secondary market with respect to a particular variable rate demand note purchased by a Fund, the Fund may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a particular variable rate demand note in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default.

An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity.

FLORIDA MUNICIPAL SECURITIES
The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year. Florida's Constitution permits issuance of Florida Municipal Securities pledging the full faith and credit of the State, with a vote of the electors, to finance or refinance fixed capital outlay projects authorized by the Legislature provided that the outstanding principal does not exceed 50% of the total tax revenues of the State for the two preceding years. Florida's Constitution also provides that the Legislature shall appropriate monies sufficient to pay debt service on State bonds pledging the full faith and credit of the State as such debt service becomes due. All State tax revenues, other than trust funds dedicated by Florida's Constitution for other purposes, would be available for such an appropriation, if required. An amendment to the State Constitution was approved by statewide ballot in the November 8, 1994 general election which is commonly referred to as the "Limitation on State Revenues Amendment." This amendment provides that State revenues collected for any fiscal year shall be limited to State revenues allowed under the amendment for the prior fiscal year plus an adjustment for growth. Growth is defined as an amount equal to the average annual rate of growth in State personal income over the most recent twenty quarters times the State revenues allowed under the amendment for the prior fiscal year. State revenues collected for any fiscal year in excess of this limitation are required to be transferred to the budget stabilization fund until the fund reaches the maximum balance specified in Section 19(g) of Article III of the State Constitution, and thereafter is required to be refunded to taxpayers as provided by general law. The limitation on State revenues imposed by the amendment may be increased by the Legislature, by a two-thirds vote of each house.

The term "State revenues," as used in the amendment, means taxes, fees, licenses, and charges for services imposed by the Legislature on individuals, businesses, or agencies outside State government. However, the term "State revenues" does not include: (i) revenues that are necessary to meet the requirements set forth in documents authorizing the issuance of bonds by the State; (ii) revenues that are used to provide matching funds for the federal Medicaid program with the exception of the revenues used to support the Public Medical Assistance Trust Fund or its successor program and with the exception of State matching funds used to fund elective expansions made after July 1, 1994;
(iii) proceeds from the State lottery returned as prizes; (iv) receipts of the Florida Hurricane Catastrophe Fund; (v) balances carried forward from prior fiscal years; (vi) taxes, licenses, fees and charges for services imposed by local, regional, or school district governing bodies; or (vii) revenue from taxes, licenses, fees and charges for services required to be imposed by any amendment or revision to the State Constitution after July 1, 1994. The amendment took effect on January 1, 1995 and is applicable to State fiscal year 1995-96.

It should be noted that many of the provisions of the amendment are ambiguous, and likely will not be clarified until State courts have ruled on their meanings. Further, it is unclear how the Legislature will implement the language of the amendment and whether such implementing legislation itself will be the subject of further court interpretation.

The Fund cannot predict the impact of the amendment on State finances. To the extent local governments traditionally receive revenues from the State which are subject to, and limited by, the amendment, the future distribution of such State revenues may be adversely affected by the amendment.

Revenue bonds may be issued by the State or its agencies without a vote of Florida's electors only to finance or refinance the cost of State fixed capital outlay projects which shall be payable solely from funds derived directly from sources other than State tax revenues. Estimated fiscal year 1994-95 General Revenue plus Working Capital and Budget Stabilization funds available total $14,683,000,000, an increase of approximately 6.1% over comparable figures in fiscal 1993-94. Total effective appropriations for the 1994-95 fiscal year were $14,330,800,000, with unencumbered reserves at the end of 1994-95 estimated at $352,100,000. Estimated fiscal year 1995-96 General Revenue plus Working Capital and Budget Stabilization funds available total $15,168,700,000, an increase of approximately 3.3% over comparable figures for fiscal year 1994-95. Total effective appropriations for the 1995- 96 fiscal year are estimated to be $14,853,200,000, with unencumbered reserves at the end of 1995-96 estimated at $315,500,000.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS
All of the Funds except the U.S. Government Fund, the Municipal Funds and the Money Funds may engage in foreign currency exchange transactions. Funds that buy and sell securities denominated in currencies other than the U.S. Dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. Dollar, may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. Dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies.

A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. In addition, when the Sub-Advisor believes that the currency of a specific country may deteriorate against another currency, it may enter into a forward contract to sell the less attractive currency and buy the more attractive one. The amount in question could be less than or equal to the value of the Fund's securities denominated in the less attractive currency. The Fund may also enter into a forward contract to sell a currency which is linked to a currency or currencies in which some or all of the Fund's portfolio securities are or could be denominated, and to buy U.S. Dollars. These practices are referred to as "cross hedging" and "proxy hedging."

Forward currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. Dollars for a certain amount of Japanese Yen -- at a future date and specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution. Because there is a risk of loss to the Fund if the other party does not complete the transaction, the Fund's Sub-Advisor will enter into foreign currency exchange contracts only with parties approved by the Fund's Board of Trustees.

A Fund may maintain "short" positions in forward currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency -- for example, to exchange an amount of Japanese Yen that it does not own for a certain amount of U.S. Dollars -- at a future date and specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange.

While such actions are intended to protect the Fund from adverse currency movements, there is a risk that currency movements involved will not be properly anticipated. Use of this currency hedging technique may also be limited by management's need to protect the status of the Fund as a regulated investment company under the Code. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

FOREIGN INVESTMENTS
All of the Funds except the U.S. Government Fund, the U.S. Government Money Fund, the California Money Fund and the Municipal Funds may invest in securities of foreign issuers. There are certain risks involved in investing in foreign securities, including those resulting from (i) fluctuations in currency exchange rates, (ii) devaluation of currencies, (iii) future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, (iv) reduced availability of public information concerning issuers, and (v) the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Moreover, securities of many foreign companies may be less liquid and the prices more volatile than those of securities of comparable domestic companies. Although the Funds' Sub-Advisors do not intend to expose the Funds to such risks, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends. When a Fund's Sub-Advisor believes that currency in which a portfolio security or securities is denominated may suffer a decline against the U.S. Dollar, it may hedge such risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Funds hold various foreign currencies from time to time, the value of the net assets of the Funds as measured in U.S. Dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, the Funds' currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Funds' currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Funds are authorized to enter into certain foreign currency exchange transactions. Investors should be aware that exchange rate movements can be significant and can endure for long periods of time. The Sub-Advisors of the International Growth and Short Term Global Government Funds attempt to manage exchange rate risk through active currency management. Extensive research of the economic, political and social factors that influence global markets is conducted by the Sub-Advisors. Particular attention is given to country-specific analysis, reviewing the strength or weakness of a country's overall economy, the government policies influencing business conditions and the outlook for the country's currency.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange ("NYSE"). Accordingly, the Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of United States companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of United States issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

FUTURES AND OPTIONS ON FUTURES
When deemed advisable by its Sub-Advisor, certain Funds may enter into financial futures and related options that are traded on a U.S. exchange or board of trade. If entered into, these transactions will be made for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions, when the transactions are economically appropriate to the reduction of risks inherent in the management of the Funds, and for the other purposes described in the section "Strategic Transactions." A Fund may not enter into futures and options contracts for which aggregate initial margin deposits and premiums paid for unexpired options entered into for purposes other than "bona fide hedging" as defined in regulations adopted by the Commodity Futures Trading Commission exceed 5% of the fair market value of the Fund's assets, such market value to be determined after taking into account unrealized profits and unrealized losses on futures contracts into which it has entered. With respect to each long position in a futures contract or option thereon, the underlying commodity value of such contract will always be covered by cash and cash equivalents set aside plus accrued profits held at the futures commission merchant.

A financial futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. An option on a financial or index futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

The purpose of entering into a futures contract by a Fund is to protect the Fund from fluctuations in the value of its securities caused by anticipated changes in interest rate or market conditions without necessarily buying or selling the securities. The use of futures contracts and options on futures contracts as hedging devices involves several risks. There can be no assurance that there will be a correlation between price movements in the underlying securities, currencies or index, on the one hand, and price movements in the securities which are the subject of the hedge, on the other hand. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time. If a Fund has hedged against the possibility of an increase in interest rates or bond prices adversely affecting the value of securities held in its portfolio and rates or prices decreased instead, a Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates or bond prices, as the case may be. In addition, the Fund would pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its return. While utilization of options, futures contracts and similar instruments may be advantageous to the Fund, if the Fund's Sub-Advisor is not successful in employing such instruments in managing the Fund's investments, the Fund's performance will be worse than if the Fund did not make such investments. Losses incurred in hedging transactions and the costs of these transactions will adversely affect a Fund's performance.

The Money Funds will not invest in futures and options on futures. In addition, because any income earned from transactions in futures contracts and options on futures contracts will be taxable, it is anticipated that the California Municipal, Florida Insured Municipal, California Insured Intermediate Municipal and National Municipal Funds will invest in these instruments only in unusual circumstances, such as when the Fund's Sub-Advisor anticipates an extreme change in interest rates or market conditions.

GEOGRAPHICAL AND INDUSTRY CONCENTRATION
Potential investors in the California Money, California Municipal, California Insured Intermediate Municipal and Florida Insured Municipal Funds should consider the possibly greater risk arising from the geographic concentration of their investments, as well as the current and past financial condition of California and Florida municipal issuers, respectively. Certain California and Florida constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could result in certain adverse consequences affecting California and Florida municipal obligations, respectively. See the SAI for a more detailed description of these and other risks relating to the California Money Fund's, California Municipal Fund's and California Insured Intermediate Municipal Fund's investments in California municipal obligations and the Florida Insured Municipal Fund's investments in Florida municipal obligations.

The Global Money Fund will invest at least 25% of its assets in bank obligations unless the Fund is in a temporary defensive position. As a result of this concentration policy, which is a fundamental policy of the Fund, the Fund's investments may be subject to greater risk than a fund that does not concentrate in the banking industry. In particular, bank obligations may be subject to the risks associated with interest rate volatility, changes in federal and state laws and regulations governing banking and the inability of borrowers to pay principal and interest when due. In addition, foreign banks present the risks of investing in foreign securities generally and are not subject to reserve requirements and other regulations comparable to those of U.S. banks.

GOVERNMENT STRIPPED MORTGAGE-BACKED SECURITIES
The Short Term High Quality Bond, Short Term Global Government, U.S. Government and Corporate Income Funds may invest in government stripped mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the government stripped mortgage-backed securities represent all or part of the beneficial interest in pools of mortgage loans. The Funds will invest in interest-only government stripped mortgage-backed securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when the appropriate Sub-Advisor believes that interest rates will remain stable or increase. In periods of rising interest rates, the value of interest-only government stripped mortgage-backed securities may be expected to increase because of the diminished expectation that the underlying mortgages will be prepaid. In this situation the expected increase in the value of interest-only government stripped mortgage-backed securities may offset all or a portion of any decline in value of the portfolio securities of the Funds. Investing in government stripped mortgage-backed securities involves the risks normally associated with investing in mortgage-backed securities issued by government or government-related entities. See "Mortgage-Backed Securities" section. In addition, the yields on interest-only and principal-only government stripped mortgage-backed securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only government stripped mortgage-backed securities and increasing the yield to maturity on principal-only government stripped mortgage-backed securities. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on interest-only government stripped mortgage-backed securities and decreasing the yield to maturity on principal-only government stripped mortgage-backed securities. Sufficiently high prepayment rates could result in the Fund's not fully recovering its initial investment in an interest-only government stripped mortgage-backed security. Government stripped mortgage-backed securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that the Fund will be able to effect a trade of a government stripped mortgage-backed security at a time when it wishes to do so. The Funds will acquire government stripped mortgage-backed securities only if a liquid secondary market for the securities exists at the time of acquisition.

HOLDINGS IN OTHER INVESTMENT COMPANIES
When the Sub-Advisor of each Fund believes that it would be beneficial to the Fund and appropriate under the circumstances, the Sub-Advisor may invest up to 10% of the Fund's assets in securities of mutual funds that are not affiliated with Sierra Advisors or any Sub-Advisor. As a shareholder in any such mutual fund, the Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to the Fund's advisory and administration fees with respect to the assets so invested.

ILLIQUID SECURITIES
Up to 15% of the assets of each Non-Money Fund, and up to 10% of the assets of each Money Fund, may be invested in securities that are not readily marketable, including: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon; (4) certain over-the-counter options, as described in the SAI; (5) except for the Short-Term Global Government Fund, certain variable rate demand notes having a demand period of more than seven days; and (6) certain Rule 144A restricted securities.

LEASE OBLIGATION BONDS
Lease obligation bonds are mortgages on a facility that is secured by the facility and are paid by a lessee over a long term. The rental stream to service the debt as well as the mortgage are held by a collateral trustee on behalf of the public bondholders. The primary risk of such instrument is the risk of default. Under the lease indenture, the failure to pay rent is an event of default. The remedy to cure default is to rescind the lease and sell the asset. If the lease obligation is not readily marketable or market quotations are not readily available, such lease obligations will be subject to a Fund's 15% limit on illiquid securities. The Money Funds will not invest in Lease Obligation Bonds.

LENDING OF SECURITIES
All of the Funds except the U.S. Government, California Municipal and Florida Insured Municipal Funds have the ability to lend portfolio securities to brokers and other financial organizations. By lending its securities, a Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. These loans, if and when made, may not exceed 20% of a Fund's total assets. Loans of portfolio securities by a Fund will be collateralized by cash, letters of credit or U.S. Government Securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund involved. Each Fund's Sub-Advisor will monitor on an ongoing basis the creditworthiness of the institutions to which the Fund lends securities.

LOWER-RATED SECURITIES
The Growth and Emerging Growth Funds may each invest up to 35%, and the Short Term Global Government Fund may invest up to 10%, of the total assets of the Fund, respectively, in debt securities rated lower than BBB by S&P or Baa by Moody's, or of equivalent quality as determined by that Fund's Sub-Advisor. Non-investment grade debt securities are securities rated BB or lower and are commonly referred to as "junk bonds."

Securities rated below investment grade, as well as unrated securities, usually entail greater risk (including the possibility of default or bankruptcy of the issuers), and generally involve greater price volatility and risk of principal and income, and may be less liquid, than securities in higher rated categories. Both price volatility and illiquidity may make it difficult for the Fund to value certain of these securities at certain times and these securities may be difficult to sell under certain market conditions. Prices for non-investment grade debt securities may be affected by legislative and regulatory developments. For further information, see "Investment Objectives and Policies of the Funds -- Strategies Available to Short Term Global Government Fund, Growth Fund and Emerging Growth Fund" in the SAI.

Non-investment grade debt securities are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The Growth Fund has no pre-established minimum quality standards and may invest in debt securities of any quality, including non-investment grade debt securities that may offer higher yields because of the greater risks involved in such investments.

MORTGAGE-BACKED SECURITIES
All of the Funds may invest in mortgage-backed U.S. Government Securities which represent an interest in a pool of mortgage loans. Each of the Money Funds may invest in such securities pursuant to its authority to make money market investments. The primary government issuers or guarantors of mortgage-backed securities are GNMA, FNMA and FHLMC. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-related securities may tend to increase due to refinancing of mortgages as interest rates decline. Prompt payment of principal and interest on GNMA mortgage pass-through certificates is backed by the full faith and credit of the United States. FNMA guaranteed mortgage pass-through certificates and FHLMC participation certificates are solely the obligations of those entities but are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations. Collateralized Mortgage Obligations are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations.

To the extent that a Fund purchases mortgage-related or mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of the Fund may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, will generally fluctuate in response to market interest rates.

MUNICIPAL LEASES
The California Insured Intermediate Municipal and National Municipal Funds may acquire participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure might prove difficult.

The Fund will not invest more than 5% of its total investment assets in lease obligations that contain "non-appropriation" clauses where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) the lease payments will commence amortization of principal at an early date resulting in an average life of seven years or less for the lease obligation, (3) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriate, (4) the lease obligor has maintained good market acceptability in the past, (5) the investment is of a size that will be attractive to institutional investors, and (6) the underlying leased equipment has elements of probability and/or use that enhance its marketability in the event foreclosure on the underlying equipment were ever required. The Fund will not invest in lease obligations that contain "non-appropriation" clauses that do not meet these criteria. The Fund has not imposed any percentage limitations with respect to its investment in lease obligations not subject to the "non-appropriation" risk.

To reduce investment risk, the Municipal Funds may not invest more than 25% of their respective total assets in Municipal Securities the interest on which is paid from revenues of similar-type projects. Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board of Trustees of the Trust. A complete list of investment restrictions that identifies additional restrictions that cannot be changed without the approval of a majority of an affected Fund's outstanding shares is contained in the SAI.

MUNICIPAL SECURITIES AND AMT-SUBJECT BONDS.
"Municipal Securities" means debt obligations issued by states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions. "California Municipal Securities" means Municipal Securities issued by the State of California and its political subdivisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico. "Florida Municipal Securities" are Municipal Securities issued by the State of Florida and its political subdivisions. "AMT-Subject Bonds" are Municipal Securities issued to finance certain "private activities," such as bonds used to finance airports, housing projects, student loan programs and water and sewer projects. Interest on AMT-Subject Bonds is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. In the past, AMT-Subject Bonds have provided, and may continue to provide, somewhat higher yields than comparable Municipal Securities, the interest on which is not a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. See "Dividends, Capital Gains and Taxes" for a discussion of the tax consequences of investing in AMT-Subject Bonds.

NEW ISSUERS
All of the Funds except the Money Funds may invest up to 5% of its assets in the securities of issuers which have been in continuous operation for less than three years.

NON-DIVERSIFIED STATUS
Each of the California Money, Short Term Global Government, California Municipal, Florida Insured Municipal and California Insured Intermediate Municipal Funds is classified as a "non-diversified" investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Each of these Funds must, however, meet certain diversification standards to qualify as a regulated investment company under the Code. See the section "Taxes" in the SAI. Each of these Funds may assume large positions in the obligations of a small number of issuers which may subject the Fund to greater credit and other risks than a more broadly diversified portfolio.

OPTIONS ON SECURITIES
Option Purchase. All of the Funds except the Municipal Funds and the Money Funds may purchase put and call options on portfolio securities in which it may invest that are traded on a U.S. or foreign securities exchange or in the over-the-counter market. A Fund may utilize up to 10% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. A Fund may also utilize up to 10% of its assets to purchase call options on securities in which it is authorized to invest. Call options may be purchased by a Fund in order to acquire the underlying securities for the Fund at a price that avoids any additional cost that would result from a substantial increase in the market value of a security. A Fund may also purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to their expirations, put and call options may be sold in closing sale transactions (sales by the Fund, prior to the exercise of options that it has purchased, of options of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

Covered Option Writing. Certain Funds may write put and call options on securities for hedging purposes and the other purposes described in the section "Strategic Transactions." A Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period.

Upon the exercise of a put option written by a Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer a loss equal to the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the premium received for writing the option.

Certain Funds may write covered options on portfolio securities to enhance current return. Accordingly, whenever a Fund writes a call option, it will continue to own or have the present right to acquire the underlying security without the payment of additional consideration for as long as it remains obligated as the writer of the option. To support its obligation to purchase the underlying security if a put option is exercised, a Fund will either (1) deposit with the Trust's custodian in a segregated account cash, U.S. Government Securities or other short-term, high-grade debt obligations having a value at least equal to the exercise price of the underlying securities or (2) continue to own an equivalent number of puts on the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts on the same "class" (that is, puts on the same underlying security) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with the custodian in a segregated account).

The principal reason for writing covered call and put options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of the covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that the Funds may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

A Fund may engage in closing purchase transactions to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, a Fund would purchase, prior to the holder's exercise of an option that the Fund has written, an option of the same series as that on which the Fund desires to terminate its obligation. The obligation of the Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. There can be no assurance that the Fund will be able to effect closing purchase transactions at a time when it wishes to do so. The ability of the Fund to engage in closing transactions with respect to options depends on the existence of a liquid secondary market. While the Fund will generally purchase or write options only if there appears to be a liquid secondary market for the options purchased or sold, for some options no such secondary market may exist or the market may cease to exist. To facilitate closing purchase transactions, however, the Fund will ordinarily write options only if a secondary market for the options exists on a U.S. securities exchange or in the over-the-counter market.

Option writing for the Funds may be limited by position and exercise limits established by U.S. securities exchanges and the NASD and by requirements of the Code for qualification as a regulated investment company. In addition to writing covered put and call options to generate current income, the Funds may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position's being offset by a loss on the hedge position. The Funds bear the risk that the prices of the securities being hedged will not move in the same amount as the hedge. A Fund will engage in hedging transactions only when deemed advisable by its Sub-Advisor. Successful use by the Fund of options will depend on its Sub-Advisor's ability to correctly predict movements in the direction of the stock underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will adversely affect the Fund's performance.

OPTIONS ON FOREIGN CURRENCIES
The International Growth, Growth, Short Term High Quality Bond, Short Term Global Government and California Insured Intermediate Municipal Funds may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. Dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. Dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. There is no specific percentage limitation on the Fund's investments in options on foreign currencies. See the SAI for further discussion of the use, risks and costs of options on foreign currencies.

OPTIONS ON FOREIGN STOCK INDEXES
The International Growth, Growth, Growth and Income, Emerging Growth, Short Term High Quality Bond, Short Term Global Government and California Insured Intermediate Municipal Funds may, subject to applicable securities regulations, purchase and write put and call options on foreign stock indexes listed on foreign and domestic stock exchanges for the purposes of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of foreign stock indexes are the Canadian Market Portfolio Index (Montreal Stock Exchange), The Financial Times -- Stock Exchange 100 (London Stock Exchange) and the Toronto Stock Exchange Composite 300 (Toronto Stock Exchange).

Options on stock indexes are generally similar to options on stock except for different delivery requirements. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in U.S. Dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use of options on stock indexes by the Fund will be subject to its Sub-Advisor's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Options on securities indexes entail risks in addition to the risks of options on securities. Because exchange trading of options on securities indexes is relatively new, the absence of a liquid secondary market to close out an option position is more likely to occur, although the Fund generally will only purchase or write such an option if the Sub-Advisor believes the option can be closed out. Because options on securities indexes require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations. The Fund will engage in stock index options transactions only when determined by its Sub-Advisor to be consistent with its efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful.

When the Fund writes an option on a stock index, it will establish a segregated account with the Trust's custodian or with a foreign sub-custodian in which the Fund will deposit cash or cash equivalents or a combination of both in an amount equal to the market value of the option, and will maintain the account while the option is open.

OVER THE COUNTER OPTIONS
Each of the Funds except the U.S. Government, U.S. Government Money, California Money and Municipal Funds may write or purchase options in privately negotiated domestic or foreign transactions ("OTC Options"), as well as exchange-traded or "listed" options on foreign currencies. Each of the Funds except the Municipal and Money Funds may write or purchase OTC Options on securities. OTC Options can be closed out only by agreement with the other party to the transaction, and thus any OTC Options purchased by a Fund will be considered an illiquid security. In addition, certain OTC Options on foreign currencies are traded through financial institutions acting as market-makers in such options and the underlying currencies.

OTC Options entail risks in addition to the risks of exchange-traded options. Exchange-traded options are in effect guaranteed by the Options Clearing Corporation while a Fund relies on the party from whom it purchases an OTC Option to perform if the Fund exercises the option. With OTC Options, if the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, the Fund will lose the premium paid for the option as well as any anticipated benefit of the transaction. Furthermore, OTC Options are less liquid than exchange-traded options.

REPURCHASE AGREEMENTS
All of the Funds may invest in repurchase agreements, which are agreements to purchase underlying debt obligations from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the obligations at an established time and price. The collateral for such repurchase agreements will be held by the Fund's custodian or a duly appointed sub-custodian. A Fund will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Fund's Board of Trustees under criteria established with the assistance of the Advisor. The seller under a repurchase agreement would be required to maintain the value of the obligations subject to the repurchase agreement at not less than the repurchase price. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the obligations, the Fund may be delayed or limited in its ability to sell the collateral. Investments by the California Money Fund in repurchase agreements, if any, are limited by the restrictions of that Fund's investment in taxable instruments.

REVERSE REPURCHASE AGREEMENTS
Each of the Funds except the Money Funds may engage in reverse repurchase agreements. Reverse repurchase agreements are the same as repurchase agreements except that, in this instance, the Funds would assume the role of seller/borrower in the transaction. The Funds will maintain segregated accounts with the Trust's custodian consisting of U.S. Government Securities, cash or money market instruments that at all times are in an amount equal to their obligations under reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse purchase agreement are invested in securities, that the market value of the securities bought may decline below the repurchase price of the securities sold. Each Fund's Sub-Advisor, acting under the supervision of the Board of Trustees, reviews, on an ongoing basis, the creditworthiness of the partners with which it enters into reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements may be considered borrowings by the seller. For each of the Funds except the U.S. Government, Short Term High Quality Bond and Corporate Income Funds, whenever borrowings by a Fund, including reverse repurchase agreements, exceed 5% of the value of a Fund's total assets, the Fund will not purchase any securities. The U.S. Government, Short Term High Quality Bond and Corporate Income Funds are prohibited from borrowing money or entering reverse repurchase agreements or dollar roll transactions in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to such borrowings).

STAND-BY COMMITMENTS
The California Money Fund and the Municipal Funds may acquire "stand-by commitments" with respect to Municipal Securities held in their portfolios. Under a stand-by commitment, a dealer agrees to purchase, at a Fund's option, specified Municipal Securities at a specified price. A Fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities acquired with the commitment, thus increasing the cost of the securities and reducing the yield otherwise available from them. Each Fund intends to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of its Sub-Advisor, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Sub-Advisors will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

STRATEGIC TRANSACTIONS
Subject to the investment limitations and restrictions for each of the Funds as stated elsewhere in the prospectus and SAI, each of the Funds, except the Money Funds, may, but is not required to, utilize various other investment strategies as described below to hedge various market risks, to manage the effective maturity or duration of fixed-income securities, or to seek potentially higher returns. Utilizing these investment strategies, the Fund may purchase and sell, to the extent not otherwise limited or restricted for such Fund, exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to seek potentially higher returns, although no more than 5% of the Fund's assets will be used as the initial margin or purchase price of options for Strategic Transactions entered into for purposes other than "bona fide hedging" positions as defined in the regulations adopted by the Commodity Futures Trading Commission. Any or all of these investment techniques may be used at any time, as use of any Strategic Transaction is a function of numerous variables including market conditions. The use of Strategic Transactions involves special considerations and risks, for example (1) the ability of the Fund to utilize these Strategic Transactions successfully will depend on the Sub-Advisor's ability to predict, which cannot be assured, pertinent market movements; and (2) there might be imperfect correlation, or even no correlation, between price movements of Strategic Transactions and price movements of the related portfolio positions. Strategic Transactions can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements or of unfavorable currency fluctuations in the related portfolio or currency positions, but can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in positions. The Fund will comply with applicable regulatory requirements when utilizing Strategic Transactions. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes. For more information see discussion in other sections of "Securities and Investment Practices" and the SAI.

U.S. GOVERNMENT SECURITIES
All of the Funds may invest in U.S. Government Securities, which include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations directly issued or guaranteed by U.S. Government agencies or instrumentalities. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government (such as GNMA Bonds), others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) and still others are backed only by the credit of the instrumentality (such as FNMA and FHLMC Bonds).

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS
In order to secure yields or prices deemed advantageous at the time, all of the Funds except the Money Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Funds prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. The Funds will establish a segregated account with Boston Safe consisting of cash, U.S. Government Securities or other high grade debt obligations in an amount equal to the amount of its when-issued and delayed-delivery commitments.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
The California Money Fund and the Municipal Funds may purchase Municipal Securities offered on a "when-issued" basis and may purchase or sell Municipal Securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the Municipal Securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables the Funds to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell Municipal Securities that it owned on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a Municipal Security and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the relevant Fund's Sub-Advisor were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to then-current market values.

When-issued Municipal Securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the Municipal Securities, as the case may be. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. When-issued Municipal Securities may include bonds purchased on a "when, as and if issued" basis, under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of a Fund's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's NAV. No when-issued or forward commitments will be made by a Fund if, as a result, more than 20% of the value of the Fund's total assets would be committed to such transactions.

PERFORMANCE

UNDERSTANDING PERFORMANCE
Because the Equity Funds invest in stocks, their performance is related to that of the overall stock market performance which has been characterized by volatility in the short run and growth in the long run. TOTAL RETURN reflects both the reinvestment of income and the change in a Fund's share price. Because the Bond Funds invest in debt obligations, their share price volatility and TOTAL RETURN depend in part on interest rate changes. Share value will tend to decrease when interest rates rise and increase when interest rates fall. Shorter-term obligations generally offer greater stability and are less sensitive to interest rate changes, but longer-term obligations generally offer higher YIELDS.

EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment in a Fund over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time.

An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

YIELD of a Fund is the income generated by an investment in the Fund over a 30-day period. See below and the SAI for a further description of these terms.

TAX EQUIVALENT YIELD demonstrates the yield from a taxable investment that is necessary to produce an after-tax yield equivalent to that of a fund, like the Municipal Funds, that invests in tax-exempt obligations.

Other illustrations of Fund performance may separate the Fund's total returns into income results and capital gain or loss.

YIELD
THE MONEY FUNDS. From time to time, advertisements or shareholder reports concerning the Money Funds may describe YIELD and EFFECTIVE YIELD. The YIELD of a Fund refers to the income generated by an investment in the Fund over a 7-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. EFFECTIVE YIELD is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. EFFECTIVE YIELD will be slightly higher than the YIELD because of the compounding effect of this assumed reinvestment.

THE BOND FUNDS. From time to time, the Bond Funds (including the Municipal Funds) may advertise the 30-day YIELD. The 30-day YIELD of a Bond Fund refers to the income generated by an investment in such Fund over the 30-day period identified in the advertisement, and is computed by dividing the net investment income per share earned by the Fund during the period by the maximum Public Offering Price per share on the last day of the 30-day period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semiannually. The annualized income is then shown as a percentage of the maximum Public Offering Price. In addition, the Bond Funds may advertise a similar 30-day YIELD computed in the same manner except that the NAV per share is used in place of the Public Offering Price per share.

THE MUNICIPAL FUNDS. The Municipal Funds and the California Money Fund may also quote TAX EQUIVALENT YIELD. TAX EQUIVALENT YIELD shows the taxable yields an investor would have to earn before taxes to equal the Fund's tax-free yields. A tax-equivalent yield is calculated by dividing a Fund's tax-exempt yield by the result of one minus the sum of a stated federal and applicable state tax rate, based upon the highest marginal tax rate and adjusted for the federal deduction of state taxes paid. To the extent that a Fund's yield for a particular investor is not taxable by cities and counties, the tax equivalent yields experienced by the investor will be higher than the tax equivalent yields quoted by the Fund. If only a portion of a Fund's income is tax-exempt, only that portion is adjusted in the calculation.

TOTAL RETURN
From time to time, a Fund may advertise its average annual total return over various periods of time. Such TOTAL RETURN figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

ADDITIONAL PERFORMANCE QUOTATIONS. Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Similarly, a Fund may provide yield quotations in investor communications based on the Fund's net asset value (rather than its Public Offering Price) per share on the last day of the period covered by the yield computation. Because these additional quotations will not reflect the maximum sales charge payable, such performance quotations will be higher than the performance quotations that include the maximum sales charge.

TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT A PREDICTION OF FUTURE PERFORMANCE.

PERFORMANCE COMPARISONS
In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class A and Class B Shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., CDA Technologies, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. These may include, among others, the Dimensional Fund Advisor's Small Cap Index, the Lehman Brothers GNMA Index, the S&P 100 Index, the Lehman Brothers Index of Baa-rated Corporate Bonds, the T-Bill Index, the Bank Rate Monitor, Donoghue's Money Fund Averages and the "Stocks, Bonds and Inflation Index" published annually by Ibbotson Associates. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. The International Growth, Short Term Global Government and Growth Funds may compare their performance to other investments or relevant indexes consisting of Salomon Brothers Short Term Global Bond Index, J.P. Morgan Global Government Traded Index, Morgan Stanley Capital International EAFE Index, the Standard & Poor's 500 Index, the Lipper International Fund Index and The Financial Times World Stock Index. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

In addition, the Municipal Funds and the California Money Fund may attempt to illustrate in advertising or sales literature the benefits of tax-free investing. For example, Table 1 shows California investors the approximate yield that a taxable investment must earn at various sample income brackets to produce after-tax yields equivalent to those of tax-exempt investments, such as the California Municipal, California Insured Intermediate Municipal and California Money Funds, yielding from 2.00% to 7.00%. Table 2 shows taxpayers how to translate federal tax savings from investments, such as the National Municipal Fund, into an equivalent yield from a taxable investment. The yields following are for illustration purposes only and are not intended to represent current or future yields for the Funds, which may be higher or lower than the yields shown. Calculations are computed in accordance with standard SEC calculations of 30-day yield. The California marginal tax rates presented assume payment of the highest California tax rate for the particular federal marginal tax rate quoted. The income brackets presented are only samples since the Internal Revenue Service ("IRS") adjusts the brackets annually for inflation. Investors should consult their tax adviser with specific reference to their own tax situation.

Performance information is computed separately for each Fund's Class A and Class B Shares. Because Class B Shares bear the expense of the higher distribution and service fees, it is expected that performance for a Fund's Class B Shares will be lower than that for a Fund's Class A Shares.

                           TAX EQUIVALENT YIELDS

TABLE 1
                                                                    Combined
                                                                  Federal and
                                          Federal      California  California
           Sample 1995 Federal           Marginal       Marginal    Marginal           Tax-Exempt Yield
          Taxable Income Brackets       Tax Rate+       Tax Rate*   Tax Rate** 2.00%   2.50%   3.00%   3.50%   4.00%
--------------------------------------------------------------------------------------------------------------------
       Single Return      Joint Return                                                     Taxable Yield
       -------------      ------------                                          -------------------------------------
$      0-$ 23,350    $      0-$ 39,000       15%          6.00%      20.10%    2.50%   3.13%   3.75%   4.38%   5.01%
$ 23,350-$ 56,550    $ 39,000-$ 94,250       28%          9.30%      34.70%    3.06%   3.83%   4.59%   5.36%   6.13%
$ 56,550-$117,950            n.a.            31%         10.00%      37.90%    3.22%   4.03%   4.83%   5.64%   6.44%
          n.a.       $ 94,250-$143,600       31%          9.30%      37.42%    3.20%   3.99%   4.79%   5.59%   6.39%
$117,950-$256,500            n.a.            36%         11.00%      43.04%    3.51%   4.39%   5.27%   6.14%   7.02%
          n.a.       $143,600-$256,500       36%         10.00%      42.04%    3.47%   4.34%   5.21%   6.08%   6.94%
$256,500 and up      $256,500 and up       39.6%         11.00%      46.24%    3.72%   4.65%   5.58%   6.51%   7.44%



                                                                    Combined
                                                                  Federal and
                                          Federal      California  California
           Sample 1995 Federal           Marginal       Marginal    Marginal           Tax-Exempt Yield
          Taxable Income Brackets       Tax Rate+       Tax Rate*   Tax Rate** 4.50%   5.00%   5.50%   6.00%   6.50%   7.00%
-----------------------------------------------------------------------------------------------------------------------------
       Single Return      Joint Return                                                         Taxable Yield
       -------------      ------------                                         -------------------------------------
$      0-$ 23,350    $      0-$ 39,000       15%          6.00%      20.10%    5.63%   6.26%   6.88%   7.51%   8.14%    8.76%
$ 23,350-$ 56,550    $ 39,000-$ 94,250       28%          9.30%      34.70%    6.89%   7.66%   8.42%   9.19%   9.95%   10.72%
$ 56,550-$117,950            n.a.            31%         10.00%      37.90%    7.25%   8.05%   8.86%   9.66%  10.47%   11.27%
          n.a.       $ 94,250-$143,600       31%          9.30%      37.42%    7.19%   7.99%   8.79%   9.59%  10.39%   11.19%
$117,950-$256,500            n.a.            36%         11.00%      43.04%    7.90%   8.78%   9.66%  10.53%  11.41%   12.29%
          n.a.       $143,600-$256,500       36%         10.00%      42.40%    7.81%   8.68%   9.55%  10.42%  11.29%   12.15%
$256,500 and up      $256,500 and up       39.6%         11.00%      46.24%    8.37%   9.30%  10.23%  11.16%  12.09%   13.02%


TABLE 2

             Sample 1995 Federal                Federal Marginal                        Tax-Exempt Yield
           Taxable Income Brackets                Tax Rate+            4.50%    5.00%    5.50%     6.00%     6.50%     7.00%
----------------------------------------------------------------------------------------------------------------------------
      Single Return          Joint Return                                               Taxable Yield
      -------------          -------------                           -------------------------------------------------------
$      0-$ 23,350        $      0-$ 39,000             15%            5.29%    5.88%     6.47%     7.06%     7.65%     8.24%
$ 23,350-$ 56,550        $ 39,000-$ 94,250             28%            6.25%    6.94%     7.64%     8.33%     9.03%     9.72%
$ 56,550-$117,950        $ 94,250-$143,600             31%            6.52%    7.25%     7.97%     8.70%     9.42%    10.14%
$117,950-$256,500        $143,600-$256,500             36%            7.03%    7.81%     8.59%     9.38%    10.16%    10.94%
$256,500 and up          $256,500 and up             39.6%            7.45%    8.28%     9.11%     9.93%    10.76%    11.59%

----------
 *California taxable income may differ due to differences in exemptions, itemized deductions and other items.
**Rates do not include the phase-out of personal exemptions or itemized deductions. Rates include the federal deduction of state taxes paid.
 +Rates do not include the phase-out of personal exemptions or itemized deductions.


OBTAINING PERFORMANCE INFORMATION
Each Fund's strategies, performance, and holdings are detailed twice a year in fund reports, which are sent to all shareholders. The SAI describes the methods used to determine a Fund's performance. Shareholders may call 800-222-5852 for performance information. Shareholders may make inquiries regarding a Fund, including current total return figures, to any representative of Great Western Financial Securities Corporation ("GW Securities"), or by calling 800-222-5852. See "Your Account -- Setting Up Your Account" for information about such representatives.


YOUR ACCOUNT
* ABOUT SIERRA TRUST FUNDS
There are different mutual funds for different goals. The Sierra Trust Funds family offers a fund or combination of funds to meet the financial planning needs of almost any investor. Although each Fund, by itself, does not constitute a balanced investment plan for an investor, investing in a combination of the Funds may provide a more diversified portfolio of investments. Sierra Advisors has assembled seven of what it believes are the most respected institutions in the country to assist as Sub-Advisors in the active management of the Funds. Chosen for their depth of experience in a particular market sector, and supervised by Sierra Advisors, the Sub-Advisors that handle the day-to-day buy and sell investment decisions for one or more of the Funds are:

             --  Alliance Capital Management L.P.
             --  BlackRock Financial Management, Inc.
             --  Janus Capital Corporation
             --  J.P. Morgan Investment Management Inc.
             --  Scudder, Stevens & Clark, Inc.
             --  TCW Funds Management, Inc.
             --  Van Kampen American Capital
                 Management Inc.

SETTING UP YOUR ACCOUNT
In order to invest in the Sierra Trust Funds you must first establish an account, either by mailing in the attached application or by going through a representative of GW Securities. For your convenience GW Securities has walk-in centers in almost all of the branch offices of Great Western Bank in California and Florida. You can call the Sierra Trust Funds at 800-222-5852 to get in touch with the nearest representative of GW Securities.

The various ways to set up (register) your account with Sierra Trust Funds are listed on the following page. The account guidelines that follow may not apply to certain retirement accounts. If your employer offers any of the Sierra Trust Funds through a retirement program, contact your employer for more information. Otherwise, call Sierra Trust Funds directly at 800-222-5852.

The Funds are open to receive purchase or redemption requests from 6:00 a.m. to 6:00 p.m., Pacific Time/ 9:00 a.m. to 9:00 p.m., Eastern Time, Monday through Friday, and Saturday from 6:00 a.m. to 3:00 p.m., Pacific Time/9:00 a.m. to 6:00 p.m., Eastern Time, except on New York Stock Exchange ("NYSE") holidays. If you have any questions concerning the purchase or redemption of shares of the Funds or any other procedure described in this Prospectus, please telephone Sierra Administration toll free at 800-222-5852. See the following pages for complete purchase instructions.

WAYS TO SET UP YOUR ACCOUNT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INDIVIDUAL OR JOINT ACCOUNT
Individual accounts are owned by one person. Two types of joint accounts (having two or more owners) can be opened:
    (1) in a "joint tenancy" account, the surviving owner(s) automatically receive(s) the shares of any owner(s) who die(s); and
    (2) in a "tenants in common" account, the heir(s) of any deceased owner receive(s) such owner's shares, rather than the surviving owners of the joint account.
------------------------------------------------------------------------------
RETIREMENT
Retirement plans protect investment income and capital gains from current taxes. Contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.
* INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS") allow persons of legal age and under 70 1/2 years old with earned income to protect up to $2,000 per tax year from certain tax effects. If your spouse has earned income of less than $250 per year, you can protect an additional $250 per year in your spouse's name.
* ROLLOVER IRAS permit persons to retain special tax advantages for certain transfers from employer-sponsored retirement plans (often occurring when a person changes employers).
* SIMPLIFIED EMPLOYEE PENSION PLANS ("SEP-IRAS") provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
------------------------------------------------------------------------------
GIFTS OR TRANSFERS TO A MINOR CHILD ("UGMA," "UTMA")
These gifts or transfers provide a way to give money to a child and obtain tax benefits. A parent or grandparent can give up to $10,000 a year to each child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).
------------------------------------------------------------------------------
TRUST
Trusts can be used for many purposes, including charitable contributions and providing a regular income for a child until a certain age. The trust must be established before an account can be opened.
------------------------------------------------------------------------------
CORPORATION OR OTHER ORGANIZATION
Corporations, associations, partnerships, institutions, or other groups may invest for many purposes.
------------------------------------------------------------------------------

HOW TO BUY SHARES
If you are new to Sierra Trust Funds, complete and sign a new Account Application and mail it along with your check. You may also open your account in person or by wire as described on the following pages. Shares can be purchased directly through a GW Securities representative. Payment for shares is due at GW Securities no later than the settlement date, which is the third business day after the order is placed. If there is no application form accompanying this prospectus, call 800-222-5852.

CLASS B SHARES OF A MONEY FUND ARE OFFERED ONLY TO SHAREHOLDERS EXCHANGING CLASS B SHARES OF OTHER FUNDS AND THEREFORE MAY NOT BE PURCHASED DIRECTLY BY INVESTORS.

IF YOU ALREADY HAVE MONEY INVESTED IN A FUND OF THE SIERRA TRUST FUNDS, YOU
CAN:
* Mail in a check with the additional investment slip attached to your account statement;
* Mail in a completed application form with a check; or
* Invest in the Fund by exchanging from another Fund in the same Class of the Sierra Trust Funds by calling 800-222-5852.

IF YOU ARE INVESTING THROUGH A TAX-SHELTERED RETIREMENT PLAN, such as an IRA, you will need a special application form. Retirement investing also involves its own investment procedures. Call 800-222-5852 for more information and a retirement application form.

GENERAL INFORMATION ABOUT PURCHASES
MINIMUM INVESTMENTS
TO OPEN A CLASS A OR
  CLASS B SHARES ACCOUNT                                                  $250
For Sierra Automatic Investment Plan
  Accounts and Investment of Dividends
  or Distributions of a Non-Affiliated
  Fund (as defined in the following
  paragraph)                                                              $100
For Investment of Distributions Paid
  to GW Securities Clients by Certain
  Unit Investment Trusts (each,
  a "UIT")                                                                $ 25
TO ADD TO A CLASS A OR
  CLASS B SHARES ACCOUNT                                                  $100
For Sierra Automatic Investment Plan
  Accounts and Investment of Dividends
  or Distributions of a Non-Affiliated
  Fund                                                                    $ 25
For Investment of Distributions
  Paid to GW Securities Clients by
  Certain UITs                                                            $ 25
MINIMUM BALANCE FOR A CLASS A OR
  CLASS B SHARES ACCOUNT                                                  $250
For Sierra Automatic Investment Plan
  Accounts and Investment of Dividends
  or Distributions of a Non-Affiliated
  Fund                                                                    None
For Investment of Distributions
  Paid to GW Securities Clients by
  Certain UITs                                                            $ 25

The Funds have a minimum of $250 for initial investments and $100 for subsequent investments for Class A and Class B Shares, except that (i) shareholders who participate in the Sierra Automatic Investment Plan (the "Plan") may establish Fund accounts for a minimum initial investment of $100 and subsequent automatic investments of $25 a month; (ii) shareholders of non-money market mutual funds not affiliated with the Trust or Sierra Services (each, a "Non-Affiliated Fund") may establish Fund accounts by investing dividends or distributions from such Non-Affiliated Funds for a minimum initial investment of $100 and subsequent investments of $25; and (iii) GW Securities clients may establish Fund accounts by investing UIT distributions for a minimum initial investment of $25 and subsequent investments of $25. See "Waivers of the Sales Charges for Class A and Class B Shares" section. A Fund account that is reduced by a shareholder to a value less than the minimum for that type of account may be subject to redemption by the Fund, but only after the shareholder has been given at least 30 days in which to increase the account balance to at least the minimum for that type of account. Any shareholder who continues to make automatic investments through the Plan will not be subject to redemption by the Fund. See "Your Account -- How to Buy Shares -- Sierra Automatic Investment Plan."

ACCEPTANCE OF ORDERS
The Trust reserves the right to reject any purchase order for shares of any Fund and to suspend the offering of shares of any Fund for any period of time.

INVESTMENTS MADE BY CHECK
Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal Funds within one business day following receipt and is then invested in the Fund. Checks drawn on banks that are not members of the Federal Reserve System may take longer to be converted and invested. All payments must be in U.S. Dollars.

IF YOU BUY SHARES BY CHECK and then sell those shares by any method other than by exchange to another fund, the payment may be delayed for up to fifteen days or more to ensure that your check clears.

DIVIDEND REINVESTMENT PLAN
A Dividend Reinvestment Plan will be established automatically for each shareholder unless the shareholder specifies by completing the appropriate section of the Fund's Account Application or otherwise notifies Shareholder Services in writing at the address provided below. Under this plan, all income dividends and capital gain distributions will be automatically reinvested in additional shares of the same Class of the Fund that paid the dividend at the net asset value ("NAV") determined on the dividend payment date. Shareholders who wish to participate in the Systematic Withdrawal Plan ("SWP") for accounts of $10,000 or more, which provides for the shareholder's receipt of monthly, quarterly, semiannual or annual checks from redemptions of Fund shares, must elect the automatic reinvestment of dividends and distributions. The election may be made or changed by writing to Sierra Administration or by telephoning Sierra Administration at 800-222-5852. Write to Sierra Administration at 9301 Corbin Avenue, Suite 333, P.O. Box 1160, Northridge, California 91328-1160.

SIERRA AUTOMATIC INVESTMENT PLAN (THE "PLAN")
One easy way to pursue your financial goals is to invest money regularly. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call 800-222-5852 for more information.

The Plan offers a simple way to maintain a regular investment program. With the Plan, monthly investments (minimum $25) are made automatically from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account on the 15th of each month. The minimum for opening a Fund account through the Plan is $100. By enrolling in the Plan, the shareholder authorizes the Fund and its agents to withdraw funds from the designated account at a bank or other financial institution. Such an account must have check or draft writing privileges. This privilege may be selected by completing the appropriate section of the Fund's Account Application or by contacting a GW Securities representative, or Sierra Administration (800-222- 5852) for the appropriate forms.

Once enrolled in the Plan, shareholders will receive written confirmation of each transaction, and a debit will appear on the shareholder's bank statement. To change the amount, the shareholder must notify Sierra Administration at 800-222-5852 at least ten business days prior to the scheduled investment date. Shareholders who redeem their Plan accounts in full are not required to provide prior notification to terminate the service. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. Fund shares purchased through the Plan must be owned for 15 days before they may be redeemed. The Fund may terminate or modify this privilege at any time.

RETIREMENT PLANS
Shares of the Funds are available for purchase in connection with a variety of tax-deferred prototype retirement plans: (1) IRAs (including "rollovers" from existing retirement plans) for individuals and their spouses; (2) Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and (3) 403(b) Plans. Custodian fees may be charged in connection with these retirement plans. If you are investing through an IRA, you will need a special application form. Retirement investing also involves its own investment procedures. For additional information regarding investments made by qualified plans, see "Your Account -- How to Buy Shares -- Initial Sales Charge Alternative: Class A Shares" and "-- Waivers of the Sales Charges for Class A and Class B Shares." For more information regarding retirement plans or to receive an IRA application form, telephone Sierra Administration at 800-222- 5852.

INVESTMENT IN FUNDS THROUGH A SAM ACCOUNT
In addition to the considerable diversification among individual securities you receive by investing in a particular Fund, you can further reduce risk by spreading your assets among Class A or Class S of several different Funds that each have different risk and return characteristics. The SAM Account is an active investment management service offered by Sierra Services, the SAM Account investment advisor, that allocates your investments across a combination of either Class A or Class S Shares of certain of the Funds selected to meet long-term investment objectives as well as, in certain circumstances, current income objectives. CLASS S SHARES ARE DESCRIBED IN MORE DETAIL IN A SEPARATE PROSPECTUS, WHICH MAY BE OBTAINED BY CALLING 800-222-5852 TOLL-FREE.

Sierra Services has developed investment strategies for SAM Accounts to meet the diverse financial needs of different investors. You can open a SAM Account by meeting with one of the investment professionals of GW Securities who will review your situation and help you identify your long-term investment objectives. After using SAM Account criteria to determine your long-term objectives, you can choose one of several investment strategies. Based on your chosen strategy, your initial investment will be allocated among a number of the Funds and the Class A or Class S Shares of such Funds. Depending on market conditions, Sierra Services from time to time (normally quarterly) reallocates the combination of Funds or the amounts invested in the respective Class A or Class S Shares of each to implement your SAM investment strategy. In addition, your SAM Account will be periodically rebalanced to maintain your SAM strategy's current asset allocation mix, if and when Fund performance unbalances the strategy's mix. You will pay Sierra Services a fee for the SAM Account service that is in addition to and separate from the fees and expenses you will pay directly or indirectly as an investor in the Funds. See "Expenses and Financial Highlights -- Expenses" and "Your Account -- Exchange Privileges and Restrictions."

From time to time, one or more of the Funds used for investment by the SAM Accounts may experience relatively large investments or redemptions due to SAM Account allocations or rebalancings recommended by Sierra Services. These transactions will affect the Funds, since Funds that experience redemptions as a result of reallocations or rebalancings may have to sell portfolio securities and Funds that receive additional cash will have to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs. The Advisor, representing the interests of the Funds, is committed to minimizing the impact of SAM Account transactions on the Funds; Sierra Services, representing the interest of the SAM Accounts, is also committed to minimizing such impact on the Funds to the extent it is consistent with pursuing the investment objective of the SAM Accounts. The Advisor and Sierra Services will nevertheless face conflicts in fulfilling their respective responsibilities because they are affiliates and employ some of the same professionals. In addition, Sierra Services is the Fund's Distributor and is compensated on the sale of shares. See "Your Account -- How to Buy Shares -- Initial Sales Charge Alternative: Class A Shares," and "Your Account -- How to Sell Shares -- Exchange Privileges and Restrictions." The Advisor will monitor the impact of SAM Account transactions on the Funds.


HOW TO INVEST IN THE FUNDS

-------------------------------------------------------------------------------------------------------------------
                      TO OPEN AN ACCOUNT: MINIMUM $250*           TO ADD TO AN ACCOUNT: MINIMUM $100*
-------------------------------------------------------------------------------------------------------------------

BY PHONE               * Exchange from another Sierra Trust       * Exchange from another Sierra Trust Fund
800-222-5852             Fund account with same registration,       account with the same registration,
                         including name, address, and taxpayer      including name, address, and taxpayer ID
                         ID number (social security number for      number.
                         an individual).                          * To transfer funds from your Great Western
                       * Call Sierra Administration at 800-222-     Bank Checking Account or Savings Account,
                         5852.                                      or your GW Securities Brokerage Account,
                                                                    call your GW Securities representative.
                                                                  * Call Sierra Administration at 800-222-5852.
-------------------------------------------------------------------------------------------------------------------
BY MAIL                * Complete and sign the application.      * Make your check payable to "Great Western
                         Make your check or negotiable bank        Financial Securities Corporation."
                         draft payable to "Great Western           Indicate your Fund account number on your
                         Financial Securities Corporation" or      check. Include the "next investment" stub
                         include the account number of the         from your previous account statement.
                         Great Western account or GW Securities    Mail the check and stub to the address
                         brokerage account from which your         printed on your account statement.
                         investment will be drawn.               * Exchange by mail: call 800-222-5852 for
                         Mail the completed application form       instructions.
                         and check to:
                         Sierra Trust Funds
                         9301 Corbin Avenue, Suite 333
                         P.O. Box 1160
                         Northridge, California 91328-1160
------------------------------------------------------------------------------------------------------------
IN PERSON              * Visit a GW Securities Representative    * Visit a GW Securities Representative at
                         at your nearest Great Western Bank        your nearest Great Western Bank branch.
                         branch. Call 800-222-5852 for the         Call 800-222-5852 for the Great Western
                         Great Western Bank branch nearest you.    branch nearest you.
------------------------------------------------------------------------------------------------------------
BY WIRE                1. Telephone Sierra Administration and    * Instruct your bank/financial institution
                          give the (a) name of the account as      to wire Federal Funds as described at
                          you wish it to be registered; (b)        left under paragraph 2 and inform Sierra
                          address of the account; (c) taxpayer     Administration (800) 222-5852 of the
                          ID number (social security number for    incoming wire.
                          an individual); and (d) Fund name and
                          class of shares.
                       2. Instruct your bank to wire Federal
                          Funds exactly as follows:
                          Great Western Bank
                          Beverly Hills, California
                          aba #322270039
                          For credit to (Sierra Trust Funds)
                          Account #008-852200-5
                          (Fund Name and class of shares)
                          (Customer's Name)
                          (Customer's Social Security Number)
                       3. Mail the completed application form
                          to:
                          Sierra Fund Administration
                          Corporation
                          9301 Corbin Avenue, Suite 333
                          P.O. Box 1160
                          Northridge, California 91328-1160
------------------------------------------------------------------------------------------------------------
AUTOMATICALLY          1. Obtain and complete an application     * Pre-authorized monthly investments are
                          form.                                    now processed automatically.
(Minimum New Account   2. Attach a voided check or deposit slip    (Minimum Amount $25)
amount $100)              from the account you would like the
                          investments transferred from on the
                          15th of each month.
                       3. Mail the application to the address
                          listed above.
------------------------------------------------------------------------------------------------------------
*$25 minimum to open or add to an account with investment of certain UIT distributions, and $100 minimum to open an account, and $25 minimum to add to an account, with investment of dividends or distributions from
 Non-Affiliated Funds. See "General Information About Purchases -- Minimum Investments" section.


SHARE PRICE
Purchase orders received by Sierra Administration prior to the close of trading on any day that the NYSE is open (a "Business Day") are effected at that day's NAV for the Class of the Fund, plus any applicable sales charge (the "Public Offering Price"). Purchase orders received after the close of the NYSE are priced as of the time the NAV is next determined on the next Business Day. GW Securities is responsible for forwarding orders received on a Business Day to Sierra Administration by the close of trading on the NYSE the same day and failure to do so will result in an investor being unable to obtain that day's NAV. The NYSE is open Monday through Friday, although it is closed on most federal holidays and on Good Friday.

Purchases of each Class of the Fund shares are effected at the Fund's Public Offering Price next determined after a purchase order has been received in proper form. A purchase order will be deemed to be in proper form when all of the steps required, including submission of an application form, have been completed. In the case of an investment by wire, however, the order will be deemed to be in proper form after the telephone order and the Federal Funds wire have been received. The failure of a shareholder who purchases by wire to submit an application form in a timely fashion may cause delays in processing subsequent redemption requests.

TIMING OF DIVIDENDS
Shares of the Funds are entitled to dividends and distributions declared beginning the day after a purchase has been credited to an investor's account and ending on the day a redemption order is effected. A purchase of shares by check will be credited to an investor's account at the next computation of the relevant Fund's net asset value on the first Business Day after the investor's purchase order has been received by Sierra Administration in proper form in order to allow the investment to be converted into Federal Funds. If the check used for the purchase does not clear, the Fund involved will cancel the purchase and the investor may be liable for losses or fees incurred. If a telephone order is received or if payment by wire is received after the close of the NYSE, the shares will not be credited until the next day.

CLASS A AND B SHARES: ALTERNATIVE
PURCHASE ARRANGEMENTS
The alternative purchase arrangements offered by the Trust enable you to choose the method of purchasing Fund shares that is most beneficial given the amount of your purchase, the length of time you expect to hold the shares and other circumstances. You should consider whether, during the anticipated life of your investment in the Trust, the accumulated continuing distribution and service fees and CDSCs on Class B Shares would be less than the initial sales charge and accumulated distribution fee on Class A Shares purchased at the same time, and to what extent such differential would be offset by the anticipated higher return of Class A Shares.

As an illustration, if you qualify for significantly reduced sales charges, you might elect to purchase Class A Shares, which carry an initial sales load, because no similar reductions in CDSC are available for the Class B Shares. Also, Class A Shares are subject to a lower distribution fee and, accordingly, such shares are expected to pay correspondingly higher dividends on a per share basis. However, because initial sales charges are deducted at the time of purchase of Class A Shares, the amount of your funds actually invested would be reduced by the amount of the sales charge and you would initially own fewer shares. For this reason, you might determine that it would be more advantageous to purchase Class B Shares, so that all of your funds will be invested initially, although you would be subject to a CDSC for a four- or six-year period and higher ongoing distribution and service fees. In addition, if you expect to maintain your investment for an extended period of time (and even if you do not qualify for reduced initial sales charges), you might consider purchasing Class A Shares because the accumulated continuing distribution charges on Class B Shares may still exceed the initial sales charge and distribution charges applicable to Class A Shares during the same period. The Trust will adopt procedures to convert Class B Shares, without payment of any sales charges, into Class A Shares, which have lower distribution fees, after the passage of a number of years after purchase. Such conversion may occur in approximately eight years.

INITIAL SALES CHARGE ALTERNATIVE: CLASS A SHARES
Class A Shares of the Sierra Trust Funds are sold at the Public Offering Price. Investors purchasing Class A Shares of the Non-Money Funds incur a sales charge at purchase as described in the following tables. Purchases of $1 million or more and certain other purchases are not subject to the sales charge at time of purchase, but may be subject to a 1.0% CDSC on redemptions within one year of purchase or a 0.5% CDSC on redemptions during the second year after purchase (the "Class A CDSC"), including redemptions of Money Fund Class A Shares acquired through exchange for such Non-Money Fund Class A Shares. No sales charge at time of purchase and no CDSC will be assessed on purchases of Class A Shares of a Money Fund, on the reinvestment of dividends or distributions on Class A Shares or on purchases of Class A Shares under the 180-day reinvestment privilege described in a following section. Certain investors who purchased Non-Money Fund Class A Shares at net asset value based on a purchase amount of $2.5 million or more before July 1, 1995 are subject to the Prior Class A CDSC. See "APPLICATION OF CLASS A SHARES CDSCS" subsection in this section. For other waivers of the Class A Shares sales charges, see the section "WAIVERS OF THE SALES CHARGES FOR CLASS A AND CLASS B SHARES." The following tables illustrate the sales charges applicable at purchase to Class A Shares at various investment levels.


                    FOR CLASS A SHARES OF NON-MONEY FUNDS
               OTHER THAN THE SHORT TERM GLOBAL GOVERNMENT FUND
                  AND THE SHORT TERM HIGH QUALITY BOND FUND

                                                                   DEALERS'
                                      AS A % OF    AS A % OF     REALLOWANCE
                                  OFFERING PRICE   NET ASSET      AS A % OF
AMOUNT OF TRANSACTION                PER SHARE       VALUE      OFFERING PRICE
---------------------             --------------   ----------   ---------------
Less than $50,000................       4.50%         4.71%         4.00%
$50,000 but less than $100,000...       4.00%         4.17%         3.50%
$100,000 but less than $250,000..       3.50%         3.63%         3.00%
$250,000 but less than $500,000..       3.00%         3.09%         2.50%
$500,000 but less than $1,000,000       2.00%         2.04%         1.75%
$1,000,000 and over..............        0%             0%            0%


         FOR CLASS A SHARES OF SHORT TERM GLOBAL GOVERNMENT FUND AND
                    THE SHORT TERM HIGH QUALITY BOND FUND
                                                                   DEALERS'
                                      AS A % OF    AS A % OF     REALLOWANCE
                                  OFFERING PRICE   NET ASSET      AS A % OF
AMOUNT OF TRANSACTION                PER SHARE       VALUE      OFFERING PRICE
---------------------             --------------   ----------   ---------------
Less than $50,000................       3.50%         3.63%         3.00%
$50,000 but less than $100,000...       3.00%         3.09%         2.50%
$100,000 but less than $250,000..       2.50%         2.56%         2.00%
$250,000 but less than $500,000..       2.25%         2.30%         2.00%
$500,000 but less than $1,000,000       2.00%         2.04%         1.75%
$1,000,000 and over..............        0%             0%            0%

Sierra Services, the distributor of the shares of the Funds, will pay the appropriate dealers' reallowance to GW Securities or other broker-dealers authorized to place orders for Fund shares ("Authorized Dealers"). The dealers' reallowance may be changed from time to time. Upon notice, Sierra Services may reallow up to the full applicable sales charge to GW Securities or certain Authorized Dealers. GW Securities or certain Authorized Dealers may receive different compensation for selling shares of one class of a Fund rather than shares of another class of the same Fund.

As shown in the tables, investors do not pay a sales charge at time of purchase on purchases of $1 million or more; however, Sierra Services may pay the investment dealers of record on purchases of Class A Shares of $1 million or more a fee of up to 0.25% of the net asset value of such purchases.

REDUCED SALES CHARGES AT PURCHASE
As described below, the sales charge on purchases of Class A Shares of the Funds may be reduced through:

* A RIGHT OF ACCUMULATION
* QUANTITY DISCOUNTS
* A LETTER OF INTENT
* REINVESTMENT PRIVILEGES
* INVESTMENT THROUGH A SAM ACCOUNT

Reduced sales charges may be modified or terminated at any time as to new purchases and/or letters of intent and are subject to confirmation of an investor's holdings. For more information about reduced sales charges, contact your GW Securities representative or call 800-222-5852.

RIGHT OF ACCUMULATION
Under the Right of Accumulation, the current value of an investor's existing Class A Shares in a Non-Money Fund and Class B and Class S Shares in all the Funds may be combined with the amount of the investor's current purchase in determining the sales charge applicable to Class A Shares. In order to receive the cumulative quantity reduction, the investor or the securities dealer must call previous purchases of such Class A, Class B and Class S Shares to the attention of Sierra Administration at the time of the current purchase.

QUANTITY DISCOUNTS
As shown in the tables on the preceding page and under the Right of Accumulation described above, larger purchases of Non-Money Fund Class A Shares combined with Class B or Class S Shares of all the Funds reduce the sales charge paid on Class A Shares. The Funds will combine purchases of Non-Money Fund Class A Shares with Class B and Class S Shares made on the same day by the investor, spouse, and any minor children when calculating the Class A sales charge. In order to receive the cumulative quantity reduction, the investor or the securities dealer must call previous purchases of such Class A, Class B and Class S Shares to the attention of Sierra Administration at the time of the current purchase.

LETTER OF INTENT
An investor may qualify for a reduced sales charge on Class A Shares immediately by signing a non-binding "Letter of Intent" stating the investor's intention to invest during the following 13 months a specified amount in Class A Shares of the Non-Money Funds which, if made at one time, would qualify for a reduced sales charge. Any redemptions of Class A Shares of a Non-Money Fund made during the 13-month period may be subtracted from the amount of purchases of Class A Shares of the Non-Money Funds in determining whether the terms of the Letter of Intent have been met. During the term of a Letter of Intent, Sierra Administration will hold Class A Shares representing 5% of the amount purchased in escrow for payment of a higher sales load if the full amount specified in the Letter of Intent is not purchased within the 13-month period. The escrowed shares will be released when the full amount specified has been purchased. If the full amount specified is not purchased within the 13-month period, the investor will be required to pay an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge the investor would have had to pay on the investor's aggregate purchases of Class A Shares of the Non-Money Funds if the total of such purchases had been made at a single time.

REINVESTMENT PRIVILEGE
Upon redemption of Class A Shares, a shareholder has the right, to be exercised within 180 days, to reinvest any or all of the redemption proceeds in Class A Shares of a Fund without any sales charge at the next determined NAV after receipt of the purchase order. The shareholder must notify GW Securities in writing concerning the reinvestment in order to avoid the sales charge.

APPLICATION OF CLASS A SHARES CDSCS
The Class A CDSC of 1.0% or 0.5% may be imposed on certain redemptions within one or two years of purchase, respectively, with respect to Class A Shares (i) purchased at NAV without a sales charge at time of purchase due to purchases of $1 million or more, (ii) acquired, including Class A Shares of a Money Fund acquired, through an exchange for Class A Shares of a Non-Money Fund purchased at NAV without a sales charge at time of purchase due to purchases of $1 million or more, (iii) purchased through an employee benefit trust created pursuant to a plan qualified under Section 401(k) of the Code ("401(k) Plan"), or (iv) purchased through a retirement plan qualified under Section 403(b) of the Code ("403(b) Plan"). The Class A CDSC and the Prior Class A CDSC will not be imposed on Class A Shares purchased by (i) a qualified retirement plan that, at the time of purchase, had not fewer than 500 eligible employees, (ii) a qualified retirement plan that, at the time of purchase, had assets exceeding $100 million, or (iii) an institution investing $5 million or more in the aggregate in one or more of the Funds. The CDSCs for Class A Shares are calculated on the lower of the shares' cost or current net asset value, and in determining whether the CDSC is payable, the Sierra Trust Funds will first redeem shares not subject to any CDSC.

DEFERRED SALES CHARGE ALTERNATIVE: CLASS B SHARES
If you choose the deferred sales charge alternative, you will purchase Class B Shares at their net asset value per share without the imposition of a sales charge at the time of purchase. Class B Shares of the Longer Term Funds that are redeemed within six years of purchase, and Class B Shares of the Short Term Funds that are redeemed within four years of purchase, however, will be subject to a CDSC as described below. Class B Shares of the Money Funds are not available for purchase directly and may be purchased only by exchange for Class B Shares of the Non-Money Funds. Shareholders acquiring Class B Shares of a Money Fund through an exchange will do so at the net asset value per share without the imposition of a sales charge at the time of purchase. CDSC payments and distribution fees on Class B Shares may be used to fund commissions payable to GW Securities or Authorized Dealers.

No charge will be imposed with respect to shares having a value equal to any net increase in the value of shares purchased during the preceding six or four years and shares acquired by reinvestment of net investment income and capital gain distributions. The amount of the charge is determined as a percentage of the lesser of (1) the net asset value of the Class B Shares at the time of purchase or (2) the net asset value of the Class B Shares at the time of redemption; the percentage used to calculate the charge will depend on the number of years since you invested the dollar amount being redeemed, according to the following table:

YEAR OF REDEMPTION                                      CONTINGENT DEFERRED
AFTER PURCHASE                                              SALES CHARGE
----------------------------------------------------  ------------------------
                                                      LONGER TERM   SHORT TERM
                                                         FUNDS        FUNDS
                                                      ------------  ----------
First...............................................       5%           4%
Second..............................................       4%           3%
Third...............................................       3%           2%
Fourth..............................................       3%           1%
Fifth...............................................       2%           0
Sixth...............................................       1%           0
Seventh and following...............................       0            0

All purchases are considered made on the last day of the month of purchase. To determine the CDSC payable on a redemption of Class B Shares, a Fund will first redeem Class B Shares not subject to a CDSC. Thereafter, to determine the applicability and rate of any CDSC, it will be assumed that shares representing the reinvestment of dividends and capital gain distributions are redeemed first and shares held for the longest period of time are redeemed next. Using this method, your sales charge, if any, will be at the lowest possible CDSC rate.

The following example illustrates the operation of the CDSC for Class B Shares of a Longer Term Fund. Assume that you made an investment of $500 in Class B Shares in January 1990 at $4.00 per share; you invest an additional $1,000 in January 1993 at $5.00 per share; you invest an additional $2,000 in January 1996 at $10.00 per share and from January 1991 through January 1996, $1,000 of dividends and/or capital gains distributions are paid and reinvested to purchase an additional 175 Class B Shares. In April 1996, there are 700 Class B Shares in your account so that if a Class B Share is worth $10.00 the total account now has a value of $7,000. You seek to redeem $6,000. Of the $7,000 of Class B Shares in your account, only the $1,000 investment in January 1993 and the $2,000 investment in January 1996 were made within the last six years and therefore only those amounts are subject to a CDSC. The remaining $4,000 is exempt from the charge because it consists of an investment of $500 that you have owned for more than six years, $1,000 received upon reinvestment of dividends and capital gains distributions and $2,500 of value attributable to unrealized appreciation of the value of investments. Of the $3,000 in your account which is subject to a sales charge, only $2,000 is being redeemed. Of that amount, $1,000 represents the value of an investment made more than three years but less than four years ago, and will incur a charge of 3% or $30.00. The remaining $1,000 which is being redeemed and is subject to a sales charge represents the value of an investment made within the last year and will incur a charge of 5%, or $50.00, for a total charge of $80.00.

As described in "Your Account -- Exchange Privileges and Restrictions," Class B Shares of a Fund may be exchanged for Class B Shares of any other Fund without having to pay any CDSC at the time of the exchange. In such an exchange, the period of time during which you had an investment in Class B Shares of any previous Fund will be included in the period during which your investment is deemed to be invested in the Trust for purposes of calculating the CDSC. Following such an exchange, your investment will continue to be subject to the CDSC of the class of shares of the Fund in which the investment amount was initially invested.

The Trust will adopt procedures to convert Class B Shares, without payment of any sales charges, into Class A Shares, which have lower distribution fees, after the passage of a number of years after purchase. Such conversion may occur in approximately eight years.

LARGE PURCHASES OF CLASS B SHARES
When choosing between classes, investors should carefully consider the ongoing annual expenses along with the initial or contingent deferred sales charges. The relative impact of the initial sales charges, contingent deferred sales charges and ongoing annual expenses will depend on the length of time a share is held. In almost all cases, investors planning to purchase $250,000 or more of Fund shares will pay lower aggregate charges and expenses by purchasing Class A Shares.

WAIVERS OF THE SALES CHARGES FOR CLASS A AND CLASS B SHARES
No sales charge will be assessed with respect to Class A Shares on: (1) purchases by (a) employees or retired employees of Great Western Financial Corporation ("GWFC") or any of its affiliates and members of their immediate families (spouses and minor children) and IRAs, Keogh Plans or employee benefit plans for those employees and retired employees; (b) directors, trustees, officers or advisory board members, or persons retired from such positions, of any investment company for which GWFC or an affiliate serves as investment advisor; (c) registered representatives or full-time employees of Authorized Dealers or full-time employees of banks affiliated with such dealers; (2) purchases by retirement plans created pursuant to Section 457 of the Code; (3) purchases that are paid for with the proceeds from the redemption of shares of a non-money market mutual fund not affiliated with the Trust or Sierra Services (a "Non-Affiliated Fund"), where the purchase occurs within 15 Business Days of the prior redemption and is evidenced by a confirmation of the redemption transaction or a broker-to-broker transfer request (Sierra Administration must be notified at the time of purchase that the purchase being made qualifies for a purchase at NAV); (4) purchases by employees of any of the Funds' Sub-Advisors;
(5) purchases by accounts as to which an Authorized Dealer or a bank affiliated with an Authorized Dealer charges an account management fee, provided that the Authorized Dealer or bank has an agreement with the Distributor; (6) purchases by a GW Securities client through investment of distributions paid by a UIT within 30 days of the payment of such distributions where the client's interests in such UIT were acquired through GW Securities; and (7) purchases through investment of dividends or distributions paid by a Non-Affiliated Fund within 30 days of the payment of such dividends or distributions.

No sales charge at purchase is assessed for Class A Shares purchased through a 401(k) Plan or 403(b) Plan. Investors through a 401(k) Plan or 403(b) Plan may be subject to various account fees and purchase and redemption procedures designated by the employer who has established such a plan. Such investors should consult their employer or account agreements for information relating to their accounts.

The Class A CDSC and the Prior Class A CDSC are waived for redemptions of Class A Shares (i) that are part of exchanges for Class A Shares of other Funds; (ii) for distributions to pay benefits to participants from a retirement plan qualified under Section 401(a) or 401(k) of the Code, including distributions due to the death or disability of the participant (including one who owns the shares as a joint tenant); (iii) for distributions from a 403(b) Plan or an IRA due to death, disability, or attainment of age 70 1/2, including certain involuntary distributions; (iv) for tax-free returns of excess contributions to an IRA; (v) for distributions by other employee benefit plans to pay benefits; and (vi) in connection with certain automatic withdrawals. See "How to Buy and Redeem Shares" in the SAI.

The CDSC applicable to Class B Shares may be waived as follows: (1) on systematic withdrawals in amounts of 1% or less per month of the Class B Shares investment of holders of Class B Shares who participate in the Systematic Withdrawal Plan described on the following pages; (2) subject to confirmation of shareholder status, for a redemption made within one year of the death of the shareholder (including one who owns the shares as joint owner); and (3) on redemptions in connection with certain involuntary distributions, including distributions arising out of the death or disability of a shareholder, from IRAs.

The foregoing waivers may be changed at any time.

HOW TO SELL SHARES
You can arrange to take money out of your Fund account on any Business Day by selling (redeeming) some or all of your shares. Your shares will be sold at the NAV next determined after your order is received and accepted. NAV is usually calculated at 1:00 p.m., Pacific Time/4:00 p.m., Eastern Time. The Class B Shares will be subject to a CDSC described under "DEFERRED SALES CHARGE
ALTERNATIVE: CLASS B SHARES." Certain Class A Shares may be subject to a CDSC for redemptions within one or two years of purchase as described in the "Application of Class A Shares CDSCs" section.

Redemption proceeds are normally wired or mailed on the next Business Day, but in no event later than seven days after receipt of a redemption request by Sierra Administration. However, if a shareholder is redeeming shares recently purchased with a check, the redemption proceeds will not be paid to the shareholder until the check has cleared. The check may take up to 15 days or more to clear for deposit of the shareholder's funds into the Fund's account, and the shareholder may not receive the redemption proceeds until after such time period. The failure of a shareholder who purchased shares by wire to submit an application form in a timely fashion may cause delays in processing redemption requests.

If you wish to keep your Class A or Class B Shares account open, leave at least $250 worth of shares in your account, unless you are a participant in the Sierra Automatic Investment Plan.

* The table on the following page highlights the ways in which you can take money out of your Fund account by selling your shares.


WAYS TO SELL SHARES OF YOUR SIERRA TRUST FUND

-------------------------------------------------------------------------------------------------
                       ACCOUNT TYPE                          SPECIAL REQUIREMENTS
-------------------------------------------------------------------------------------------------
BY CHECKWRITING        All Money Fund Class A Shares         * Before redeeming Class A Shares
                       account types                           through checkwriting, you must
                                                               complete the signature card
                                                               attached to the account
                                                               application. Call 800-222-5852 to
                                                               request one. Class B Shares may
                                                               not be redeemed through
                                                               checkwriting.
-------------------------------------------------------------------------------------------------
BY PHONE               All account types except retirement   * For transfers to your Great
800-222-5852                                                   Western Bank account: minimum,
                                                               $100

                       All account types                     * You may exchange to the same class
                                                               of other funds of the Trust if
                                                               both accounts are registered with
                                                               the same name(s), address, and
                                                               taxpayer ID number.
-------------------------------------------------------------------------------------------------
BY MAIL                Individual, Joint Accounts, Sole      * The letter of instruction must be
                       Proprietorships, UGMA, UTMA             signed by all persons required to
                                                               sign for transactions, exactly as
                                                               their names appear on the account.
                       Retirement accounts                   * The account owner should complete
                                                               a retirement distribution form.
                                                               Call 800-222-5852 to request one.
                       Trust                                 * The trustee must sign the letter
                                                               indicating capacity as trustee. If
                                                               the trustee name is not in the
                                                               account registration, provide a
                                                               copy of the trust document
                                                               certified within the last 60 days.
                       Business or Organization              * At least one person authorized (by
                                                               corporate resolution) to act on
                                                               the account must sign the letter.
                                                             * Include a corporate resolution
                                                               with corporate seal or for amounts
                                                               of more than $50,000 include a
                                                               signature guarantee.
                       Executor, Administrator,              * Call 800-222-5852 for
                       Conservator, Guardian                   instructions.
-------------------------------------------------------------------------------------------------
BY WIRE                All account types except retirement   * You must sign up for the wire
                                                               feature before using it. To verify
                                                               that it is in place, call 800-222-
                                                               5852.

                                                             * Your wire redemption request must
                                                               be received by Sierra Trust Funds
                                                               before 8:00 a.m., Pacific Time/
                                                               11:00 a.m., Eastern Time, for
                                                               money to be wired on the next
                                                               Business Day. A $5.00 fee may be
                                                               charged for each wire transfer.
-------------------------------------------------------------------------------------------------

* BY CHECKWRITING
Free checkwriting is available for Class A Shares of the Money Funds. With this service, you may write checks to any person in any amount of $250 or more. To obtain checks, you must complete the Signature Card that accompanies the Application Form. To establish this checkwriting service after opening a Fund account, contact Sierra Administration by telephone or mail to obtain an Application Form. The checkwriting service is not available for Class B Shares.

You will receive the daily dividends declared on the Class A Shares to be redeemed until the day that a check is presented to Boston Safe Deposit and Trust Company ("Boston Safe"), the bank designated by the sub-transfer agent, for payment. A fee of $10.00 may be imposed on your account if your check is returned because it fails to meet the Fund's checkwriting criteria. A fee may be imposed for requested copies of cashed checks. Upon 30 days' prior written notice to shareholders, the checkwriting privilege may be modified or terminated. You cannot close your account in a Fund by writing a check.

* BY TELEPHONE
A shareholder may withdraw any amount from the shareholder's account by telephoning 800-222-5852. Redemption orders must include the shareholder's Fund account name (as registered with the Fund) from which the redemption is being made, the class of shares and the relevant Fund account number. If you gave sweep instructions on your application form, redemption proceeds will be deposited in the Great Western Bank account specified. Otherwise, the proceeds will be sent to the shareholder by check at the shareholder's address of record.

For a wire transfer, if a telephone redemption is received by Sierra Administration before 8:00 a.m., Pacific Time/11:00 a.m., Eastern Time, the proceeds will be sent by wire to the designated pre-authorized account on the next Business Day. The minimum amount for a wire is $1,000, and a $5 fee may be charged for each wire transfer. If a telephone redemption order is received by Sierra Administration after 8:00 a.m., Pacific Time/11:00 a.m., Eastern Time, the proceeds will be wired in Federal Funds on the Business Day after the day on which the wire would otherwise have been sent.

TO SET UP THE TELEPHONE WIRE REDEMPTION PROCEDURE, indicate your acceptance of this procedure on the application form and designate a bank and bank account number to receive the proceeds of withdrawals. To use this procedure after an account has been opened or to change instructions already given, designate a bank and bank account number to receive redemption proceeds and send a written notice to Sierra Administration with a signature guarantee (for more information regarding signature guarantees, see the page after next). For joint accounts, all owners must sign and have their signatures guaranteed.

KEY ASPECTS OF TELEPHONE REDEMPTIONS
During periods of significant economic or market changes, telephone redemptions may be difficult to implement. Neither the Trust nor its Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes are genuine. The Trust and its Transfer Agent will each employ procedures to confirm that telephone instructions are genuine. Such procedures may include recording telephone calls. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement. If an investor is unable to contact Sierra Administration or GW Securities by telephone, an investor may deliver the redemption request to Sierra Administration at the address set forth under "How to Invest in the Funds." Upon 30 days' prior written notice to shareholders, the telephone redemption privilege may be modified or terminated.

* SYSTEMATIC WITHDRAWAL PLAN
A Systematic Withdrawal Plan may be established by a new or existing shareholder if the Class A Shares or Class B Shares in the shareholder's account, when valued at the NAV at the time of the establishment of the Systematic Withdrawal Plan, equals $10,000 or more. Shareholders who elect to establish a Systematic Withdrawal Plan may receive a monthly, quarterly, semiannual or annual check in a stated amount, not less than $100, on the 10th or 20th of the month. Fund shares will be redeemed as necessary to meet withdrawal payments. Withdrawals may result in a gain or loss for tax purposes, may involve the use of principal and may eventually deplete all of the shares in the account. To protect shareholders and the Funds, if the Systematic Withdrawal Plan is not established when an account is opened, a signature guarantee (see following page) is required to establish a Systematic Withdrawal Plan. Also, a signature guarantee is required if withdrawal payments are directed to an address other than the address of record, or if a change of address request has been submitted in the last 30 days. A Systematic Withdrawal Plan may be terminated by a shareholder on 30 days' written notice or by the Trust at any time.

The CDSC on Class B Shares is waived for withdrawals under the Systematic Withdrawal Plan of a maximum of 1% per month, 3% per quarter, 6% semiannually or 12% annually, of a shareholder's investment in, and any dividends or distributions on, Class B Shares of a Fund at the time the Systematic Withdrawal Plan commences, provided that the shareholder elects to have all dividends and distributions on the shareholder's Class B Shares automatically reinvested in additional Class B Shares. Under this CDSC waiver policy, amounts withdrawn each month will be paid by redeeming first Class B Shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If no Class B Shares not subject to the CDSC are available, or not enough such shares are available, Class B Shares having a CDSC will be redeemed next beginning with such shares held for the longest period of time (having the lowest CDSC payable upon redemption) and continuing with shares held the next longest period of time until shares held the shortest period of time are redeemed. Under this policy, the least amount of CDSC will be waived by withdrawals under the Systematic Withdrawal Plan. See "How to Buy Shares -- Deferred Sales Charge Alternative: Class B Shares," "How to Buy Shares -- Application of Class A Shares CDSCs" and "How to Buy Shares -- Waivers of the Sales Charges for Class A and Class B Shares" sections for a description of the circumstances under which a CDSC on Class B Shares and on Class A Shares, respectively, may be assessed on redemptions of such shares made through the Systematic Withdrawal Plan as described above.

* THROUGH GW SECURITIES
Redemption requests may be given to a GW Securities representative. Redemption orders received by Sierra Administration prior to the close of trading on the NYSE on any Business Day are effected at the NAV determined on that day. Redemption orders received after the close of the NYSE are priced as of the time the NAV is next determined on the next Business Day. GW Securities is responsible for forwarding orders received on a Business Day to Sierra Administration by the close of trading on the NYSE the same day, and failure to do so will result in an investor being unable to obtain that day's NAV. Redemption proceeds may be swept into a Great Western account or wired to a designated bank account if the investor has selected these features on the Application Form; otherwise, redemption proceeds will be mailed to the shareholder's address of record.

* IN WRITING
Write a "letter of redemption" with:
* Your name,
* The Fund's name and Class of Shares,
* Your Fund account number,
* The dollar amount or number of shares to be redeemed, and
* Any other applicable requirements listed in the table entitled "Ways to Sell Shares of Your Sierra Trust Fund."

Deliver the letter to your GW Securities representative (who is responsible for forwarding the letter without undue delay to Sierra Administration) or mail the letter to:

    Sierra Fund Administration Corporation
    9301 Corbin Avenue
    Suite 333
    P.O. Box 1160
    Northridge, California 91328-1160

NOTE: Investors using an express delivery service should not include the Post Office Box number in the address and should contact Sierra Administration for alternative delivery instructions.

CERTAIN WRITTEN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE
To protect you and the Trust from fraud, your written request must include a signature guarantee if any of the following situations apply:

* You wish to redeem more than $50,000 worth of shares,

* The redemption check is not being mailed to the address on your Fund account (record address), or

* The check is not being made out to the Fund account owner.

You should be able to obtain a signature guarantee from a Great Western Bank, any bank which is a member of the Federal Deposit Insurance Corporation, a trust company, broker-dealer (including a GW Securities representative), credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. For joint accounts, all owners must sign and have their signatures guaranteed.

EXCHANGE PRIVILEGES AND RESTRICTIONS
CLASS A SHARES
Class A Shares of a Non-Money Fund may be exchanged for Class A Shares of any of the other Funds of the Trust, including the Money Funds, without a sales charge at purchase. If shares of the Money Funds so acquired are subsequently exchanged again for shares of a Non-Money Fund, no sales charge at purchase will be assessed.

Class A Shares of a Money Fund may be exchanged for Class A Shares of the other Money Funds without a sales charge at purchase. When Class A Shares of the Money Funds are exchanged for Class A Shares of a Non-Money Fund, the initial sales charge applicable to such Non-Money Fund will be assessed unless the Class A Shares of the Money Funds given in exchange were acquired through a previous exchange or series of exchanges for shares of a Non-Money Fund. No initial sales charge will be assessed, however, and any applicable CDSC will not be imposed when Class A Shares of a Money Fund are exchanged for Class A Shares of a Non-Money Fund where the purchase of shares of the Non-Money Fund through the exchange is of any of the types described in "Waivers of the Sales Charges for Class A and Class B Shares."

Certain Class A Shares may be subject to a CDSC for redemptions within one or two years of purchase as described in the "HOW TO BUY SHARES -- APPLICATION OF CLASS A SHARES CDSCS" section. The CDSCs applicable to Class A Shares will not be assessed on a redemption that is part of an exchange for Class A Shares of another Fund, except that if the shares acquired in the exchange or a series of exchanges were then redeemed within the CDSC period applicable to the shares redeemed initially for the exchange or series of exchanges, the CDSC would be assessed.

CLASS B SHARES
Class B Shares of a Fund may be exchanged for Class B Shares of any of the other Funds of the Trust, including the Money Funds, without having to pay any CDSC at the time of the exchange. If you exchange into Class B Shares of another Fund, the period of time during which you held your investment in Class B Shares of the previous Fund will be included in the period during which that investment is deemed to be invested in the Trust for purposes of calculating the CDSC. If the initial Class B Shares purchased by the shareholder were not subject to the Class B CDSC, then no Class B CDSC will be imposed on any subsequent exchanges or redemptions involving those shares. In the event of redemptions of Class B Shares after exchanges, the amount you initially invested (the "Investment Amount") will be subject to the CDSC schedule and rate of the Fund in which the Investment Amount was initially invested. For example, if you invest an Investment Amount in Class B Shares of a Longer Term Fund, exchange such shares for Class B Shares of a Short Term Fund and then redeem such Short Term Fund Shares, the Investment Amount will be subject to the longer CDSC schedule and higher CDSC rate of the Longer Term Fund. Upon 60 days' notice to investors, the Trust in its sole discretion may change these exchange privileges and restrictions at any time.

Class B Shares that are subject to the longer six-year CDSC schedule and the higher CDSC rate applicable to the Class B Shares of the Longer Term Funds may also be exchanged for Class S Shares of a SAM Account fund if the investor (1) has a SAM Account prior to making the exchange, or (2) opens a SAM Account prior to making the exchange and invests at least the minimum for such SAM Account, through any combination of such an exchange and initial purchase of Class S Shares. ADDITIONAL INFORMATION REGARDING CLASS S SHARES AND SAM ACCOUNTS IS AVAILABLE IN A SEPARATE PROSPECTUS WHICH YOU MAY OBTAIN WITHOUT CHARGE BY CALLING 800-222-5852 TOLL-FREE.

GENERAL INFORMATION ABOUT EXCHANGES
Shareholders exercising the exchange privilege with any of the Funds of the Sierra Trust Funds should review the prospectus of such Funds carefully prior to making an exchange. The exchange privilege is available only in those states where the offer and sale of shares of a given Fund may legally be made.

An exchange of shares may be made by telephoning Sierra Administration toll free at 800-222-5852, by contacting your GW Securities representative, or by writing to Sierra Administration at 9301 Corbin Avenue, Suite 333, P.O. Box 1160, Northridge, California 91328-1160. GW Securities is responsible for forwarding exchange requests received on a Business Day to Sierra Administration by the close of trading on the NYSE on the same day, and failure to do so will result in an investor being unable to obtain that day's NAV. During periods of significant economic or market changes, telephone exchanges may be difficult to implement. If an investor is unable to effect an exchange by telephone, an investor may deliver the exchange request in writing to Sierra Administration. The NAV of shares purchased and redeemed in an exchange request received on a Business Day will be determined on the same day, provided that the exchange request is received prior to 1:00 p.m., Pacific Time/4:00 p.m., Eastern Time.

An exchange of shares is treated for federal income tax purposes as a redemption
(sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. Upon 60 days' prior written notice to shareholders, the exchange privilege may be modified or terminated and/or the Trust may begin imposing a charge of up to $5.00 for exchanges.

INVESTOR SERVICES
Sierra Administration provides a variety of services to help you manage your account.

INFORMATION SERVICES
Sierra Administration telephone representatives are available Monday through Friday, from 6:00 a.m. to 6:00 p.m., Pacific Time/9:00 a.m. to 9:00 p.m., Eastern Time, and Saturday from 6:00 a.m. to 3:00 p.m., Pacific Time/9:00 a.m. to 6:00 p.m., Eastern Time, except on NYSE holidays.

Statements and reports that Sierra Administration sends to you include the following:
* Confirmation statements (after every transaction, except reinvestment, that affects your account balance or your account registration)
* Account statements (quarterly)
* Fund reports (every six months)

To reduce expenses, unless you instruct us otherwise, usually only one Fund report will be mailed to all accounts that share a single tax ID number, even if there is more than one account holder in the accounts with that tax ID number. Call 800-222-5852 if you need additional copies of Fund reports or historical account information.
------------------------------------------------------------------------------

* TELEPHONE SERVICE

ACCOUNT ASSISTANCE
800-222-5852

ACCOUNT BALANCES
800-222-5852

EXCHANGES AND REDEMPTIONS
800-222-5852

PRODUCT INFORMATION
800-222-5852

QUOTES*
800-447-6567
*Automated Service
------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS AND TAXES

UNDERSTANDING DISTRIBUTIONS
As a Fund shareholder, you are entitled to your share of the Fund's net income and gains on its investments. The Fund passes these earnings along to its investors as DISTRIBUTIONS.

Each Fund earns dividends from stocks and interest from bond, money market, and other investments. This interest is passed along as DIVIDEND DISTRIBUTIONS. The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as CAPITAL GAIN DISTRIBUTIONS. A Fund itself is not subject to federal income tax on the earnings it distributes to investors, provided it meets certain requirements. Each Fund intends to avoid liability for federal income tax and federal excise tax by making sufficient distributions to investors.

The amount of dividends of net investment income (i.e., all income other than long- and short-term capital gains) and distributions of net realized long- and short-term capital gains payable to shareholders will be determined separately for each Fund. Dividends from the net investment income of the Money Funds will be declared daily and paid monthly. Dividends from the net investment income of the Bond Funds will be declared daily and paid monthly. Dividends from the net investment income of the Growth and Income Fund will be declared and paid quarterly. Dividends from the net investment income of the Growth Fund will be declared and paid semi-annually. Dividends from the net investment income of the Emerging Growth and International Growth Funds will be declared and paid annually. Distributions of any net long-term capital gains earned by a Fund will be made annually. Distributions of any net short-term capital gains earned by a Fund will be distributed no less frequently than annually at the discretion of the Board of Trustees.

DISTRIBUTION OPTIONS
When you open an account, specify on your Application Form how you want to receive your distributions. The election may be made or changed by writing to Sierra Administration or by calling 800-222-5852. Each Fund offers three options:

1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the same Fund, unless you instruct the Fund on the application form or later in writing or by telephone to pay all dividends and distributions in cash. Dividends from a class of one Fund may be reinvested in the same class of the same Fund or a different Fund. If the Fund in which the reinvestment is made has a sales charge, you will not pay the sales charge on the reinvested amount.

2. CASH OPTION. You will be sent a check for each dividend and capital gain distribution.

3. SYSTEMATIC WITHDRAWAL PLAN. If you have more than $10,000 in any Sierra Trust Fund account, you can elect to receive a check on a regular monthly, quarterly, semiannual or annual basis. See "Your Account -- How to Sell Shares -- Systematic Withdrawal Plan."

FOR RETIREMENT ACCOUNTS, all distributions are automatically reinvested. When you are over 59 1/2 years old, you can receive distributions in cash.

SHARES PURCHASED THROUGH REINVESTMENT of dividend and capital gain distributions are not subject to the Fund's sales charge at purchase. Likewise, if you direct distributions to a Fund of the Sierra Trust Funds with a sales charge, you will not pay a sales charge on those purchases.

EX-DIVIDEND. When a Fund goes EX-DIVIDEND (deducts a distribution from the Fund's share price), the reinvestment price is the Fund's NAV at the close of business that day. The mailing of distribution checks will begin within seven days thereafter.

TAXES
The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action.

No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of a Fund or its shareholders. Accordingly, shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

Each Fund intends to qualify separately each year as a "regulated investment company" as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The requirements for qualification may cause a Fund to restrict the extent of its short-term trading or its transactions in options or futures contracts.

As with any investment, you should consider how you will be taxed on your investment in the Fund. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications:

TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Generally, your distributions are taxable when they are paid. However, dividends declared in October, November or December of any year and payable to shareholders of record on a date in that month are deemed to have been paid by the Fund and received by the shareholders on the last day of December if paid by the Fund at any time during the following January. Each shareholder will receive after the close of the calendar year an annual statement and such other written notices as are appropriate as to the federal income tax status of the shareholder's dividends and distributions received from the Fund for such calendar year.

For federal income tax purposes, distributions of investment company taxable income (net investment income plus the excess of net short-term capital gain over net long-term capital loss) are taxed to shareholders as ordinary income, whether received in cash or in additional shares. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses) are taxed to shareholders as long-term capital gains regardless of how long you have held your shares. Every January, the Trust will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

Dividends paid by the Municipal Funds that are derived from interest earned on qualifying tax-exempt obligations are "exempt-interest" dividends, which shareholders may exclude from their gross incomes for federal income tax purposes if at the close of each quarter of a Fund's taxable year, at least 50 percent of the Fund's total assets consist of obligations the interest on which is excludable from gross income for federal income tax purposes. To the extent that any of these Funds invests in AMT-Subject Bonds, any exempt-interest dividends derived from interest on such AMT-Subject Bonds are a specific preference item for purposes of the federal individual and corporate alternative minimum taxes. In any event, all exempt-interest dividends will be a component of the adjusted current earnings adjustment for purposes of the federal corporate alternative minimum tax, and corporate shareholders may incur an additional federal 0.12% environmental tax liability through the receipt of Fund dividends and distributions.

Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Fund to purchase sufficient amounts of tax-exempt securities to satisfy the requirements for the payment of "exempt-interest" dividends. Current federal tax law also makes interest on certain tax-exempt bonds a tax preference item for purposes of the individual and corporate alternative minimum tax.

TAXES ON TRANSACTIONS. Your account redemptions -- including exchanges to other funds of the Trust -- and transfers of shares are generally subject to tax measured with reference to the difference between the price you paid for shares and the price you receive when you sell them.

Any gain or loss recognized on a redemption, transfer, or exchange of shares of the Fund by a shareholder who is not a dealer in securities will be generally treated as long-term capital gain or loss if the shares have been held for more than twelve months, and otherwise will be generally treated as a short-term capital gain or loss. Any loss recognized by a shareholder upon the sale or redemption of shares of the Fund held for six months or less, however, will be disallowed to the extent of any "exempt-interest dividends" received by the shareholder with respect to such shares. If shares on which a net capital gains distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gains distribution.

Whenever you sell shares of the Fund, the Trust will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

Interest on indebtedness incurred by shareholders to purchase or carry shares of the Municipal Funds and the California Money Fund is not deductible for federal income tax purposes. The Municipal Funds and the California Money Fund may not be an appropriate investment for persons (including corporations and other business entities) who are substantial users (or who are related to substantial users) of facilities financed by "private activity bonds" or certain industrial development bonds. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of such bonds. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds should consult their tax advisors before purchasing shares of the Municipal Funds or the California Money Fund.

FLORIDA INSURED MUNICIPAL FUND. Florida does not impose an income tax on individuals. Accordingly, dividends or distributions by the Fund to an individual who is a Florida resident are not subject to state income tax in Florida. However, Florida imposes an intangible personal property tax on shares of the Fund owned by a Florida resident on January 1 of each year unless such shares qualify for an exemption from the tax.

The Fund has received a Technical Assistance Advisement from the State of Florida, Department of Revenue, to the effect that Fund shares owned by a Florida resident will be exempt from the intangible personal property tax so long as the Fund's portfolio includes only assets, such as notes, bonds, and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, the United States Government, and its agencies, Puerto Rico, Guam, and the U.S. Virgin Islands, which are exempt from that tax.

Statements as to the tax status of each shareholder's dividends and distributions are mailed annually to shareholders within 60 days of the close of the calendar year. These statements set forth the dollar amount of dividends and net asset value excluded or exempt from federal income taxes or Florida intangible personal property taxes and the dollar amount, if any, subject to such taxes. Moreover, these statements designate the amount of exempt-interest dividends that is a specific preference item for purposes of the federal individual and corporate alternative minimum taxes. Shareholders should consult their own tax advisors with specific reference to their own tax situations.

CALIFORNIA MONEY FUND, CALIFORNIA MUNICIPAL FUND AND CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND. Dividends paid by the California Money Fund, California Municipal Fund and California Insured Intermediate Municipal Fund (the "California Funds") that are derived from interest earned on qualifying tax-exempt obligations are "exempt-interest" dividends, which shareholders may exclude from their gross incomes for federal income tax purposes if at the close of each quarter of a California Fund's taxable year, at least 50 percent of the California Fund's total assets consist of obligations the interest on which is excludable from gross income for federal income tax purposes.

Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the California Funds to purchase sufficient amounts of tax-exempt securities to satisfy the requirements for the payment of "exempt-interest" dividends. Current federal tax law also makes interest on certain tax-exempt bonds a tax preference item for purposes of the individual and corporate alternative minimum tax. In any event, all exempt-interest dividends will be a component of the adjusted current earnings adjustment for purposes of the federal corporate alternative minimum tax, and corporate shareholders may incur an additional federal 0.12% environmental tax liability through the receipt of Fund dividends and distributions.

Each of the California Funds is treated as a separate taxable entity for California tax purposes, and is therefore subject to California franchise or corporate income tax on its net income. However, each of the California Funds intends to qualify as a regulated investment company under the Code, and if it does so qualify, will be entitled, for California tax purposes, to a deduction for dividends paid to shareholders. As a regulated investment company, a California Fund will pay California franchise or corporate income tax only on any undistributed income, net of allocable expenses.

If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a California Fund consists of obligations the interest on which would be exempt from California personal income tax if the obligations were held by an individual ("California Tax Exempt Obligations"), and if the California Fund continues to qualify as a regulated investment company for federal income tax purposes, then the California Fund will be qualified to pay dividends to its shareholders that are exempt from California State personal income tax, but not from California State franchise tax or California State corporate income tax ("California exempt-interest dividends"). However, the total amount of California exempt-interest dividends paid by the California Money Fund to all of its non-corporate shareholders with respect to any taxable year cannot exceed the amount of interest received by the Fund during such year on California Tax Exempt Obligations less any expenses and expenditures (including any dividends paid to corporate shareholders) deemed to have been paid from such interest. If the aggregate dividends exceed the amount that may be treated as California exempt-interest dividends, only that percentage of each dividend distribution equal to the ratio of aggregate California exempt-interest dividends to aggregate dividends will be treated as a California exempt-interest dividend. Dividend distributions that do not qualify for treatment as California exempt-interest dividends (including those dividend distributions to shareholders taxable as long-term capital gains for federal income tax purposes) will be taxable to shareholders at ordinary income tax rates for California personal income tax purposes to the extent of the California Fund's earnings and profits.

THE INFORMATION CONTAINED IN THIS PROSPECTUS IS NOT A COMPLETE DESCRIPTION OF THE FEDERAL, STATE OR LOCAL TAX CONSEQUENCES OF INVESTING IN THE FUNDS. YOU SHOULD CONSULT YOUR TAX ADVISOR BEFORE INVESTING IN THE FUNDS.

"BUYING A DIVIDEND." When a Fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares before the ex-dividend date, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

SHAREHOLDER AND ACCOUNT POLICIES

TRANSACTION DETAILS
The Funds are open for business each day the NYSE is open. The Trust usually calculates the NAV of the Class A Shares, Class B Shares and Class S Shares and offering price at the close of business of the NYSE, normally 1:00 p.m., Pacific Time/4:00 p.m., Eastern Time.

THE NAV of each class of the Fund is the value of a single share of the respective class. The NAV is calculated separately for each class of the Funds and is calculated by adding up the value of the Fund's investments, cash, and other assets, subtracting its liabilities (including the liabilities attributable to that class), and then dividing the result by the number of shares of that class outstanding.

Although the legal rights of Class A, Class B and Class S Shares will be identical, the different expenses borne by each class will result in different net asset values and dividends. The net asset value of Class B and Class S Shares will generally be lower than the net asset value of Class A Shares as a result of the larger distribution fee charged to Class B and Class S Shares. It is expected, however, that the net asset value per share of the three classes will tend to converge immediately after the recording of dividends which will differ by approximately the amount of the distribution expense accrual differential between the classes.

Portfolio securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. Dollars using current exchange rates.

IF YOU ARE UNABLE TO REACH THE TRUST BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by contacting your GW Securities representative.

EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF CLASS A, CLASS B OR CLASS S SHARES for a period of time. Each Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See the section "Exchange Privileges and Restrictions." Purchase orders may be refused if, in the opinion of Sierra Administration, they are of a size that would disrupt management of a Fund.

TO AVOID THE COLLECTION PERIOD ASSOCIATED WITH CHECK PURCHASES AND PURCHASES BY TRANSFER FROM ANOTHER ACCOUNT, consider buying Fund shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or Direct Deposit instead.

SIERRA ADMINISTRATION MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.

THE FUNDS IN DETAIL

ORGANIZATION

EACH FUND IS AN INVESTMENT PORTFOLIO OF A MUTUAL FUND: a portfolio that pools shareholders' money and invests it toward a specified goal. In technical terms, the Trust is an open-end management investment company. The Trust was organized on February 22, 1989 under the laws of the Commonwealth of Massachusetts as a "Massachusetts business trust." The Trust offers shares of beneficial interest, each without par value, for sale to the public. The Trust has the power to issue separate series of shares and has authorized sixteen separate series, each of which relates to a separate investment fund of the Trust. Except for the Target Maturity 2002 Fund, which offers only Class A Shares, each of the series of shares has been divided into three classes designated Class A, Class B and Class S, which provide investors with alternatives as to sales load and fund expenses. The Class A, Class B and Class S Shares of a Fund represent interests in the assets of that Fund and have identical voting, dividend, liquidation and other rights except that expenses related to the distribution of each class of shares are borne solely by that class and each class of shares has exclusive voting rights with respect to matters pertaining to the distribution plan applicable to that class.

THE TRUST IS GOVERNED BY A BOARD OF TRUSTEES, which is responsible for protecting the interests of shareholders. The trustees are experienced business persons who meet throughout the year to oversee the Trust's activities, review contractual arrangements with companies that provide services to the Funds, and review performance. The majority of trustees are not otherwise affiliated with Sierra Services, Sierra Advisors or Sierra Administration.

THE FUNDS MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. As a Massachusetts business trust, the Funds are not required to hold annual shareholder meetings. On occasion, however, special meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Trustees may be removed by shareholders at a special meeting called upon the request of shareholders among at least 10% of the outstanding shares of the Trust. Shareholders not attending these meetings are encouraged to vote by proxy. Sierra Administration will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. You are entitled to one vote for each share you own. When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share owned and proportionate, fractional votes for fractional shares held.

SIERRA ADVISORS, ITS AFFILIATES AND SERVICE PROVIDERS

ADVISOR
Sierra Advisors, located at 9301 Corbin Avenue, Northridge, California 91324, is the investment advisor of the Funds. Responsibilities of Sierra Advisors include formulating the Funds' investment policies (subject to the terms of this Prospectus), analyzing economic trends and directing and evaluating the investment services provided by the Sub-Advisors and monitoring each Fund's investment performance. In connection with these activities, Sierra Advisors may initiate action to change a Sub-Advisor if it deems such action to be in the best interests of a Fund and its shareholders.

Sierra Advisors became a registered investment advisor in 1988. Sierra Advisors is an indirectly wholly-owned subsidiary of GWFC. GWFC is a publicly owned financial services company listed on the New York, London and Pacific stock exchanges.

SUB-ADVISORS
The following organizations, under the supervision of Sierra Advisors, act as Sub-Advisors to the Funds:

ALLIANCE is located at 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital is a Delaware limited partnership registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Alliance Capital Management Corporation, an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States (ELAS), is the general partner of Alliance.

BLACKROCK is located at 345 Park Avenue, 30th floor, New York, New York 10154. BlackRock is a corporation organized under the laws of the State of Delaware in February, 1995. BlackRock is an indirectly, wholly-owned subsidiary of PNC Bank Corp., a bank holding company organized under the laws of the Commonwealth of Pennsylvania in 1983 and located at 5th Avenue and Wood Street, Pittsburgh, Pennsylvania 15222.

JANUS is located at 100 Fillmore Street, Suite 300, Denver, Colorado 80206. Janus is an indirectly majority owned subsidiary of Kansas City Southern Industries, Inc. ("KCSI"). KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services.

J.P. MORGAN is located at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan and Morgan Guaranty Trust Company of New York are wholly owned subsidiaries of J.P. Morgan & Co. Incorporated, a publicly traded company.

SCUDDER is located at Two International Place, Boston, Massachusetts 02110. Scudder is a privately held corporation owned and operated by active firm employees and concentrating primarily on investment management.

TCW MANAGEMENT is located at 865 South Figueroa, Suite 1800, Los Angeles, California 90017. TCW Management is a wholly-owned subsidiary of The TCW Group, Inc., a privately held company.

VAN KAMPEN is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Van Kampen is a wholly-owned subsidiary of Van Kampen American Capital, Inc., which is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Assoc. L.P."). The general partners of C&D Assoc. L.P. are Joseph L. Rice, III, B. Charles Ames, Alberto Cribiore, Donald J. Gogel and Hubbard C. Howe.

ADMINISTRATOR
Sierra Administration provides shareholder service and other administrative services. Sierra Administration is under common control with the Advisor and Sierra Services. Sierra Administration is located at 9301 Corbin Avenue, Northridge, California 91324. Pursuant to an Administration Agreement, as supplemented, Sierra Administration is responsible for all administrative functions with respect to the Trust, although it delegates certain of its responsibilities to the sub-administrators. Sierra Administration itself or through sub-administrators performs many shareholder transaction and accounting functions. In addition to such services, Sierra Administration is responsible for performing activities as Transfer/Shareholder Servicing Agent, such as keeping records of shareholders and handling shareholder communications. Sierra Administration is entitled to a monthly fee at an annual rate of 0.35% of each Non-Money Fund's average daily net assets and at an annual rate of 0.30% of each Money Fund's average daily net assets. Sierra Administration pays The Shareholder Services Group, Inc. ("TSSG"), a subsidiary of First Data Corp., for its services as sub-administrator and sub-transfer agent. Sierra Administration pays Boston Safe Deposit and Trust Co. ("Boston Safe"), for its services as custodian. The Trust pays certain sub-transfer agent's and sub-administrator's out-of-pocket expenses and pays Boston Safe certain custodial transaction charges.

DISTRIBUTOR
Sierra Services is the distributor of the Class A, Class B and Class S shares of the Funds. Sierra Services is located at 9301 Corbin Avenue, Northridge, California 91324. Sierra Services, an indirectly wholly-owned subsidiary of GWFC, was established in 1992 and is a registered broker-dealer with the NASD and a registered investment advisor. GW Securities, a wholly-owned subsidiary of GWFC, was established in 1982 and is a registered broker-dealer with the NASD. GW Securities offers a broad range of investment products and services.

Each of the Funds has three distribution plans, pursuant to Rule 12b-1 under the 1940 Act, applicable to each class of Shares of the Trust (each, a "Rule 12b-1 Plan"). Each Fund intends to operate the Rule 12b-1 Plans in accordance with its terms and the NASD Rules concerning sales charges. Under the applicable Rule 12b-1 Plans, Sierra Services is paid an annual fee as compensation in connection with the offering and sale of Class A and Class B Shares of the Fund. The annual fees to be paid to Sierra Services under Rule 12b-1 Plans are calculated with respect to Class A Shares at an annual rate of up to .25% of the average daily net assets of the Class A Shares of the Fund and with respect to Class B Shares at an annual rate of up to .75% of the average daily net assets of the Class B Shares of the Fund. These fees may be used to cover the expenses of Sierra Services primarily intended to result in the sale of Class A and Class B Shares of the Fund, including payments to Sierra Services' representatives or others for selling shares. Sierra Services may retain any amount of its fee that is not so expended. Class B Shares are also subject to a service fee at an annual rate of .25% of the average daily net assets of the Class B Shares of the Fund.

In addition to providing for the expenses discussed above, each Rule 12b-1 Plan also recognizes that Sierra Advisors may use its investment advisory fees or other resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Fund's shares. Sierra Services may, from time to time, pay to other dealers, in connection with retail sales or the distribution of shares of a Fund, material compensation in the form of merchandise or trips. Salespersons and any other person entitled to receive any compensation for selling or servicing Fund shares may receive different compensation with respect to one particular class of shares over another in the Fund.

CUSTODIAN AND TRANSFER AGENT
Boston Safe, located at One Boston Place, Boston, Massachusetts 02108, is custodian of the Funds' assets. Boston Safe is a wholly-owned subsidiary of Boston Advisors. Sierra Administration acts as the Transfer Agent for the Trust.

PORTFOLIO TRANSACTIONS AND TURNOVER
All orders for the purchase or sale of securities on behalf of each Fund are placed by the Fund's Sub-Advisor with broker-dealers that it selects. Each Fund may, at the discretion of its Sub-Advisor, utilize GW Securities or brokers affiliated with the Advisor or Sub-Advisor in connection with a purchase or sale of securities in accordance with rules adopted or exemptive orders issued by the SEC when the Fund's Sub-Advisor believes that such broker's charge for the transaction does not exceed usual and customary levels.

Under certain market conditions, a Fund may experience high portfolio turnover as a result of its investment strategies. For example, the purchase or sale of securities by a Fund in anticipation of a rise or decline in interest rates or to take advantage of yield disparities among different issues of Municipal Securities could result in high portfolio turnover. Under certain market conditions, the Growth Fund may experience an annual portfolio turnover rate over 100% as a result of its investment strategies. Also, the Short Term Global Government and Short Term High Quality Bond Funds' annual portfolio turnover rate is expected to be as high as 200%. As a general rule, gains realized from portfolio transactions will be long- or short-term capital gains, and net realized long- and short-term capital gains will be taxable to shareholders at ordinary income rates. See "Dividends, Capital Gains and Taxes." In addition, higher portfolio turnover rates for a Fund can result in corresponding increases in brokerage commissions. The Funds will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies.

BREAKDOWN OF FUND EXPENSES
Like any mutual fund, each Fund pays expenses related to its daily operations. Expenses paid out of a Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts. Each Fund pays a MANAGEMENT FEE to Sierra Advisors for managing its investments and business affairs. Sierra Advisors pays fees to sub-contractors who provide assistance with these services. Each Fund also pays OTHER EXPENSES, which are explained on the following pages. Sierra Advisors will pay a monthly fee to the Sub-Advisor of each Fund for services rendered. Sierra Advisors and/or Sierra Administration may, from time to time, agree to reimburse the Funds for management fees and other expenses above a specified limit. Sierra Advisors and Sierra Administration retain the ability to be repaid by a Fund if expenses fall below the specified limit prior to the end of the fiscal year.

MANAGEMENT FEE The management fee is calculated and paid to Sierra Advisors every month. The management fee for each Fund is based upon a percentage of the average net assets of such Fund. Absent fee waivers, the total management fee for each Fund as provided in the investment advisory agreement of the Fund is as follows:

---------------------------------------------------------------------------------------------------
                                                    SHORT TERM
                               EACH    SHORT TERM     GLOBAL        U.S.     CORPORATE   CALIFORNIA
                               MONEY  HIGH QUALITY  GOVERNMENT   GOVERNMENT    INCOME     MUNICIPAL
AMOUNT OF ASSETS ($ MIL.)      FUND*   BOND FUND       FUND        FUND*        FUND        FUND*
---------------------------------------------------------------------------------------------------
      First 50                 .50%      .50%          .65%         .60%        .65%       .65%
  After 50; next 25            .50%      .50%          .65%         .60%        .65%       .65%
  After 75; next 25            .50%      .50%          .65%         .60%        .65%       .65%
 After 100; next 25            .50%      .50%          .65%         .60%        .65%       .65%
 After 125; next 25            .50%      .50%          .65%         .60%        .65%       .65%
 After 150; next 50            .50%      .50%          .65%         .60%        .65%       .65%
After 200; next 100            .50%      .45%          .65%         .60%        .65%       .65%
After 300; next 100            .50%      .45%          .65%         .60%        .65%       .65%
After 400; next 100            .50%      .45%          .65%         .60%        .65%       .65%
     Over 500                  .40%      .40%          .55%         .50%        .50%       .50%
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                             FLORIDA     CALIFORNIA
                             INSURED      INSURED        NATIONAL     GROWTH AND             EMERGING   INTERNATIONAL
   AMOUNT OF ASSETS         MUNICIPAL   INTERMEDIATE     MUNICIPAL      INCOME      GROWTH    GROWTH       GROWTH
        ($ MIL.)              FUND*    MUNICIPAL FUND*     FUND*         FUND        FUND      FUND         FUND
---------------------------------------------------------------------------------------------------------------------
       First 50               .60%         .65%            .60%          .80%        .95%      .90%        .95%
  After 50; next 25           .60%         .65%            .60%          .80%        .95%      .90%        .85%
  After 75; next 25           .60%         .65%            .60%          .80%        .95%      .90%        .85%
 After 100; next 25           .60%         .65%            .60%          .75%        .90%      .85%        .85%
 After 125; next 25           .60%         .65%            .60%          .75%        .90%      .85%        .65%
 After 150; next 50           .60%         .65%            .60%          .75%        .90%      .85%        .65%
After 200; next 100           .60%         .65%            .60%          .70%        .875%     .85%        .65%
After 300; next 100           .60%         .65%            .60%          .70%        .875%     .85%        .65%
After 400; next 100           .60%         .65%            .60%          .65%        .875%     .85%        .65%
      Over 500                .45%         .50%            .45%          .575%       .875%     .75%        .65%
---------------------------------------------------------------------------------------------------------------------

* For these Funds, the Advisor has contractually agreed to limit the annual management fees that are payable under the investment advisory agreements with the Funds to the percentages as set forth below. To ensure that such limits will be met, the Advisor will not accrue in payment of its management fee for each such Fund more than the percentage shown on a rolling quarterly basis.
      Global Money Fund                                          0.40%
      U.S. Government Money Fund                                 0.40%
      California Money Fund                                      0.40%
      U.S. Government Fund                                       0.55%
      California Municipal Fund                                  0.55%
      Florida Insured Municipal Fund                             0.55%
      California Insured Intermediate Municipal Fund             0.55%
      National Municipal Fund                                    0.55%

The Advisor retains only the net amount of the foregoing management fees after the advisory fees paid to the Sub-Advisors, described below, are deducted. Out of the total management fee received by the Advisor for each Fund, the Advisor would pay to the Sub-Advisor, absent fee waivers by the Sub-Advisor, the following percentages of the average net assets of each Fund:

---------------------------------------------------------------------------------------------------
                                                    SHORT TERM
                               EACH    SHORT TERM     GLOBAL        U.S.     CORPORATE   CALIFORNIA
                               MONEY  HIGH QUALITY  GOVERNMENT   GOVERNMENT    INCOME     MUNICIPAL
AMOUNT OF ASSETS ($ MIL.)      FUND    BOND FUND      FUND(1)      FUND(2)       FUND      FUND(3)
---------------------------------------------------------------------------------------------------
      First 50                 .15%      .15%          .28%         (2)         .30%       .20%
 After 50; next 25             .15%      .15%          .28%         (2)         .30%       .20%
 After 75; next 25             .15%      .15%          .28%         (2)         .30%       .20%
 After 100; next 25            .15%      .15%          .28%         (2)         .30%       .20%
 After 125; next 25            .15%      .15%          .28%         (2)         .30%       .20%
 After 150; next 50            .15%      .15%          .28%         (2)         .30%       .15%
After 200; next 100            .15%      .10%          .10%         (2)         .30%       .15%
After 300; next 100            .15%      .10%          .10%         (2)         .30%       .15%
After 400; next 100            .15%      .10%          .10%         (2)         .30%       .15%
     Over 500                  .15%      .10%          .10%         (2)         .25%       .15%
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                             FLORIDA     CALIFORNIA
                             INSURED      INSURED        NATIONAL     GROWTH AND             EMERGING   INTERNATIONAL
   AMOUNT OF ASSETS         MUNICIPAL   INTERMEDIATE     MUNICIPAL      INCOME      GROWTH    GROWTH       GROWTH
        ($ MIL.)              FUND     MUNICIPAL FUND     FUND(3)        FUND        FUND      FUND         FUND
---------------------------------------------------------------------------------------------------------------------
       First 50               .20%         .20%            .20%          .45%        .55%      .55%         .60%
  After 50; next 25           .20%         .20%            .20%          .45%        .55%      .55%         .50%
  After 75; next 25           .125%        .125%           .20%          .45%        .55%      .55%         .50%
 After 100; next 25           .125%        .125%           .20%          .40%        .50%      .50%         .50%
 After 125; next 25           .125%        .125%           .20%          .40%        .50%      .50%         .40%
 After 150; next 50           .125%        .125%           .15%          .40%        .50%      .50%         .40%
After 200; next 100           .125%        .125%           .15%          .35%        .50%      .50%         .40%
After 300; next 100           .125%        .125%           .15%          .35%        .50%      .50%         .40%
After 400; next 100           .125%        .125%           .15%          .30%        .50%      .50%         .40%
      Over 500                .125%        .125%           .15%          .30%        .50%      .50%         .40%
---------------------------------------------------------------------------------------------------------------------

(1) Sierra Advisors pays the Sub-Advisor of the Short Term Global Government Fund a minimum annual fee of $137,500.

(2) BlackRock is paid fees monthly at the following annual rate under the Current Sub-Advisory Agreement for the
    Fund: (i) .185% of the Fund's average daily net assets if the combined average daily net assets of the Fund and
    The Sierra Variable Trust's U.S. Government Fund (together, the "Government Funds' Combined Assets") are equal to or less than $650,000,000; (ii) .15% of the Fund's average daily net assets if the Government Funds'
    Combined Assets are more than $650,000,000 but less than $1,000,000,000; or (iii) .10% of the Fund's average daily net assets if the Government Funds' Combined Assets are more than $1,000,000,000.

(3) Pursuant to the investment sub-advisory agreements with respect to each of the California Municipal and
    National Municipal Funds, when the combined average daily net assets of the California Municipal and National
    Municipal Funds (the "Combined Assets") exceed $750 million, the Sub-Advisor will be paid a fee with respect to each Fund in proportion to each Fund's average net assets at the following annual rate: .15% of the Combined
    Assets up to $1 billion; plus .125% of the Combined Assets over $1 billion.

Advisory fees paid by the International Growth, Short Term Global Government, Growth and Emerging Growth Funds are higher than those paid by most other investment companies; however, the Board of Trustees believes that the fees are competitive with advisory fees paid by investment companies with similar investment objectives and policies.

------------------------------------------------------------------------------

* UNDERSTANDING THE MANAGEMENT FEE
The basic fee Sierra Advisors receives is designed to be responsive to changes in the size of a Fund. Building this variable into the fee calculation assures shareholders that they will pay a lower rate as a Fund's assets under management increase.
------------------------------------------------------------------------------

OTHER EXPENSES
While the management fee is a significant component of each Fund's annual operating costs, each Fund has other expenses as well. In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees; proxy solicitation costs; and the compensation of trustees who are not affiliated with Sierra Advisors. Fund expenses, other than the fees charged under the Rule 12b-1 Plans and, for the Class B Shares and Class S Shares, the service fees, are allocated on the relative net asset value of outstanding shares of each class. The Rule 12b-1 Plans fees and service fees for the Class
B and Class S Shares are class expenses charged to the outstanding shares of the class to which such fees relate.

------------------------------------------------------------------------------
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE TRUST'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE TRUST'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.
------------------------------------------------------------------------------

G R E A T   W E S T E R N
-------------------------
  FINANCIAL SECURITIES
    Member NASD/SIPC


  9301 Corbin Avenue
  Suite 333
  P.O. Box 1160
  Northridge, California 91328-1160

  (800) 222-5852


  Distributed by:
  Sierra Investment Services Corporation

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